UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
(Rule 14a-101)
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
WEX Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2024

Notice of annual meeting and proxy statement

wex™

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
Page references are supplied to help you find further information in this Proxy Statement.
This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of WEX Inc. for use at the Annual Meeting of Stockholders, to be held virtually at https://web.lumiagm.com/289188153, password wex2024, on May 9, 2024, at 8:00 a.m. EDT, and any postponement or adjournment thereof. In accordance with rules and regulations adopted by the Securities and Exchange Commission (“SEC”), we have elected to provide our stockholders access to our proxy materials on the Internet (https://ir.wexinc.com/financials/annual-reports-proxy-esg/default.aspx). This proxy statement, the Notice and the accompanying proxy card, together with a copy of our Annual Report on Form 10-K filed for the year ended December 31, 2023 (the “Annual Report on Form 10-K”) with the SEC on February 23, 2024, are first being released to the Company’s stockholders on or about April 23, 2024. The Company’s principal executive offices are located at 1 Hancock Street, Portland, Maine 04101.

Proposal 1
Election of Directors The Board recommends a vote FOR each director nominee. See page 10.

Our Board of Directors
As a result of the adoption of our Amended and Restated Certificate of Incorporation, which was approved by our Board of Directors (the “Board”) and by our stockholders during the Company's 2021 Annual Meeting of Stockholders, following this 2024 Annual Meeting of Stockholders (the “Annual Meeting”), the Company will have completed the process of declassifying the Board, which was previously divided into three classes. All directors who were elected to serve for a term expiring at the Annual Meeting, which as of this Annual Meeting, includes the entire Board, are subject to re-election at this Annual Meeting. Accordingly, each director nominated for election at the Annual Meeting, if elected, will serve for a one-year term, expiring at the 2025 Annual Meeting of Stockholders, and until their respective successors are elected and qualified.
On December 7, 2023, the Board increased the number of seats on of the Board from 11 to 12 and, as part of its ongoing Board refreshment efforts, elected Aimee Cardwell to fill the newly-created vacancy, for a term expiring at the Annual Meeting and until her successor is elected and qualified.
To further support our Board's refreshment, and as further discussed below, Regina Sommer has not been re-nominated for election to the Board and, therefore, will not stand for re-election. The Company wishes to thank Ms. Sommer for her dedication to the Company and service on the Board. As a result, the Board has determined that, effective immediately after the Annual Meeting, the number of seats on the Board will be reduced from 12 to 11.

2024 Proxy Statement	3

PROXY STATEMENT SUMMARY
The following table provides summary information about each director nominee, including anticipated committee assignments following the Annual Meeting, assuming each nominees' successful election:

Name and Primary Occupation	Age	Director Since	Projected Committee Membership(1)
			AC	LDCC	CGC	FC	TC
Nancy Altobello	66	2021		M	C
Former Partner, Ernst & Young
Daniel Callahan	67	2019		M			C
Former Global Head of Operations and Technology, Citigroup
Aimee Cardwell	56	2023	M				M
Former Executive Vice President, and Chief Information Security Officer, UnitedHealth Group
Shikhar Ghosh	66	2005			M		M
Professor of Management Practice, Harvard Business School
James Groch	62	2020	M			PC
Former Chief Financial Officer, Global Group President and Chief Investment Officer, CBRE Group, Inc.
James Neary	59	2016		M		M
Managing Director, Co-head of US Private Equity, and a member of the Executive Management Group of Warburg Pincus
Derrick Roman	60	2021	C			M
Former Partner, PricewaterhouseCoopers
Melissa Smith	55	2014
Chair, Chief Executive Officer and President, WEX Inc.
Stephen Smith	53	2019		C		M
President and Chief Executive Officer, L.L.Bean
Susan Sobbott	59	2018	M		M
Former President of Global Commercial Services, American Express Company
Jack VanWoerkom	70	2005		M	M
Vice Chairman and Lead Director, Former Executive Vice President, General Counsel, and Corporate Secretary, The Home Depot, Inc.

AC – Audit Committee	FC – Finance Committee	PC – Prospective Chair	- Independent
LDCC – Leadership Development and Compensation Committee	TC – Technology and Cybersecurity Committee	M – Member
CGC – Corporate Governance Committee	C – Chair
(1)For a discussion regarding our board's current committee assignments, please go to "Standing Committees of the Board" found on page 27. The information on this page depicts the anticipated composition of the Board's committees following the Annual Meeting.

4	WEX Inc.

PROXY STATEMENT SUMMARY
Board Nominee Snapshot*

Independence	Tenure	Age	Diversity
Independent	0-4 years	50-60 years	Female

Not Independent	4-7 years	61-70 years	Ethnically Diverse

>7 years

Skills and Experiences

Nancy Altobello
Daniel Callahan
Aimee Cardwell
Shikhar Ghosh
James Groch
James Neary
Derrick Roman
Melissa Smith
Stephen Smith
Susan Sobbott
Jack VanWoerkom

Finance, Accounting, or Reporting	Risk Management	Industry
Legal and Regulatory	Global or International Business	Sustainability (and HCM)
Business Development and M&A	Technology	Cybersecurity
*Reflects the anticipated composition of the Board and its Committees following the Annual Meeting.

2024 Proxy Statement	5

PROXY STATEMENT SUMMARY

Proposal 2
Advisory (Non-Binding) Vote on the Compensation of Our Named Executive Officers The Board recommends a vote FOR this proposal. See page 41.

Our Approach to Compensation
Our compensation programs are designed and administered to balance the achievement of near-term operational results and long-term growth goals with the ultimate objective of increasing long-term stockholder value. The principal elements of an executive’s total compensation consist of base salary, an annual cash bonus (which we call our short term incentive program, or, STIP), and long-term incentives.
The majority of CEO compensation is variable (“at risk”). For 2023, 92% of target total direct compensation was variable for our CEO in her core compensation program. This directly ties pay to Company performance outcomes, including financial results, strategic initiatives, and stock price performance, which the Leadership Development and Compensation Committee of the Board believes directly aligns with the interests of our stockholders.

2023 CEO Target Total Compensation Mix	2023 CEO Long-term Incentive Mix

8%
Salary
12%
Annual Incentive
48%
PRSUs
(92%)
Variable Compensation
12%
RSUs
20%
Stock Options

15%
RSUs
60%
PRSUs
(85%)
Performance
Contingent
25%
Stock
Options

The majority of the compensation for the remaining Named Executive Officers is also variable and tied directly to Company performance outcomes, as described above.

Proposal 3
Ratification of Deloitte & Touche LLP as Our Independent Registered Public Accounting Firm For Fiscal Year 2024 The Board recommends a vote FOR this proposal. See page 72.

The Audit Committee of the Board has selected Deloitte & Touche LLP (D&T) as the Company’s independent registered public accountant for the 2024 fiscal year. D&T has served as the Company’s independent registered public accountant since 2003. We are asking our stockholders to ratify this selection.

6	WEX Inc.

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

Date and Time Thursday, May 9, 2024 8:00 a.m. Eastern Time	Virtual Audio Web Conference https://web.lumiagm.com/289188153	Who Can Vote Stockholders who owned shares of our common stock at the close of business on March 28, 2024 are entitled to vote

Agenda	Board Recommendation	For Further Details
To elect eleven directors for a term of one year	FOR each director nominee	Page 10
To approve on an advisory (non-binding) basis the compensation of our Named Executive Officers	FOR	Page 41
To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024	FOR	Page 72
Stockholders will also consider and transact any other business properly coming before the Annual Meeting.
Our Annual Meeting of Stockholders will be conducted exclusively via the Internet as a virtual web conference to enable greater stockholder attendance and participation from any location around the world. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that stockholders can attend the Annual Meeting online, vote their shares electronically during the online meeting and submit questions during the online meeting by visiting https://web.lumiagm.com/289188153. The password for the meeting is wex2024. If you have any questions, please contact D.F. King & Co., Inc., our proxy solicitor assisting us in connection with the Annual Meeting. Stockholders may call them toll free at (800) 283-9185. Banks and brokers may call them at (212) 269-5550.
We will begin mailing to our stockholders our Annual Report for the fiscal year ended December 31, 2023, and our proxy materials on or about April 23, 2024.
Stockholders who owned shares of our common stock at the close of business on March 28, 2024 are entitled to attend the Annual Meeting online and vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting. Stockholders that owned stock in “street name” as of such date must demonstrate proof of beneficial ownership to virtually attend the Annual Meeting and must obtain a legal proxy from their bank, broker or other nominee to vote electronically during the Annual Meeting. A list of our registered stockholders as of the close of business on the record date will be available for ten days prior to the Annual Meeting between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time, at the Office of the General Counsel, WEX Inc., 1 Hancock Street, Portland, Maine 04101. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting. Further information about how to register to attend the Annual Meeting, attend the Annual Meeting online, vote your shares electronically during the meeting, and submit questions online during the meeting is included in the accompanying proxy statement.
By Order of the Board of Directors,
Sara T.W. Trickett
Acting General Counsel and Assistant Corporate Secretary

2024 Proxy Statement	7

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 9, 2024:
The proxy statement and 2023 Annual Report, which includes the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are available for viewing, printing, and downloading, free of charge, at https://ir.wexinc.com/financials/annual-reports-proxy-esg/.
How to Vote: If you are a stockholder of record, to vote prior to the Annual Meeting you may use the following voting methods:

Internet Go to www.voteproxy.com. You will need the control number included on your proxy card. Your vote must be received by 11:59 p.m. ET on May 8, 2024 to be counted.	Mail Complete, sign, and date your enclosed proxy card and return it by mail in the enclosed prepaid and addressed envelope prior to the Annual Meeting.
Telephone
Dial 1-800-776-9437 in the United States or 1-718-921-8500 from foreign countries and follow the recorded instructions. You will need the control number on your proxy card. Your vote must be received by 11:59 p.m. ET on May 8, 2024 to be counted.

If you are a stockholder of record, you may also vote your shares electronically during the virtual Annual Meeting by visiting https://web.lumiagm.com/289188153. The password for the Annual Meeting is wex2024.
If you hold your stock in “street name,” that is, stock held for your account by a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee in order to vote prior to or during the Annual Meeting. If you hold your stock in “street name,” you must obtain a legal proxy from your bank, broker or other nominee in order to vote during the Annual Meeting.

8	WEX Inc.

TABLE OF CONTENTS

Proxy Statement Summary	3

Certain statements in this proxy statement, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about our business and future performance, as well as our targets, goals, and commitments, with respect to sustainability and otherwise, outlined in this proxy statement or elsewhere. When used in this proxy statement, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “future opportunity,” “intend,” “may,” “plan,” “project,” “should,” “strategy,” “target,” “would,” “will likely result,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially, including, but not limited to, the risks and uncertainties identified in Item 1A of our Annual Report for the year ended December 31, 2023, filed on Form 10-K with the Securities and Exchange Commission ("SEC") on February 23, 2024 and subsequent filings with the SEC. In addition, descriptions of historic performance and performance targets may not be indicative of future performance in light of these risks and uncertainties. The proxy statement speaks only as to the date of mailing, and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Notice of 2024 Annual Meeting of Stockholders	7

Governance	10

Proposal 1: Election of Directors	10
Election of The Board of Directors	11
Board Structure	25
The Board's Role and Responsibilities	29
Board Practices, Policies, and Processes	32
Director Compensation	36

Executive Officers	39

Executive Compensation	41

Proposal 2: Advisory (Non-Binding) Vote on the Compensation of Our Named Executive Officers	41
Compensation Discussion & Analysis	42
Compensation Committee Report	59
Executive Compensation Tables	60
Pay Ratio Disclosure	69
Pay versus Performance	70

Audit Matters	72

Proposal 3: Ratification of Deloitte & Touche LLP as Our Independent Registered Public Accounting Firm for Fiscal Year 2024	72
Auditor Selection and Fees	73
Audit Committee Report	74

Information About Stock Ownership	75

Principal Stockholders	75
Securities Authorized for Issuance under Equity Compensation Plans	77

General Information About the Annual Meeting and Voting Your Shares	78
Other Business	84
Appendix A	85

2024 Proxy Statement	9

GOVERNANCE

Proposal 1
Election of Directors

As a result of the adoption of our Amended and Restated Certificate of Incorporation, which was approved by the Board and by our stockholders during the Company’s 2021 Annual Meeting of Stockholders, following this Annual Meeting, the Company will have completed the process of declassifying its Board, which was previously divided into three classes. All directors who were elected to serve for a term expiring at the Annual Meeting, including our Class I directors, are subject to re-election at the Annual Meeting. Each director nominated for election at the Annual Meeting may be elected for a one-year term, expiring at the 2025 Annual Meeting of Stockholders, and until their respective successors are elected and qualified.
On December 7, 2023, the Board increased the number of seats on the Board from 11 to 12 members and, as part of its ongoing Board refreshment efforts, elected Aimee Cardwell for a term expiring at the Annual Meeting.
To further support our Board's refreshment, Regina Sommer has not been re-nominated and will not stand for re-election at the Annual Meeting and, following the Annual Meeting, will retire from the Board. The Company wishes to thank Ms. Sommer for her dedication to the Company and for her service on the Board. As a result, in connection with the Annual Meeting, the Board will reduce its size from 12 to 11 members.
The following individuals are our director nominees for election to serve a one-year term, until our 2025 Annual Meeting of Stockholders and until their respective successors are elected and qualified:
•Nancy Altobello
•Don Callahan
•Aimee Cardwell
•Shikhar Ghosh
•James Groch
•James Neary
•Derrick Roman
•Melissa Smith
•Stephen Smith
•Susan Sobbott
•Jack VanWoerkom
As part of the Board's continual effort to maintain a breadth of skills, qualifications, backgrounds, and experience on the Board, after considering the recommendation of the Corporate Governance Committee, the Board determined to nominate each of the foregoing directors for re-election. All of our director nominees have consented to be named in the proxy statement and to serve if elected.

The Board recommends a vote FOR these nominees.

10	WEX Inc.

GOVERNANCE
Election of The Board of Directors
Overview
Our business is managed under the direction of our Board pursuant to the Delaware General Corporation Law and our Amended and Restated Certificate of Incorporation, Amended and Restated By-Laws ("By-Laws"), and Corporate Governance Guidelines. The Board has responsibility for establishing broad corporate policies and overseeing our overall company performance. The Board keeps itself informed of Company business through regular reports and analyses and discussions with our CEO and our senior leadership; by reviewing materials provided to the Board; by consulting with outside advisors as appropriate; and by participating in board and committee meetings. For example, each year, the Board holds a two-day strategy session, which includes presentations from many senior executives across our lines of business. Additionally, at its meetings, the Board routinely engages with senior management on critical business matters that tie to the Company’s overall strategy. Also, as noted on page 33 the Board participates in continuing education, including in 2023 with a third-party to discuss artificial intelligence. The Board actively oversees our long-term business strategy and is actively engaged in ensuring that our culture reflects a commitment to integrity, compliance, and inclusion.

Melissa Smith	Nancy Altobello	Daniel Callahan	Shikhar Ghosh

James Groch	James Neary	Derrick Roman	Stephen Smith

Susan Sobbott	Regina Sommer	Jack VanWoerkom	Aimee Cardwell

2024 Proxy Statement	11

GOVERNANCE
Selection of Directors
The Corporate Governance Committee of the Board is responsible for identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and recommending to the Board the persons to be nominated for election as directors at an annual meeting of stockholders in accordance with the Corporate Governance Guidelines, the policies and principles in the Corporate Governance Committee Charter and the applicable criteria adopted by the Board. The Board regularly evaluates both itself and its committees for the proper mix and breadth of skills, experience, and backgrounds to maintain a high-functioning and adept Board. As a result, since 2018, five directors have departed the Board and seven directors, with a strong mix of skills, qualifications, backgrounds, and experiences, have joined the Board, demonstrating the Board’s focus on refreshment and evolution of our business and the general business environment. In light of the Company’s current business and strategic priorities, the Corporate Governance Committee currently seeks individuals with the following types of experience:

FINANCE, ACCOUNTING, OR REPORTING EXPERIENCE — Individuals with an understanding of finance and financial reporting processes are valued on our Board because of the importance we place on accurate and transparent financial reporting and robust financial controls and compliance. We also seek to have a number of directors who qualify as audit committee financial experts.

LEGAL OR REGULATORY EXPERIENCE — Individuals who have had legal or regulatory experience provide insights into addressing significant legal and public policy issues, particularly in areas related to our Company’s business and operations. Because our Company’s business requires compliance with a variety of regulatory requirements across a number of countries, our Board values directors with relevant legal or regulatory experience.

BUSINESS DEVELOPMENT AND M&A EXPERIENCE — Individuals with a background in business development and in M&A provide insight into developing and implementing strategies for growing our business. Useful experience in this area includes skills in analyzing the “fit” of a proposed acquisition with a company’s strategy, the valuation of transactions, and assessing management’s plans for integration with existing operations.

RISK MANAGEMENT — Individuals with experience overseeing the management of operational and financial risks, including those presented by new, strategic opportunities, provide valuable stewardship.

GLOBAL OR INTERNATIONAL BUSINESS EXPERIENCE — Because our Company is a global organization, individuals with broad international exposure provide useful business and cultural perspectives. We seek directors who have had relevant experience with multinational companies or in international markets.

TECHNOLOGY EXPERIENCE — As a technology company and leading innovator, we seek individuals with backgrounds in technology because our success depends on developing, investing in and protecting new technologies and ideas. We also target directors who can help guide the Company in advancing our strategy into new payment industries.

INDUSTRY EXPERIENCE — We seek individuals with experience in the financial technology payments industry generally and fleet, travel, and healthcare payments specifically.

SUSTAINABILITY (AND HCM) EXPERIENCE — We seek individuals with experience broadly across sustainability matters, which includes Human Capital Management ("HCM") considerations given their importance to the Company.

CYBERSECURITY EXPERIENCE — We seek individuals with cybersecurity experience from both a technical and governance perspective to ensure that our Board and Company provide appropriate oversight over the Company's cybersecurity program.

12	WEX Inc.

GOVERNANCE
Director Nominees and Background Information

Nancy Altobello
Former Partner, Ernst & Young
Age: 66
Director Since: 2021
Independent: Yes
Projected Board Committees:
•Corporate Governance Committee (Chair)
•Leadership Development and Compensation Committee
Additional Public Company Boards:
•MarketAxess Holdings Inc.
•Amphenol Corporation

Ms. Altobello was most recently the Global Vice Chair, Talent of Ernst & Young (“EY”), where she was responsible for the firm’s global talent and people strategy from July 2014 to June 2018. Prior to that, she held a number of senior positions at EY, including the Americas Vice Chair, Talent, the Managing Partner, Northeast Region Audit and Advisory Practices, and the Managing Partner, North American Audit Practice. During this time, Ms. Altobello also served as an audit partner for a number of leading global organizations. Ms. Altobello is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants. Ms. Altobello currently serves as a board member and lead director of MarketAxess Holdings Inc., an international financial technology company, and sits on their Compensation and Talent and Nominating and Governance committees. Ms. Altobello also serves as a board member of Amphenol Corporation, a major producer of electronic and fiber optic connectors, cable, and interconnect systems such as coaxial cables, and is the chair of their Audit Committee and sits on their Compensation Committees. She previously served on the boards of CA Technologies before it was acquired by Broadcom in 2018, MTS Systems before it was acquired by Amphenol in April 2021, and Cornerstone on Demand before it was acquired by Clearlake Capital Group in 2021.
Key Experience
Global or international Business Served as Ernst & Young's Global Vice Chair, Talent from 2014-2018 in addition to numerous other senior positions at EY.
Business Development & M&A Has severed on multiple public company Boards overseeing large M&A transactions.
Finance Accounting or Reporting More than 20 years of experience and serving as an audit partner for a number of leading global organizations and as a Certified Public Accountant.
Risk Management Possesses deep risk management expertise through her multiple decades as an audit partner at EY and experience serving on public company audit committees.
Sustainability (and HCM) In addition to serving on multiple boards across multiple sectors of business, served as the Global Vice Chair, Talent for Ernst & Young from 2014-2018.
Legal or Regulatory Experience Has deep expertise of regulatory requirements given her experience as an Audit Managing Partner, Vice Chair of Talent, and board membership at EY.

2024 Proxy Statement	13

GOVERNANCE

Daniel Callahan
Former Global Head of Operations and Technology, Citigroup
Age: 67
Director Since: 2019
Independent: Yes
Projected Board Committees:
•Technology and Cybersecurity Committee (Chair)
•Leadership Development and Compensation Committee
Additional Public Company Boards:
•Scotiabank

Mr. Callahan was an officer of Citigroup, an American multinational investment bank and financial services corporation, prior to his retirement in December 2018. At Citigroup, Mr. Callahan served from October 2007 to December 2018 as the Global Head of Operations and Technology. Prior to joining Citigroup, Mr. Callahan held various leadership positions with Credit Suisse, Morgan Stanley, and IBM. In addition, Mr. Callahan has served as the Non-Executive Chair of Time, a news publication, since January 2021, and served as the Executive Chairman of Time from March 2019 to December 2020, and Executive Partner at Bridge Growth Partners, a technology investment firm, since July 2019. Mr. Callahan also currently serves as a director of Scotiabank, a leading bank in the Americas listed on the New York Stock Exchange, and sits on their Corporate Governance and Risk Committees, and the Columbia University's Teachers College charity board as well as on the boards of several private companies.
Key Experience
Industry Experience Brings broad industry expertise through his more than 40 years of experience in multiple multinational corporations serving the financial services sector.
Global or International Business Provides global executive leadership experience through his time spent serving as the Global Head of Operations and Technology for Citigroup and his various leadership positions at Credit Suisse, Morgan Stanley, and IBM.
Technology In addition to his extensive experience as Citigroup's Global Head of Operations and Technology, Mr. Callahan brings further technology experience through his work with Bridge Growth Partners and his service on various boards, including prior service on Tata Consultancy, an Indian multinational information services and consultancy company.
Business Development & M&A As Global Head of Operations and Technology for Citigroup, was deeply involved with all Citigroup's M&A and business development activities.
Risk Management Provides risk management experience as a result of his former career at Citigroup and his service on Scotiabank's Risk Committee and prior service on Tata Consultancy Services' Risk Management Committee.
Sustainability (and HCM) Experience with sustainability, including a focus on the environment, while serving as the Non-Executive Chair of Time and additional investment experience in sustainability-focused companies.
Cybersecurity While serving as Citigroup's Global Head of Operations and Technology, he was responsible for the Company's cybersecurity initiatives.

14	WEX Inc.

GOVERNANCE

Aimee Cardwell
Former Executive Vice President and Chief Information Security Officer at UnitedHealth Group Incorporated
Age: 56
Director Since: 2023
Independent: Yes
Projected Board Committees:
•Audit Committee
•Technology and Cybersecurity Committee

Ms. Cardwell joined the Board in December 2023. Since May 2023, Ms. Cardwell has been consulting as a virtual CISO and CIO for a variety of companies in the healthcare and financial services space. From June 2021 to May 2023, Ms. Cardwell served as the Executive Vice President and Chief Information Security Officer at UnitedHealth Group Incorporated, a multinational managed healthcare and insurance company, where she oversaw the global cybersecurity team. From January 2020 to June 2021, Ms. Cardwell was the Chief Information Officer of Optum Financial, Inc., a wholly-owned subsidiary of UnitedHealth Group Incorporated, helping to transform the organization through multiple acquisitions. From May 2015 to December 2019, she held multiple leadership positions at American Express Company, a multinational financial services company, including Chief Information Officer, Digital Payments, and as a Vice President of Engineering, where she led engineering teams in the areas of consumer product delivery, blockchain, digital wallets, online payments, tokenization, wearables, and conversation bots. Prior to joining American Express, Ms. Cardwell held management positions at various companies, including eBay Inc. and Expedia Group Inc. Ms. Cardwell also served on the Technology Advisory Board of Rent the Runway, Inc. from May 2016 to December 2019.
Key Experience
Industry Experience Brings broad industry expertise through her experience serving in leadership positions at UnitedHealth Group Incorporated, Optum Financial, Inc., American Express Company, and Expedia Group Inc.
Global or International Business Provides deep global business experience through her leadership roles at UnitedHealth Group Incorporated, Optum Financial, American Express Company, eBay Inc., and Expedia Group Inc.
Business Development & M&A Served on a team at UnitedHealth Group Incorporated that supported integration activities to support value creation and the realization of synergies. Also, has extensive experience providing M&A due diligence.
Technology In addition to her extensive experience serving as UnitedHealth Group Incorporated's Chief Information Security Officer, has also held Chief Information Officer positions at both Optum Financial, Inc. and American Express Company.
Risk Management Provides risk management experience through her service on the Executive Risk Counsel at UnitedHealth Group Incorporated, where Ms. Cardwell supported the gathering, quantifying, and reporting of risks across the enterprise.
Cybersecurity Brings deep cybersecurity expertise throughout her experience leading technology organizations, including serving as UnitedHealth Group Incorporated's Chief Information Security Officer.

2024 Proxy Statement	15

GOVERNANCE

Shikhar Ghosh
Professor of Management Practice, Harvard Business School
Age: 66
Director Since: 2005
Independent: Yes
Projected Board Committees:
•Corporate Governance Committee
•Technology and Cybersecurity Committee

Mr. Ghosh is a Professor of Management Practice at the Harvard Business School, where he currently teaches a course on advanced technologies, including Artificial Intelligence, Blockchain, and Data. He has been on the faculty since August 2008 and is Co Chairman of the Rock Center for Entrepreneurship at Harvard University. Mr. Ghosh also currently serves on the boards of Evidence Action, Rescale Inc., and Flipside Crypto, Inc. Evidence Action is a non-profit organization that provides health services to over 200 million children across multiple countries. Rescale is a provider of high performance cloud computing. Flipside Crypto is a blockchain analytics company. From 2010 to 2020, Mr. Ghosh was on the Board of Decision Resource Group, a data and analytics company serving the healthcare industry. From June 2006 until December 2007, Mr. Ghosh was the Chief Executive Officer of Risk Syndication for the Kessler Group, where he enabled bank clients and their endorsing partners to market credit cards. From June 1999 to June 2004, Mr. Ghosh was Chairman and Chief Executive Officer of Verilytics Technologies, LLC, an analytical software company focused on the financial services industry. In 1993, Mr. Ghosh founded Open Market, Inc., an Internet commerce and information publishing software firm. From 1988 to 1993, Mr. Ghosh was the Chief Executive Officer of Appex Corp., a technology company that was sold to Electronic Data Systems Corporation in 1990. From 1980 until 1988, Mr. Ghosh served in various positions with The Boston Consulting Group, and was elected as a worldwide partner and a director of the firm in 1988.
Key Experience
Business Development and M&A Serves as a professor of Management Practice at the Harvard Business School, in addition to the co-chairman of the Rock Center for Entrepreneurship at Harvard University.
Global or International Business Extensive experience in multiple international businesses, including Evidence Action, a nonprofit organization serving over 200 million children across multiple countries.
Industry Experience Brings experience in the digital payment industry since 1996 and in the Health Care information business for a decade.
Technology In addition to over 30 years experience in operating and Board roles in technology companies, Mr. Ghosh currently teaches and serves as an advisor to companies on the use of Artificial Intelligence, specifically in relation to their strategy and operations. He teaches several courses to MBA students, Executives, and Boards of Directors on the use of advanced technology for strategy, operations, and cybersecurity at Harvard Business School, where he has been on the faculty since 2008.
Cybersecurity Teaches classes at Harvard Business School regarding cybersecurity and has authored case studies related to cybersecurity threats. Furthermore, is on the board of directors for Rescale, a company that provides cloud infrastructure for high performance computing, including security intensive applications.

16	WEX Inc.

GOVERNANCE

James Groch
Former Chief Financial Officer, Global Group President, and Chief Investment Officer, CBRE Group, Inc.
Age: 62
Director Since: 2020
Independent: Yes
Projected Board Committees:
•Finance Committee (Chair)
•Audit Committee

Mr. Groch served as a C-Suite Executive at CBRE Group, Inc., a Fortune 150 multinational commercial real estate services and investment management firm with over 100,000 employees and $100 billion of assets under investment management, from 2009 to June 2020. In his roles as the Company’s Global Group President and Chief Investment Officer (from May 2019 to June 2020), Chief Financial Officer and Chief Investment Officer (from March 2014 to May 2019), and EVP Strategy and Corporate Finance & Chief Investment Officer (from January 2009 to March 2014), he was responsible for overseeing or directly executing the Company’s extensive balance sheet, M&A (over 90 acquisitions) and strategy activities, as well as investments via its Trammell Crow Company subsidiary. In addition to his Finance and Corporate Development activities, Mr. Groch has been active in technology, leading the development of two significant software platforms still core to CBRE today, and acquiring SaaS companies. Since leaving CBRE in 2020, Mr. Groch has advised CEOs of public and private companies (via requests or CEO introductions from their board members), co-founded Ethos Development, LLC, and has been an active investor. Prior to CBRE, from 1991 to 2009, Mr. Groch held numerous senior executive roles at Trammell Crow Company, a NYSE company from 1997 until sold to CBRE in 2006. These roles included President of Funds and Investment Management, Head of Corporate Development, President of Development and Investments - Eastern U.S., and Managing Director of Trammell Crow Northeast. In 1988, Mr. Groch became a partner at Trammell Crow Company, three years after he joined the Company.
Key Experience
Risk Management Deep financial risk management experience through his time spent serving as CBRE Group, Inc.'s Chief Financial Officer, Chief Investment Officer, and other leadership roles.
Finance, Accounting, or Reporting Expertise in finance, accounting, and reporting through his roles as Chief Financial Officer and Chief Investment Officer at CBRE Group, Inc.
Business Development & M&A Responsible for overseeing or directly executing CBRE Group, Inc.'s extensive balance sheet, M&A (over 90 acquisitions) and strategy activities, as well as investments via its Trammell Crow Company subsidiary.
Technology Led the development of two significant software platforms, still core to CBRE Group, Inc. today, and the acquisition of two SaaS companies.
Global or International Business Served in various leadership positions at CBRE Group, Inc., which is a Fortune 150 multinational firm.

2024 Proxy Statement	17

GOVERNANCE

James Neary
Managing Director, Co-head of US Private Equity, and a member of the Executive Management Group of Warburg Pincus
Age: 59
Director Since: 2016
Independent: Yes
Projected Board Committees:
•Finance Committee
•Leadership Development and Compensation Committee
Additional Public Company Boards
•Sotera Health

Mr. Neary is a managing director of Warburg Pincus, a private equity firm, which he joined in 2000. Mr. Neary is currently a Managing Director, Co-head of U.S. Private Equity (since December 2020) and a member of the Executive Management Group. From 2013 to December 2020, Mr. Neary was head of the Industrials & Business Services team. From 2010 to June 2013, Mr. Neary led the firm’s late-stage efforts in the technology and business services sectors in the U.S. Prior to that, from 2004 to 2010, he was co-head of the technology, media, and telecommunications investment efforts in the U.S. From 2000 to 2004, Mr. Neary led the firm’s Capital Markets activities. Prior to joining Warburg Pincus, he was a managing director at Chase Securities and prior to that, he was at Credit Suisse First Boston. Mr. Neary is a director of Sotera Health, a provider of sterilization solutions and lab testing and advisory services, and is the chair of their Leadership Development and Compensation Committee. Mr. Neary is also a director of several private companies and a trustee of the Mount Sinai Health System. Mr. Neary has previously served on the boards of Endurance International Group, a web-presence solutions company; Fidelity National Information Services Inc., a bank technology processing company; Coyote Logistics, a truck brokerage business now owned by UPS; and Interactive Data Corporation, a firm providing financial market data and analytics and now owned by Intercontinental Exchange.
Key Experience
Business Development & M&A Brings more than 20 years of business development and M&A experience through his work at Warburg Pincus, a private equity firm.
Technology Led Warburg Pincus' late stage efforts in the technology sector in the US.
Industry Experience Developed broad industry expertise while working at Warburg Pincus. This includes serving as a Board member currently at Sotera Health and previously at Endurance International Group, Fidelity National Information Services Inc., and Coyote Logistics.
Finance, Accounting, or Reporting Through his career at Warburg Pincus and broad board experience, he brings a strong finance and reporting acumen to our Board.
Sustainability (and HCM) Has broad sustainability experience through his review of Warburg Pincus' sustainability investing and service on Warburg Pincus' DE&I council and several philanthropic boards.
Global or International Business Brings deep global experience through his leadership position at Warburg Pincus.

18	WEX Inc.

GOVERNANCE

Derrick Roman
Former Partner, PricewaterhouseCoopers LLP
Age: 60
Director Since: 2021
Independent: Yes
Projected Board Committees:
•Audit Committee (Chair)
•Finance Committee
Additional Public Company Boards
•CommScope Holding Company, Inc.

Mr. Roman served as an audit, consulting, and senior client relationship partner for the international accounting and consulting firm PricewaterhouseCoopers LLP (“PwC”) from 1997 until his retirement in September 2020. As an external audit partner/practitioner, Mr. Roman led independent financial statement audits of publicly traded and privately held enterprises. He has extensive experience in financial accounting, SEC reporting, internal controls, mergers and acquisitions, debt and equity offerings, initial public and secondary offerings, asset-backed financings, and the implementation of accounting and auditing standards. As an advisory partner, Mr. Roman focused on evaluating and improving internal controls, enterprise risk management, internal auditing, and compliance programs for a diverse group of publicly traded companies. Mr. Roman led his PwC teams and clients through digital transformation, automation, and shared delivery center initiatives. He also held several significant governance, line of business, diversity and inclusion, and corporate responsibility leadership roles at PwC, including serving on its CEO Nominating Committee and its Foundation board. Mr. Roman is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants, the Institute of Internal Auditors, and the National Association of Black Accountants, Inc., where he is a member of its Corporate Advisory Board. Mr. Roman currently serves on the board of directors of CommScope Holding Company, Inc., a global provider of infrastructure solutions for communication and entertainment networks, and sits on their Audit Committee, and serves as a Public Governor at FINRA, a private American corporation that acts as a self-regulatory organization (SRO) that regulates member brokerage firms and exchange markets.
Key Experience
Business Development and M&A More than 20 years of experience as an audit, consulting, and senior client relationship partner for PwC.
Finance, Accounting, or Reporting Certified Public Accountant and a current member of the American Institute of CPAs, the Institute of Internal Auditors, the Central Audit Committee Network, and the National Association of Black Accountants, in addition to more than 20 years of experience at PwC.
Risk Management More than 20 years of experience with a focus on evaluating and improving internal controls, enterprise risk management, internal auditing, and compliance programs for a diverse group of publicly traded companies at PwC.
Technology Led PwC teams and clients through digital transformation, automation, and shared delivery center initiatives.
Sustainability (and HCM) Numerous significant governance, line of business, diversity and inclusion, and corporate responsibility leadership roles at PwC, including serving on its CEO Nominating Committee and its Foundation board. Furthermore, earned the Diligent Climate Leadership Certificate and was included on Savoy Magazine's 2021 Most Influential Black Corporate Directors List.
Cybersecurity Led and participated in numerous cybersecurity projects and initiatives during his time at PwC. Participates in continuing education related to the Board's role in cybersecurity oversight, including the NACD CERT Certificate in Cyber-Risk Management.

2024 Proxy Statement	19

GOVERNANCE

Melissa Smith Chair, Chief Executive Officer, and President, WEX Inc. Age: 55 Director Since: 2014 Independent: No Additional Public Company Boards: •Equifax Inc.

Ms. Smith has served as the Chair of the Board since September 2019. Ms. Smith assumed the role of Chief Executive Officer of WEX and joined the Board in January 2014. She has served as the Company’s President since May 2013. Previously, Ms. Smith served at the Company as President, The Americas, from April 2011 to April 2013 and as the Company’s Chief Financial Officer and Executive Vice President, Finance and Operations from November 2007 to April 2011. From September 2001 through November 2007, Ms. Smith served as the Company's Senior Vice President, Finance and Chief Financial Officer. From May 1997 to August 2001, Ms. Smith held various positions of increasing responsibility with the Company. Ms. Smith began her career at Ernst & Young. Ms. Smith has also served on the board of directors of Equifax Inc., a global data, analytics, and technology company, since November 2020 and currently sits on their Compensation and Governance Committees. Ms. Smith has been designated an Executive Officer of the Company in accordance with Rule 3b-7 of the Securities Exchange Act of 1934.
Key Experience
Business Development & M&A Has several decades of leadership experience at WEX, helping guide the business's strategy and acquisitions.
Finance, Accounting, or Reporting Served as WEX’s Chief Financial Officer for approximately 10 years.
Industry Experience In addition to more than 20 years of experience in various positions, Ms. Smith also serves on the board of directors of Equifax Inc.
Technology Has several decades of experience as part of the leadership team of WEX, which is a global fintech business, and also currently serves on the board of directors of Equifax Inc., a global data, analytics, and technology company.
Global or International Business CEO of WEX and board member of Equifax Inc.
Legal or Regulatory Experience Has deep expertise of relevant regulatory requirements pertaining to WEX given her decades of leadership experience at the company.

20	WEX Inc.

GOVERNANCE

Stephen Smith
President, Chief Executive Officer, and Board Member, L.L.Bean
Age: 53
Director Since: 2019
Independent: Yes
Projected Board Committees:
•Leadership Development and Compensation Committee (Chair)
•Finance Committee

Mr. Smith is the President and Chief Executive Officer of L.L.Bean, a privately held omni-channel consumer lifestyle brand and retail company, a role he has held since January 2016. Mr. Smith serves on the board of directors of L.L.Bean and is on the board of directors for RILA (Retail Industry Leaders Association), an industry organization that represents all major national retailers in Washington, DC. Mr. Smith served on the board of directors of Appalachian Mountain Club, a not-for-profit environmental conservation and recreation organization, from 2016 to 2022. Mr. Smith also serves on the Board of Trustees for Dickinson College, a private liberal arts college, in Carlisle, PA. From July 2011 to November 2015, Mr. Smith held various international positions at subsidiaries of Walmart, a multinational retail corporation, including senior executive roles in marketing, merchandising, and e-commerce, in China and the UK. Prior to joining Walmart, from 2003 to 2011 Mr. Smith held various leadership positions in the United States and Belgium at subsidiaries of Delhaize Group (now Ahold Delhaize), a Belgium-based international food retailer.
Key Experience
Business Development & M&A Serves as the CEO and President of L.L.Bean, an international brand and retailer, where he is responsible for business operations and development through the latest challenges faced by all contemporary business leaders.
Global or International Business In addition to his experience at L.L.Bean, Mr. Smith has held various senior leadership positions at subsidiaries of Walmart, a multinational retail corporation, and subsidiaries of Delhaize Group (now Ahold Delhaize), a Belgium-based international food retailer. He has lived and worked in Belgium, China, and the UK, providing him with eight years of managing and leading foreign offices operating in multiple languages and local cultures.
Sustainability (and HCM) Serves as CEO of L.L.Bean, which is an original and authentic stakeholder philosophy company, where the community, environment, and employees are three of the six stakeholders that the company serves. As such, his daily work is infused with sustainability, diversity, equity, and inclusion. Furthermore, Mr. Smith is co-leading an expansive racial equity and inclusion initiative for the business community of Greater Portland, Maine; and for that work, he received the Champion Award from the Chamber of Commerce in 2022. For governance topics, he has been a participant and a case study subject in several board governance programs at Northwestern's Kellogg School of Management. Also, he has served on the board of directors of Appalachian Mountain Club, a not-for-profit environmental conservation and recreation corporation. At ASDA (Walmart UK), he was the executive sponsor of their diversity efforts from 2012 to 2015.

2024 Proxy Statement	21

GOVERNANCE

Susan Sobbott
Former President of Global Commercial Services, American Express Company
Age: 59
Director Since: 2018
Independent: Yes
Projected Board Committees:
•Audit Committee
•Corporate Governance Committee

Ms. Sobbott was an officer at the American Express Company, a globally integrated payments company, prior to her departure in February 2018. At the American Express Company, Ms. Sobbott served from December 2015 to February 2018 as the President of Global Commercial Services, the multibillion-dollar B2B issuing business of the company serving all business customers globally. Prior to that, she was President of Global Corporate Payments for 2014 and 2015, focused on serving global clients' corporate payment needs, where she led a major effort to uplevel the B2B product and service delivery infrastructure. From 2004 to 2014, she was President and General Manager of American Express OPEN, a multibillion-dollar business unit within American Express Company serving small businesses. Previously, Ms. Sobbott led product development, loyalty rewards, and partnerships for the Consumer Card business. Ms. Sobbott was a member of the Business Operating Committee which worked to develop strategic direction for the firm, and was a founding member of the Enterprise Risk Management Committee. Ms. Sobbott serves on the board of Bambee, a private HR software and services provider to small and medium size businesses, ideas42, a nonprofit behavioral economic consultancy for social issues, and is a member of the Board of Trustees of the Darden School of Business at the University of Virginia. Ms. Sobbott served on the board of directors of The Children’s Place, the largest publicly-traded specialty retailer of children’s apparel in North America, from June 2014 through May 2019. She also served on the board of Red Ventures, a privately held digital marketing provider for many of the world’s biggest consumer brands, from 2012 to 2020 and served on the board of Lola.com, a private company provider of SME travel and expense management software, from 2020 to 2022. Ms. Sobbott is also an advisor to the Women's Venture Capital Fund focused on diverse founders, and to both Avid Ventures and Vesey Ventures, female-founded fintech venture funds.
Key Experience
Industry Ms. Sobbott has several decades of experience in the payments industry, both in senior leadership roles and board roles.
Business Development & M&A In addition to more than 20 years of experience supporting multibillion-dollar divisions, Ms. Sobbott was also a member of the Business Operating Committee, a group of senior leaders at American Express working with the CEO to develop corporate strategy including evaluating acquisitions, and sat on the board of Red Ventures through many significant strategic and scale acquisitions and integrations.
Global or International Business Ms. Sobbott managed a global business operating in 200 countries, serving global companies as well as domestic leaders across continents. Ms. Sobbott also served on the board of directors for The Children’s Place, the largest publicly traded specialty retailer of children’s apparel in North America, with operations in Canada and several international licensing agreements and a global supply chain, while simultaneously serving on the board of Red Ventures, a privately held digital marketing provider for many of the world’s biggest consumer brands.
Risk Management In addition to her extensive experience on numerous boards for privately held companies, Ms. Sobbott served as a member of the Enterprise Risk Management Committee for American Express, and had a specific responsibility for fraud, credit losses, and compliance across the businesses she led.
Sustainability (and HCM) She has been a career-long advocate and sponsor of DEI initiatives, with a specific focus on female executives and entrepreneurs. Ms. Sobbott was the global chair of the Women's Issues network at American Express, Parents at Amex, and was involved in several non profit organizations working to accelerate the development of women leaders in business. She currently advises several female venture capital firms in the fintech space as well as those focused on diverse leadership teams. She has taught coursework focused on stakeholder engagement and has taken board education courses on sustainability and the Board's role providing oversight.

22	WEX Inc.

GOVERNANCE

Jack VanWoerkom
Vice Chairman and Lead Director, WEX Inc.
Former Executive Vice President, General Counsel, and Corporate Secretary, The Home Depot, Inc.
Age: 70
Director Since: 2005
Independent: Yes
Projected Board Committees:
•Corporate Governance Committee
•Leadership Development and Compensation Committee

Mr. VanWoerkom has served as Vice Chairman and Lead Director of the Board since September 2019. Mr. VanWoerkom served as the General Counsel and Chief Compliance Officer of Porchlight Equity (formerly Highland Consumer Fund), a private equity firm specializing in lower middle market companies, from January 2017 until his retirement in December 2018. Before serving as General Counsel and Chief Compliance Officer, Mr. VanWoerkom served as an Operating Partner at Porchlight Equity from June 2015 until January 2017. From June 2011 until June 2015, Mr. VanWoerkom was retired. From June 2007 until June 2011, Mr. VanWoerkom was employed by The Home Depot, Inc., a home improvement retailer, as Executive Vice President, General Counsel and Corporate Secretary. Mr. VanWoerkom served as Executive Vice President, General Counsel and Secretary of Staples, Inc., an office supply retailer, from March 2004 to June 2007. From March 1999 to March 2004, Mr. VanWoerkom was Senior Vice President, General Counsel and Secretary of Staples, Inc.
Key Experience
Risk Management Served as General Counsel for numerous organizations and as Chief Compliance Officer for Porchlight Equity from 2017-2018, bringing more than 20 years of experience in risk management.
Business Development and M&A Served as an Operating Partner for Porchlight Equity, formerly Highland Consumer Fund, a private equity firm specializing in lower middle market business services and consumer companies to help them achieve their vision for continued success. Also served as General Counsel at large international publicly traded companies.
Legal or Regulatory Has several decades of legal experience, including serving as General Counsel of Staples, Inc., and General Counsel of The Home Depot, Inc.
Global or International Business Extensive experience supporting global publicly traded corporations, including while serving as General Counsel at The Home Depot, Inc. and Staples, Inc.

2024 Proxy Statement	23

GOVERNANCE
Board Refreshment/Succession Planning
Number of Directors and Annual Elections
Our Amended and Restated Certificate of Incorporation currently provides that our Board shall consist of such number of directors as is fixed by our By-Laws. Our By-Laws provide that our Board consist of such number of directors as from time to time is fixed exclusively by resolution of the Board. Currently, the Board has fixed the size of the Board at 12 seats, and effective at the conclusion of the Annual Meeting, the size of the Board will be reduced to 11 seats due to Ms. Sommer’s departure from the Board. At the Annual Meeting, the directors who formerly belonged to Class II and Class III of the Board and those who belong to Class I, which constitute all members of the Board (other than Ms. Sommer), are standing for re-election for a new one-year term expiring at the 2025 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Upon the election of the directors to the Board at the Annual Meeting, the classified Board will be fully phased-out, and all Board members will stand for annual nomination and election in future years.
Director Nominations and Recommendations
The Corporate Governance Committee's responsibilities include recommending candidates for nomination to the Board. In identifying potential nominees, the Corporate Governance Committee may: retain a search firm; consider their professional networks; evaluate highly regarded leaders in industry and academia; or, consider suggestions from stockholders or other business organizations, among other ways suitable for identifying potential nominees. The Corporate Governance Committee will also consider candidates pursuant to any contractual obligations. See "Governance - Proposal 1 - Election of Directors".
The Corporate Governance Committee will also consider candidates nominated or recommended by stockholders as potential director nominees in the same manner as candidates identified by the Corporate Governance Committee. Our stockholders also have the right under our By-Laws to directly nominate director candidates and should follow the procedures outlined in the “Information About Voting Procedures” section of this proxy statement in the answer to the question entitled “How do I submit a stockholder proposal or director nominee for next year’s Annual Meeting or suggest a candidate for nomination as a director to the Corporate Governance Committee?” which summarizes the deadlines and delivery requirements provided under our Bylaws and applicable laws.
Director Qualifications, Diversity, and Board Refreshment
The qualifications for directors are described in our Corporate Governance Guidelines and the guidelines for evaluating director nominees are in the Corporate Governance Committee’s charter, each of which is available on our website. The Corporate Governance Committee believes that a nominee for the position of director must meet the following specific, minimum qualifications:
•Nominees should have a reputation for integrity, honesty, and adherence to high ethical standards;
•Nominees should have an appropriate educational and professional background, demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company, and should be willing and able to contribute positively to the decision-making process of the Company;
•Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees;
•Nominees should have the interest and ability to understand the interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors, and the general public, and to act in the interests of all stockholders; and
•Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director.
Since 2018, we have added seven current directors to the Board, who possess a strong and diverse mix of skills, qualifications, backgrounds, and experience. Although the Corporate Governance Committee does not have a policy with respect to diversity, it believes that our Board, taken as a whole, should embody a diverse set of skills, experiences, and backgrounds. Our active Board refreshment process has resulted in a strong mix of skills, diversity, and independence on our Board, which contributes to effective oversight of management and the Company. The Board believes that our nominees embody the principles set forth above.

24	WEX Inc.

GOVERNANCE
In addition, as presently constituted, 58 percent of our Board are women or from underrepresented ethnic groups. We believe that the diversity of our Board is representative of a broad range of diverse viewpoints, experiences, and expertise. As set forth in the Company's Corporate Governance Guidelines, the value of diversity on the Board will be considered, and the Corporate Governance Committee intends to continue to consider diversity with respect to gender, race, national origin, and age, in connection with future nominations of directors not presently serving on the Board. Our Corporate Governance Committee’s charter provides that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis proscribed by law.
Application of Criteria to Existing Directors
The renomination of existing directors is not viewed as automatic, but is based on continuing review and qualification under the criteria listed above. The Corporate Governance Committee uses its best judgment and discretion in applying the criteria to the existing directors keeping in mind the interest of the Company.
In addition, the Corporate Governance Committee considers the existing directors’ performance on the Board and any committee, including consideration of the extent to which the directors undertook continuing director education.
The backgrounds and qualifications of the directors considered as a group provide a significant breadth of experience, knowledge and abilities in order to assist the Board in fulfilling its responsibilities. The rationale for the Company’s determination that each director is well suited or qualified to serve on the Board is specified with his or her respective biographical entry under the “Director Nominations and Recommendations” section of this proxy statement.
Board Tenure and Retirement Policy
The Board does not believe it should establish term limits. Term limits could result in the loss of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and an institutional memory that benefits the entire membership of the Board as well as management. As an alternative to term limits, any director who reaches the age of 72 is subject to mandatory retirement at the end of his or her then-current term and the Corporate Governance Committee reviews each director’s continuation on the Board prior to nomination for re-election. This allows each director the opportunity to confirm his or her desire to continue as a member of the Board and allows the Company to replace directors who are no longer interested or effective.
Board Structure
Board Leadership
Our Board is led by our Chair, Ms. Smith. As Chair, she leads all meetings of the Board at which she is present, sets meeting schedules and agendas, and manages information flow to the Board to ensure appropriate understanding and discussion regarding matters of interest or concern to the Board. The Chair also has such additional powers and performs such additional duties consistent with organizing and leading the actions of the Board as may be prescribed by the Board.
In addition to our Chair, the Board has appointed Mr. VanWoerkom as our Vice Chairman and Lead Director. Mr. VanWoerkom chairs meetings of the independent directors in executive session and chairs any meetings at which the Chair is not present. In addition, he facilitates communications between other members of the Board and the Chair as needed. The Lead Director is authorized to call meetings of the independent directors and is available to consult with any of the Company’s senior executives regarding any concerns an executive may have. Mr. VanWoerkom aids in the preparation of meeting agendas and is authorized to meet with stockholders as a representative of the independent directors.
Our Board merged the roles of the Chair and Chief Executive Officer because it believes that leadership structure presently offers the following benefits:
•Our Board believes that having one person serve as Chair and Chief Executive Officer allows that individual to use his or her substantial knowledge gained from both roles to lead the Company most effectively, and to provide strong and consistent leadership, without risking overlap or conflict of roles.
•Our Chief Executive Officer is immersed with our business and strategy on a daily basis and is thus positioned to focus the Board’s agenda on the key issues facing the Company.

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GOVERNANCE
•Our Board further believes that with the appointment of Mr. VanWoerkom as our Vice Chairman and Lead Director, the Board has in place a leadership structure that provides an independent view of governance and business-related matters for both stockholders and other parties.
While our Board presently believes that the above-described leadership structure is the right approach to our board governance, the Board continuously monitors its composition and the skills of its members in order to maintain a flexible approach to determining leadership roles. The Board recognizes there may be circumstances in the future that would lead it to separate the offices of Chair and Chief Executive Officer. In fact, in the past and as recently as 2019, the Company had separate Chair and Chief Executive Officer roles. However, at this time, the Board does not believe there is any reason to separate the roles and does not believe that such a separation should be mandated as a formal corporate governance policy.
Director Independence
We have considered the independence of each of our directors and director nominees. To assist us in our determination, we reviewed the New York Stock Exchange, or NYSE, independence requirements and our general guidelines for independence, which are part of our Corporate Governance Guidelines.
To be considered independent: (1) a director must be independent as determined under Section 303A.02(b) of the NYSE Listed Company Manual and (2) in the Board’s judgment, the director must not have a material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company).
The Board has established guidelines to assist it in determining whether a director has a material relationship with the Company. Under these guidelines, a director will not be considered to have a material relationship with the Company if (1) such person is independent as determined under Section 303A.02(b) of the NYSE Listed Company Manual and (2) such person: (i) serves as an executive officer of another company which is indebted to the Company, or to which the Company is indebted, provided that the total amount of either company’s indebtedness to the other is less than one percent of the total consolidated assets of the company he or she serves as an executive officer; (ii) serves as an officer, director or trustee of a tax exempt organization, that receives contributions from the Company, provided that the Company’s discretionary contributions to such organization are less than the greater of $1 million or 2 percent of that organization’s consolidated gross revenues; or (iii) serves as a director of another company with which the Company engages in a business transaction or transactions, provided that the director owns less than 5 percent of the equity interests of such other company and recuses himself or herself from deliberations of the Board with respect to such transactions. In addition, ownership of a significant amount of the Company’s stock, by itself, does not constitute a material relationship. For relationships not covered by the guidelines set forth above, the determination of whether a material relationship exists shall be made by the other members of the Board who are independent as defined above.
Based on our guidelines and NYSE corporate governance standards, our Board has determined that the following directors and director nominees are independent: Nancy Altobello, Daniel Callahan, Aimee Cardwell, Shikhar Ghosh, James Groch, James Neary, Derrick Roman, Susan Sobbott, Regina O. Sommer, Stephen Smith, and Jack VanWoerkom. In assessing the independence of Mr. Neary, the Board considered that Mr. Neary is a Managing Director and a member of the Executive Management Group of Warburg Pincus LLC, and that an affiliate of funds managed by Warburg Pincus LLC is a former holder of certain securities issued by the Company. For further information on the convertible senior notes transaction, please see "Board Practices, Policies, and Processes - Certain Relationships and Related Transactions - Warburg Pincus Private Placement Transaction". Mr. Neary recused himself from any Board or relevant committee decisions or decision making processes directly involving or affecting the former interest of Warburg Pincus LLC in the repurchased convertible senior notes, including the transaction whereby the Company repurchased the convertible senior notes from Warburg Pincus, and other situations where such a recusal would otherwise be appropriate. In assessing the independence of Ms. Cardwell, the Board considered that Ms. Cardwell’s spouse is an employee of the Company’s independent auditor, Deloitte & Touche LLP, and is not a current partner at such firm nor does he provide any services to the Company. Ms. Smith is not an independent director under these rules because she is the President and Chief Executive Officer of the Company.
In addition, each of the members of the Corporate Governance Committee, Audit Committee, and Leadership Development and Compensation Committee are independent, as determined by the Board in accordance with its guidelines and the listing standards of the NYSE, as applicable to each committee. We have also determined that the current members of the Audit Committee satisfy the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and that the current members of the Leadership Development and Compensation Committee satisfy the independence requirements contemplated by Rule 10C-1 under the Exchange Act. See "Compensation Discussion & Analysis - Process for Determining Executive Compensation - Leadership Development and Compensation Committee."

26	WEX Inc.

GOVERNANCE
Executive Sessions
Our independent directors, as defined by the rules of the NYSE, meet at least semi-annually in regularly scheduled executive sessions, without members of management present and without Ms. Smith present to discuss, among other matters, the performance of the Chief Executive Officer. The independent directors may also meet in executive session at other times at the request of any independent director. Absent unusual circumstances, these executive sessions are held in conjunction with regular Board meetings. The Lead Director typically presides at these meetings, unless he is otherwise unable to attend, in which case the presiding director is chosen by the remaining independent directors, and such person’s name is disclosed in accordance with NYSE rules. In addition, the committees of the Board typically meet in executive sessions in conjunction with their standard or ad hoc meetings.
Standing Committees of the Board
COMMITTEE COMPOSITION
Our Board has established the following committees. The composition of each committee is set forth below as of the date of the mailing of these proxy materials. The charters for each of the committees can be obtained at:
https://ir.wexinc.com/governance/governance-documents/default.aspx.
AUDIT COMMITTEE

Current Members: Derrick Roman (Chair) Aimee Cardwell Regina O. Sommer James Groch Susan Sobbott No. of Meetings in 2023: 9
Pursuant to its charter, the Audit Committee must be comprised of at least three independent directors appointed by a majority of the Board. The Audit Committee oversees our accounting and financial reporting processes, the audits of our financial statements and internal control over financial reporting and monitors the Company’s enterprise risk management. The Board has determined that all members of the Audit Committee are independent under the applicable rules of the NYSE and the Securities and Exchange Commission, or the SEC. In addition, each member of the Audit Committee is required to have the ability to read and understand fundamental financial statements. Unless determined otherwise by the Board, the Audit Committee shall have at least one member who qualifies as an “audit committee financial expert” as defined by the rules of the SEC. Our Board has determined that Mr. Roman, Mr. Groch, and Ms. Sommer qualify as “audit committee financial experts.”

LEADERSHIP DEVELOPMENT AND COMPENSATION COMMITTEE

Current Members: Stephen Smith (Chair) Daniel Callahan Nancy Altobello James Neary Jack VanWoerkom No. of Meetings in 2023: 5
Pursuant to its charter, the Leadership Development and Compensation Committee must be comprised of at least two independent directors appointed by a majority of the Board. The Leadership Development and Compensation Committee focuses its efforts on the Company's most important asset, its human capital. As such, it oversees the administration of our equity incentive plans and certain of our benefit plans, reviews and administers all compensation arrangements for executive officers and our Board and establishes and reviews general policies relating to the compensation and benefits of our officers and employees. The Leadership Development and Compensation Committee also provides direction and perspective to management on strategies with significant human capital implications, including review of key diversity initiatives and human capital policies and practices, such as those related to organizational engagement and effectiveness and employee development programs. All members of the Leadership Development and Compensation Committee are independent under the applicable rules of the NYSE and the SEC. See "Compensation Discussion & Analysis - Process for Determining Executive Compensation - Leadership Development and Compensation Committee."

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GOVERNANCE
CORPORATE GOVERNANCE COMMITTEE

Current Members: Nancy Altobello (Chair) Jack VanWoerkom Shikhar Ghosh Susan Sobbott No. of Meetings in 2023: 4
Pursuant to its charter, the Corporate Governance Committee is comprised of such number of independent directors as our Board shall determine. At present, there are four members, each of whom is independent under the applicable rules of the NYSE. The Corporate Governance Committee’s responsibilities include identifying and recommending to the Board appropriate director nominee candidates, overseeing succession planning for the CEO and other executive officers, approving the Company's policies and procedures for reviewing and approving related person transactions and providing advance approval for such proposed transactions, and providing oversight with respect to corporate governance matters and the Company's Sustainability Program.

FINANCE COMMITTEE

Current Members: James Neary (Chair) James Groch Derrick Roman Stephen Smith No. of Meetings in 2023: 5
Pursuant to its charter, the Finance Committee is comprised of such number of independent directors as our Board shall determine. At present, there are four members, each of whom is independent. The Finance Committee’s responsibilities include advising the Board and the Company’s management regarding potential corporate transactions, including strategic investments, mergers, acquisitions and divestitures, and the integration of completed transactions. The Finance Committee also advises the Board and the Company's management with respect to debt or equity financings, credit arrangements, investments, capital structure, and capital policies.

TECHNOLOGY AND CYBERSECURITY COMMITTEE

Current Members: Daniel Callahan (Chair) Shikhar Ghosh Aimee Cardwell Regina O. Sommer No. of Meetings in 2023: 4
Pursuant to its charter, the Technology and Cybersecurity Committee is comprised of such number of independent directors as our Board shall determine. At present, there are four members, each of whom is independent. The Technology and Cybersecurity Committee’s responsibilities include the oversight of the Company's management of risks regarding technology, data security, cybersecurity, disaster recovery, and business continuity. In addition, the Technology and Cybersecurity Committee focuses on strategy relating to hardware, software, architecture, organizational structure, management, resource allocation, innovation, and research and development.

As part of its Board succession planning process and to enable fresh perspectives the Board has determined to change the committee chair of the Finance Committee from Jim Neary to Jim Groch upon the conclusion of the Annual Meeting. Jim Neary will remain on the Finance Committee following this change.
Compensation Committee Interlocks and Insider Participation
The directors who served as members of our Leadership Development and Compensation Committee at any point during 2023 were Daniel Callahan, Nancy Altobello, James Neary, Stephen Smith, and Jack VanWoerkom. No member of our Leadership Development and Compensation Committee serving during the last completed fiscal year is or was one of our or our subsidiaries’ former officers or employees. During 2023, there were no Compensation Committee interlocks as required to be disclosed under SEC rules. For a discussion of related persons transactions involving Mr. Neary and Warburg Pincus, of which Mr. Neary is a Managing Director, please see "Board Practices, Policies, and Processes - Certain Relationships and Related Transactions - Warburg Pincus Private Placement Transactions."

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The Board’s Role and Responsibilities
Strategic Planning
The principal responsibility of our Board is to oversee the management of the Company in the furtherance of our best interests and the best interests of our stockholders. In furtherance of this responsibility, our Board approves our strategy and oversees our progress toward achieving our strategic goals. Each year, the Board holds a multi-day strategic planning session and discusses various scenarios and analysis prepared and reported to the Board by management with respect to the Company's overall strategy. Furthermore, throughout the year, the Board holds regular strategy focused sessions involving the Company's lines of business, market trends, and future industry developments and provides guidance and insight to support management’s ability to advance our progress.
Risk Oversight
Our Board recognizes the importance of effective risk oversight in running a successful business and fulfilling its fiduciary responsibilities to the Company and our stockholders. Our Board aims to promote an appropriate culture of risk management within the Company and to set the right “tone at the top,” overseeing our aggregate risk profile, and monitoring how the Company addresses specific risks, such as strategic and competitive risks, human capital risks, financial risks, brand and reputation risks, cybersecurity and technology risks, legal and compliance risks, regulatory and operational risks, and risks related to our subsidiary WEX Bank. While all of our executive officers and other senior leaders are responsible for the day-to-day management of risk, the Company's Risk and Compliance Organization and Chief Risk and Compliance Officer (“CRCO”), who reports to the CEO but has direct access to the Board as needed, centralize all risk management and compliance functions.
As part of its mandate, the Risk and Compliance Organization identifies and prioritizes specific risks. Regularly, the CRCO will present those risks to the CEO and the full Board along with the steps that management has taken or will be taking to mitigate such risks. Oversight of particular risks are delegated to committees of the Board, as appropriate and as described below, based upon the nature of any particular risk. Throughout the year, the Board and each committee spend a portion of their time reviewing and discussing specific risk topics. In addition, each of the committees may meet in executive session with the CRCO and other members of senior management to discuss our risks and exposures. The Risk and Compliance Organization provides written reports as needed to the Board for their discussion regarding recent business, legal, regulatory, competitive, and other risks impacting the Company. Certain of the risk topics delegated for to the various committees for consideration and oversight are set forth below.

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AUDIT COMMITTEE	•Oversees the process by which various enterprise risks are managed and reported to the Board, as well as activities related to financial controls and legal and corporate compliance.

CORPORATE GOVERNANCE COMMITTEE
•Responsibilities include advising the Board regarding appropriate corporate governance practices, including the Chair providing appropriate oversight over outside Board directorships and conflicts of interest.
•Oversees risks related to Board composition, the Company's Sustainability Program, related party transactions, and political contributions.

LEADERSHIP DEVELOPMENT AND COMPENSATION COMMITTEE
•Oversees risks related to our compensation programs for employees, officers, and directors.
•Oversees strategies having significant human capital implications, including diversity, equity, and inclusion initiatives.

TECHNOLOGY AND CYBERSECURITY COMMITTEE
•Oversees the Company’s management of risks regarding technology, data security, disaster recovery, and business continuity.
•In connection with the oversight of cybersecurity risk, our Technology and Cybersecurity Committee receives quarterly reports from our Chief Information Security Officer, who presents a threat matrix and overall analysis of our cyber-health, as well as any recent threat activity.

FINANCE COMMITTEE
•Responsibilities include advising the Board and the Company’s management with respect to risks associated with potential corporate transactions, including strategic investments, mergers, acquisitions, and divestitures.
•Advises with respect to risk related to interest rates, fuel prices, and leverage.
•Evaluates and oversees policies governing the Company's capital structure.

Sustainability
Our focus on sustainability considerations is integral to our culture and long-term strategy, and is underpinned by our core values: put ingenuity to work; stick to it; team up; act with integrity; be a positive force; and, stay open. Our sustainability strategy is anchored in our four pillars:

People & Culture Creating an inclusive environment where all of our people can succeed and thrive	Environmental Innovation Enabling our customers' sustainability efforts in a mixed fleet future	Environmental Stewardship Driving operational and energy efficiency to minimize our own corporate environmental impact	Social Impact Enhancing the health and well-being of our communities, customers, and employees

Since the Company's 2023 Annual Meeting of Stockholders, we have taken several important steps to advance our sustainability strategy:
•Published our third annual ESG Report, which included our first Task Force on Climate-Related Financial Disclosure aligned disclosure.
•Launched our Vendor Inclusion Program, optimizing our procurement process to drive intentional inclusion of diverse businesses.
•Accomplished our cloud migration and data center consolidation goals, improving system security, speed, and reliability and reducing our dependence on physical infrastructure, respectively.
•Expanded our DriverDash mobile app to include EV functionality and launched an innovative at-home charging reimbursement product in the U.S. to further deepen our EV-related offerings and meet our customers where they are at on their mixed fleet journeys.
•Continued to help businesses and individuals navigate a complex healthcare system while minimizing cost and maximizing their benefits.

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Leadership & Oversight
Both our Board and Executive Leadership Team are actively engaged in WEX’s sustainability strategy. The Corporate Governance Committee oversees our program demonstrating the Company's commitment to sustainability from the top down. In addition, our Leadership Development and Compensation Committee oversees all talent-related initiatives, including those relating to compensation equity, as well as DEI and talent development. The Board receives regular updates from both committees regarding sustainability and talent related matters.
Our Sustainability Committee consisting of senior leaders across the organization representing key business areas, including strategy, human resources, finance, investor relations, legal, risk, and communications is responsible for developing and overseeing the implementation of WEX’s sustainability strategy and related programs. The Sustainability Committee provides regular updates to the Executive Leadership Team, the Corporate Governance Committee, and the Board.

Board of Directors

Audit Committee	Finance Committee	Technology and Cybersecurity Committee	Leadership Development and Compensation	Corporate Governance

Executive Leadership Team

Sustainability Committee
Progress and Priorities
We know that an authentic and enduring sustainability strategy reflects the issues that are most impactful to our business and to our stakeholders. Our team has invested significantly in moving our sustainability strategy and disclosure forward over the past few years, as highlighted below, and we are committed to continued progress and engagement on the issues that matter.

2020	▶	2021	▶	2022	▶	2023	▶	2024

•Began initial Sustainability assessment		•Identified Sustainability pillars •Published inaugural ESG Report with SASB index •Published EEO-1 Report •Established Sustainability Committee		•Reported Scope 1 & 2 carbon emissions for the first time •Published first DEI report		•Published initial TCFD disclosure		•Continue to enhance strategy, oversight, and disclosure
In 2023, we continued to enhance our approach to sustainability strategy by engaging leaders across WEX to focus on specific pillar priorities and initiatives, and we have begun to map out areas where we will continue to evolve our programs and disclosure into the future. Along the way, we will continue to engage with our investors and other stakeholders to understand their sustainability priorities, and we welcome stockholder perspectives and feedback on our sustainability strategy.
For more information about our sustainability strategy and priorities, please visit our sustainability website (www.wexinc.com/about/wex-esg-report/) to view our third annual ESG report, published in August 2023, and our most recent EEO-1 Report. We plan to publish our fourth sustainability report, which reflects our sustainability priorities, later in 2024. Furthermore, our sustainability website will be periodically updated with our most up-to-date EEO-1 reports as they

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are filed with the relevant agencies. The information contained on our website, or any information that may be accessed by links on our website, is not incorporated by reference into this Proxy Statement.
Cybersecurity Risk Management
The Board is ultimately responsible for the oversight of the Company's cybersecurity risk. In addition, the Audit Committee engages in the governance of the Company's enterprise risk management program, which includes information technology risk at a high level. The Board has created the Technology and Cybersecurity Committee, which, pursuant to its charter, is responsible for the oversight of the Company's management of risks regarding technology, data security, cybersecurity, disaster recovery and business continuity. To perform this function, the Technology and Cybersecurity Committee receives quarterly reports from the Company's Chief Information Security Officer (CISO), who presents a threat matrix and overall analysis of our cyber health, as well as any recent threat activity. The Technology and Cybersecurity Committee then, in turn, regularly reports out to the Board and the Audit Committee, as necessary, during succeeding meetings to keep them informed. In addition, members of senior management, including the Chief Technology Officer, the CISO, and the Chief Legal Officer, among others, correspond directly with, or present to, the Board, the Audit Committee, and/or the Technology and Cybersecurity Committee, regarding issues or risks relating to cybersecurity matters as the case may be.
Management Succession Planning
The Board, with support from its committees as needed, regularly reviews short and long-term succession plans for the President and Chief Executive Officer and for other senior management positions. In assessing possible CEO candidates, the independent directors identify the skills, experience and attributes they believe are required to be an effective CEO in light of the Company’s global business strategies, opportunities and challenges. The Board also ensures that directors have substantial opportunities, over the course of the year, to engage with possible internal succession candidates.
Board Practices, Policies, and Processes
Commitment to Good Governance Practices
WEX continually evaluates its governance practices and tailors its approach to the Company's individual circumstances. Below are some of the practices we observe to maintain our approach to corporate governance:

All directors elected annually for one-year terms starting at the 2024 Annual Meeting.
The Corporate Governance Committee is charged with overseeing our Sustainability Program.
Robust stockholder engagement program which engaged stockholders representing approximately 60% of our shares outstanding in 2023.
Refreshed robust orientation programs for a director newly elected to the Board in 2023, which programs were also made available to and attended by current Board members.
Majority voting standard for uncontested director elections.
Resignation policy for directors who do not receive a majority of votes cast for their election.
Proxy access bylaw.
Robust independent Lead Director.
Continuous refreshment since 2018, with seven new directors, each with a strong mix of diversity, skills, qualifications, backgrounds, and experiences.

Board and Committee Meetings
The Board held 9 meetings in 2023. Each of our directors attended at least 75 percent of the aggregate number of meetings of the Board and meetings of the Board committees held during the period for which he or she was a director or served on such committees in 2023. Our independent directors meet in executive session at least semi-annually during

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regularly scheduled Board meetings. As provided in our Corporate Governance Guidelines, we expect directors to attend the Annual Meeting of Stockholders. In 2023, all of our directors, then in office, attended the Annual Meeting of Stockholders virtually.
Board Performance Evaluations
The Corporate Governance Committee oversees an annual self-evaluation of the Board to determine whether the Board, the Board's committees and the individual directors are functioning effectively. The Corporate Governance Committee determines the nature of the evaluation and oversees the conduct of the evaluation and conducts an assessment of the Board’s performance, which is to be discussed with the Board. The purpose of this process is to improve the effectiveness of the Board, its committees, and the individual directors. This evaluation process is led by a director and is executed through individual interviews with each director on the Board. In conducting the self-evaluation process, the Board annually identifies areas for additional focus and seeks to learn what the Board, its committees, and individual directors can do to improve strategic and operational execution. The responsibility for conducting these interviews is rotated amongst directors so as to increase transparency and provide a varying perspective from year-to-year. Furthermore, our committees conduct their own separate self-evaluation processes during dedicated executive sessions.
Director Orientation and Continuing Education
The Board and the Company’s management conduct a robust orientation program for new directors. The orientation program is designed to familiarize new directors with the Company’s strategic plans, its significant financial, accounting and risk management matters, its compliance programs, its code of business conduct and ethics, its principal officers, its internal and independent auditors, and its Chief Legal Officer and outside legal advisors. In addition, the orientation program includes a review of the Company’s expectations of its directors in terms of time and effort and a review of the directors’ fiduciary duties. All other directors are also invited to attend the orientation program and are encouraged to actively engage with the Company's management for a personally tailored process that emphasizes those areas that will address each director's particular knowledge of the areas in which we operate. In 2023, with the addition of a new director, the Company continued to enhance its program to fit the constantly changing environment in which business is conducted today and provide relevant and thorough information to the new and existing Board members. This enhanced onboarding program will be leveraged for future onboarding processes.
Directors are expected, at their discretion, to be involved in continuing director education on an ongoing basis to enable them to perform their duties and to recognize and deal appropriately with issues that arise. The Company reimburses reasonable expenses related to continuing director education. Furthermore, in 2023, the Board held an education session with a third party regarding artificial intelligence and its potential impact on the business.
Governance Disclosures on Our Website
Complete copies of our corporate governance guidelines, committee charters and code of conduct and ethics are available on the Governance section of our website, at www.wexinc.com. In accordance with NYSE rules, we may also make disclosure of the following on our website:
•the identity of the Lead Director at meetings of independent directors;
•the method for interested parties to communicate directly with the Lead Director or with the non-management directors as a group;
•the identity of any member of our Audit Committee who also serves on the audit committees of more than three public companies and a determination by our Board that such simultaneous service will not impair the ability of such member to effectively serve on our Audit Committee; and
•contributions by us to a tax-exempt organization in which any independent director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year exceeded the greater of $1 million or 2% of such tax exempt organization’s consolidated gross revenues.
The information contained on our website, or any information that may be accessed by links on our website, is not incorporated by reference into this Proxy Statement.

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GOVERNANCE
Certain Relationships and Related Transactions
Our Board has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which WEX was or is to be a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees, or 5 percent stockholders (or any immediate family members of the aforementioned groups), each of whom we refer to as a “related person,” had or will have a direct or indirect material interest, which we refer to as a "related person transaction".
A related person transaction proposed to be entered into by WEX must be reported to our Chief Legal Officer. The policy calls for the proposed related person transaction to be reviewed prior to effectiveness or consummation of the transaction by our Board’s Corporate Governance Committee. If the Chief Legal Officer becomes aware of a related person transaction that was not previously reviewed under the policy, the Corporate Governance Committee shall review and, in its discretion, may ratify such transaction. Any related person transactions that are ongoing in nature are reviewed annually to evaluate whether or not such transaction should be permitted to continue. The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Leadership Development and Compensation Committee in the manner specified in its charter.
A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Corporate Governance Committee after full disclosure of the related person’s interest in the transaction. The Corporate Governance Committee will review and consider such information regarding the related person transaction as it deems appropriate under the circumstances.
The Corporate Governance Committee may approve or ratify the transaction only if the Committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders. As required by applicable NYSE rules, the Corporate Governance Committee will prohibit any related person transaction that is determines to be inconsistent with the best interests of the Company and our stockholders. The Corporate Governance Committee may impose any conditions on WEX or a related person that it deems appropriate in connection with the approval or ratification of the related person transaction.
No member of the Corporate Governance Committee is allowed to participate in any review or approval or ratification of any related person transaction in which such member is the related person, any immediate family member of such member is the related person, or any significant stockholder with which such member is affiliated is the related person.
In addition to the transactions that are not considered to be related party transactions pursuant to SEC rules, including transactions involving a related person's interests arising only from the related person’s position as a director of another corporation or organization that is a party to the transaction, the Board has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of our policy:
•interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10 percent equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, (c) the amount involved in the transaction equals less than the greater of $1,000,000 or 2 percent of the annual consolidated gross revenues of the other entity that is a party to the transaction, and (d) the amount involved in the transaction equals less than 2 percent of the Company’s annual consolidated gross revenues; and
•a transaction that is specifically contemplated by provisions of the Company’s charter or By-Laws.
Other than as set forth below, there were no relationships or related person transactions since January 1, 2023 which required review under the policy. The Corporate Governance Committee of the Board has reviewed and approved each of the transactions described below in accordance with the terms of our related person transactions policy, as described above.
Warburg Pincus Notes Repurchase
On August 11, 2023 (the “Repurchase Date”), the Company entered into a privately negotiated repurchase agreement with the holder of our Convertible Notes, WP Bronco Holdings, LLC, an affiliate of funds managed by Warburg Pincus LLC ("WP Bronco"), to repurchase all of the outstanding $310.0 million aggregate principal amount of the Company’s Convertible Notes at 119 percent of par for a total purchase price of $370.4 million, inclusive of accrued and unpaid interest from and including July 15, 2023, to, but excluding, the Repurchase Date. James Neary, who is a Managing Director and a member of the Executive Management Group of Warburg Pincus serves as a member of the Board, including at the time of the transaction, and is a director nominee standing for re-election at the Annual Meeting. Mr. Neary's indirect interest in the original transaction in which the Convertible Notes were sold to WP Bronco, was estimated to have a value of approximately $414,000.

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Agreement with Affiliate of Wellington Management Group, LLP
In October 2021, WEX Bank and Wellington Management Company LLP ("WMC") entered into an Investment Management Agreement (the "Management Agreement"), whereby WMC was appointed as the investment manager to manage, supervise and direct WEX Bank's investment accounts. These accounts consist primarily of custodial cash assets from health savings accounts, of which WEX is the custodian or sub-custodian. Under the Management Agreement, WEX Bank pays WMC a fee based on a percentage of the assets under management. The term of the Management Agreement continues until terminated upon 30 days' prior written notice by WEX Bank, 60 days' prior written notice by WMC or upon withdrawal of all managed assets by WEX Bank. As of December 31, 2023, the market value of depository assets totaled $2.8 billion. WMC is affiliated with Wellington Management Group, LLP (“Wellington”). Wellington beneficially owned approximately 7.3% percent of the Company’s outstanding common stock as of December 31, 2023 based on information reported on a Schedule 13G/A filed by Wellington with the SEC on February 8, 2024. From January 1, 2023 through March 28, 2024, the Company has paid $1.5 million in investment management fees to Wellington.
Other Related Party Transactions
Donald Deshaies, the brother of Robert Deshaies, Chief Operating Officer, Americas, is an employee of the Company, with the title Partner Engagement Lead, and received total compensation of approximately $305,000 in 2023. His compensation was established by us in accordance with our compensation practices, generally, and applicable to employees in similar positions with comparable qualifications, tenure, and responsibilities and without the involvement of Robert Deshaies.
Communications with the Board of Directors
The Board believes that the Chief Executive Officer and Chair of the Board and his or her designees, as well as the Vice Chairman and Lead Director, speak for the Company. Individual Board members may, from time to time, meet or otherwise communicate with various constituencies who are involved with the Company. It is, however, expected that Board members would do so with the knowledge of and, absent unusual circumstances or as contemplated by the committee charters, only at the request of the Company’s senior executives or the Board.
The Board will give appropriate attention to written communications that are submitted by stockholders and other interested parties, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by the committee charters, the Vice Chairman and Lead Director shall, subject to advice and assistance from the Chief Legal Officer, (1) be primarily responsible for monitoring communications from stockholders and other interested parties, and (2) provide copies or summaries of such communications to the other directors as he considers appropriate.
If you wish to communicate with the Board or the independent members of the Board, you may send your communication in writing to:

Independent Director Communication WEX Inc. Attention: Corporate Secretary 1 Hancock Street Portland, Maine 04101
You should include your name and address in the written communication and indicate whether you are a stockholder.

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GOVERNANCE
Director Compensation
The Company’s compensation program for non-employee directors is designed to achieve the following objectives:
•Attract and engage a diverse group of qualified directors;
•Compensate our directors for the investment of time they make to support the Company;
•Align director compensation with stockholder interests; and
•Have a compensation structure that is simple, transparent, and easy for stockholders to understand.
Our Corporate Governance Guidelines note that the Company’s policy is to compensate directors competitively relative to comparable companies, and that the Leadership Development and Compensation Committee will periodically review the compensation of the Company’s directors. In line with this, the Leadership Development and Compensation Committee generally reviews our director compensation program against market data every two years, with reference to the same peer companies used to benchmark executive compensation, as well as survey information analyzing director compensation across industries at U.S. public companies. The assessment of director compensation is conducted by the Leadership Development and Compensation Committee with the assistance of Compensation Advisory Partners (CAP), the Leadership Development and Compensation Committee’s independent compensation consultant.
The Leadership Development and Compensation Committee reviewed the compensation of the Company's non-employee directors in 2023. The Board made changes to the director compensation program, increasing the Corporate Governance Committee Chair Cash retainer from $15,000 to $20,000, effective October 1, 2023, in order to maintain the competitiveness of our non-employee director compensation program with median payments at peer group companies.
Employee directors are not compensated separately for their board service.
Annual Cash Retainers
The Company pays each non-employee director the following annual cash retainer(s) based upon his or her service on the Board and/or a Board committee. Such payments are made in four equal quarterly amounts.

	Annual Fees for 2023	Annual Fees for 2024
Annual Lead Director Cash Retainer	$125,000	$125,000
Annual Non-Employee Director Cash Retainer (other than the Lead Director)	$85,000	$85,000
Audit Committee Chair Cash Retainer	$30,000	$30,000
Leadership Development and Compensation Committee Chair Cash Retainer	$25,000	$25,000
Finance Committee Chair Cash Retainer	$20,000	$20,000
Corporate Governance Committee Chair Cash Retainer	$15,000	$20,000
Technology and Cybersecurity Committee Chair Cash Retainer	$20,000	$20,000
To the extent a non-employee director is appointed at a time other than the annual stockholders’ meeting, any annual cash retainer is prorated. Employees who serve as directors are not separately compensated for their service on our Board.
Annual Equity Retainers
Consistent with our director compensation practices and policies effective immediately upon the conclusion of the 2023 Annual Meeting of Stockholders', all then-serving non-employee directors were granted a number of restricted stock units, or RSUs, worth the equivalent of approximately $200,000 based on the closing price of our common stock as reported by the NYSE on the day that the award was granted. These RSUs vest on the first anniversary of the date of grant. Similarly, effective immediately upon the conclusion of the 2024 Annual Meeting, all then serving non-employee directors will be granted a number of RSUs having a value equal to approximately $200,000 based on the closing price of our common stock on that date.
Our directors, executive officers, and designated employees (as determined under our Insider Trading Policy) are subject to anti-hedging and anti-pledging requirements. We maintain a policy that prohibits directors from purchasing any financial instrument, or entering into any transaction, that is designed to hedge or offset a decrease in the market value of Company stock (including, but not limited to, prepaid variable forward contracts, equity swaps, collars or exchange funds) or from pledging, hypothecating, or otherwise encumbering shares of Company stock as collateral for indebtedness.

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New Director Equity Grants
New non-employee directors - appointed or elected for the first time to our Board - are granted a number of additional RSUs worth the equivalent of approximately $100,000 based on the closing price of our common stock as reported by the NYSE on the day that the award is granted. Such RSUs are granted upon initial election to the Board by our stockholders (even if a non-employee director has been elected to our Board to fill a vacancy prior to an annual meeting), and vest on the first anniversary of the date of grant. The Board believes that new director equity grants further support alignment of the interests of our new directors with our stockholders. Ms. Cardwell was appointed by the Board in December 2023 and will receive this grant at the Annual Meeting upon election by our stockholders.
2023 Director Compensation
Our non-employee directors earned the following aggregate amounts of compensation in the year ended December 31, 2023:

Name	Cash Fees Earned	Stock Awards(1)	Total
Aimee Cardwell(2)	$5,774	$—	$5,774
Derrick Roman	$104,121	$200,025	$304,146
Nancy Altobello	$95,810	$200,025	$295,835
Daniel Callahan	$106,813	$200,025	$306,838
Shikhar Ghosh	$92,253	$200,025	$292,278
James Neary	$105,000	$200,025	$305,025
James Groch	$85,000	$200,025	$285,025
Stephen Smith	$100,934	$200,025	$300,959
Susan Sobbott	$85,000	$200,025	$285,025
Regina O. Sommer	$95,879	$200,025	$295,904
Jack VanWoerkom	$130,440	$200,025	$330,465
(1)This column includes the aggregate grant date fair value of stock awards granted on May 11, 2023, the date of the Company's 2023 Annual Meeting of Stockholders. The fair value of these awards was determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 based on the closing price of our common stock as reported by the NYSE on the day that the award was granted. The aggregate number of unvested RSUs outstanding for each non-employee director as of December 31, 2023 was 1,147. These RSUs vest on the first anniversary of the 2023 Annual Meeting of Stockholders, which is May 11, 2024.
(2)On December 7, 2023, the Board elected Aimee Cardwell to be a member of the Board. Subject to her election at the Annual Meeting, Ms. Cardwell will be granted both an annual equity retainer and new director equity grant. The cash fees paid to Ms. Cardwell were pro-rated to reflect her period of service during 2023.
Fee Deferral
Directors may defer all or part of their cash fees and equity retainers into deferred stock units, which will be payable in Company shares to the director 200 days following cessation of Board service.
Expense Reimbursement
Directors are reimbursed by the Company for their out-of-pocket travel and related expenses incurred in attending all Board and committee meetings.

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Non-Employee Director Equity Ownership Guidelines
The Leadership Development and Compensation Committee maintains equity ownership guidelines for all non-employee directors. “Equity” for the purpose of these guidelines is defined to include shares of the Company’s common stock, 50% of the value of unvested restricted stock units, and deferred stock units. Under the equity ownership program guidelines all non-employee directors are expected to own equity equal in value to at least 5 x the annual non-employee director cash retainer. Each non-employee director, while serving as a director of WEX, is expected to attain the prescribed ownership threshold by the later of (i) five years from their election to the Board or (ii) five years following October 1, 2019, the date on which the current equity ownership guideline became effective.
The non-employee directors’ compliance with these guidelines was assessed as of July 31, which is the “Determination Date” for purposes of these guidelines. As of July 31, 2023, all of our non-employee directors then serving were in compliance with the equity ownership guidelines as described above. Ms. Cardwell was not elected to the Board until December 7, 2023, therefore, her compliance was not assessed on the Determination Date.

38	WEX Inc.

EXECUTIVE OFFICERS
The following is the biographical information for our Executive Officers in accordance with Rule 3b-7 of the Securities Exchange Act of 1934 (the "Executive Officers") as of the filing of this Proxy Statement. Biographical information for our CEO, Melissa Smith, is included above under “Election of Directors”.
CARLOS CARRIEDO 49, Chief Operating Officer, International
Carlos Carriedo joined WEX in January 2022 as our Chief Operating Officer, International. In this role, Mr. Carriedo oversees WEX's mobility, travel, and corporate payments businesses outside of the Americas. Prior to joining WEX, Mr. Carriedo held several senior management positions at American Express, a multinational corporation specialized in payment card services, including General Manager and Senior Vice President, for Commercial Services, Europe from April 2018 to December 2021, General Manager Commercial Services Canada and Latin America from September 2016 to April 2018, General Manager Commercial Services Latin America from February 2015 to September 2016, Head of SME Segment Commercial Services Mexico from January 2012 to February 2015, and Business Intelligence and Business Development Director from August 2010 to January 2012.
JOEL (JAY) A. DEARBORN JR. 45, Chief Strategy Officer
Jay Dearborn Jr. has served as our Chief Strategy Officer since August 2022. In this role, Mr. Dearborn is responsible for driving both strategy and operational planning across the organization, and is responsible for end-to-end M&A activities, including deal origination, execution, and integration, as well as government affairs, financial communications, and external communications. Prior to serving as the Chief Strategy Officer, he served as WEX's President, Corporate Payments from December 2017 to July 2022 and served as Vice President, Strategy from January 2016 to December 2017. Prior to joining WEX, he served in a variety of roles of increasing responsibility, ultimately serving as a principal his last few years, at McKinsey & Company, a management consulting firm, from September 2008 to January 2016, where he helped private and public organizations set their strategic direction, including technology deployment and process redesign to support long-term growth.
ROBERT DESHAIES 58, Chief Operating Officer, Americas
Robert Deshaies has served as our Chief Operating Officer, Americas since January 2022. In this role, Mr. Deshaies oversees WEX’s mobility, benefits, corporate payments, and travel businesses in the Americas. Prior to serving as our Chief Operating Officer, Americas, he served as our President, Health from September 2019 to December 2021 and Senior Vice President, Health from July 2014 to September 2019, when WEX acquired Evolution1. Before joining Evolution1 in 2012, Robert served as global executive vice president and general manager at Sage, where he led multi-hundred million-dollar business units.
SACHIN DHAWAN 48, Chief Technology Officer
Sachin Dhawan joined WEX as Chief Technology Officer in December 2023. Prior to joining WEX, he served as CTO at Stitch Fix. In this role, he led product and technology for Stitch Fix's consumer personalization products built on deep learning and AI. Before his role at Stitch Fix, he led Visa's global Infrastructure and Operations function. Before joining Visa in 2019, Mr. Dhawan served in leadership roles at Blackhawk Network, where he oversaw consumer and B2B payment products, payment processing, infrastructure, security, and other areas. He also held leadership roles at PayPal and Microsoft.
ANN (ANNIE) DREW 53, Chief Risk and Compliance Officer
Ann Drew has served as the Chief Risk and Compliance Officer since December 2020. Ms. Drew also currently serves as the Chair of WEX Bank, a subsidiary of WEX Inc. Prior to that she served as the Senior Vice President, Chief Ethics and Compliance Officer from August 2020 to December 2020, the Chief Ethics and Compliance Officer from December 2019 to August 2020, the Vice President, Compliance and Enterprise Risk Management, from December 2016 to December 2019, and the Director, Corporate Compliance and Enterprise Risk Management from December 2014 to December 2016. Prior to joining WEX, Ms. Drew served as the Associate General Counsel and Chief Compliance Officer of SIG Sauer, Inc., a designer and manufacturer of firearms, from 2013 to 2014, and from 2006 to 2013 she served in various legal leadership roles at IDEXX Laboratories, Inc., a global leader in veterinary diagnostics, software, and water microbiology testing.

2024 Proxy Statement	39

EXECUTIVE OFFICERS
JENNIFER KIMBALL 49, Chief Accounting Officer
Jennifer Kimball has served as our Chief Accounting Officer since August of 2020. Also, Ms. Kimball served in numerous leadership positions for WEX Inc., including Interim Chief Financial Officer from January 2022 until May 2022, and Vice President of Finance from April 2019 until August 2020. Prior to joining WEX, Ms. Kimball served as Senior Vice President and Chief Accounting Officer for Syneos Health Inc., a global biopharmaceutical solutions organization from August 2017 until March 2019. Prior to the merger of inVentiv Health, a professional services organization (“inVentiv”), and INC Research, which resulted in the formation of Syneos Health, Ms. Kimball served as the Chief Accounting Officer of inVentiv from November 2016 to August 2017 and as the Vice President, Accounting of inVentiv from July 2011 to November 2016. Prior to that, Ms. Kimball also held finance leadership positions of increasing responsibility at The Timberland Company, Thermo Fisher Scientific, and PricewaterhouseCoopers LLP.
JAGTAR NARULA 53, Chief Financial Officer
Jagtar Narula joined WEX as its Chief Financial Officer in May of 2022. Prior to that, Mr. Narula served as the Executive Vice President and Chief Financial Officer of 3D Systems Corporation, a provider of comprehensive 3D printing and digital manufacturing solutions, a position he was appointed to in September 2020. In this role he led global financial functions including accounting, treasury, and investor relations, among others. Prior to that, Mr. Narula served as Senior Vice President, Corporate Strategy and Business Development of Blackbaud, Inc., a provider of cloud software solutions, from April 2017 to September 2020, as Vice President, Corporate Strategy and Business Development from March 2016 to April 2017, as Vice President, Investor Relations and Financial Planning from January 2015 to March 2016, and as Vice President, Financial Planning and Investment Strategy from January 2014 to January 2015. Prior to that, Mr. Narula also held finance leadership positions of increasing responsibility at Xerox Corporation, General Electric Company, and Core Capital Partners. Currently, Mr. Narula also serves on the board and audit committee for Sterling Check Corp., a publicly traded provider of identity and background services.
HILARY RAPKIN 57, Chief Legal Officer and Corporate Secretary
Hilary Rapkin has served as our Chief Legal Officer and Corporate Secretary since December 2017. Prior to that she served as the Senior Vice President, General Counsel and Corporate Secretary from February 2005 to November 2017. She also served as the Head of Human Resources from February 2013 until February 2018. From January 1996 to February 2005, Ms. Rapkin held various positions of increasing responsibilities with the Company. Ms. Rapkin is a member of the American Bar Association, the Maine State Bar Association, the Association of Corporate Counsel, the Society of Corporate Secretaries and Governance Professionals, and the New England Legal Foundation.
KAREN STROUP 48, Chief Digital Officer
Karen Stroup joined WEX in January 2022 as our Chief Digital Officer. Prior to joining WEX, Ms. Stroup held numerous leadership positions, including as Chief Digital Officer for Thomson Reuters, a media company, from November 2019 until December 2021, and as Chief Digital Officer for Treehouse, Inc., a home upgrade company specializing in home renovations and energy-saving performance projects, from June 2018 until January 2019. From August 2016 until June 2018, Ms. Stroup served as the Senior Vice President of Product and Innovation for Capital One Financial Corporation, a bank holding company. Prior to that, Ms. Stroup served as Vice President, Product Management for Intuit, a financial software company, from August 2013 until August 2016 and various other positions from July 2008 until July 2013. Currently, Ms. Stroup also serves on the board and audit committee for Driven Brands Holdings, Inc., a publicly traded automotive services company in North America, providing a range of consumer and commercial automotive needs, including paint, collision, glass, vehicle repair, oil change, maintenance, and car wash services.
MELANIE J. TINTO 52, Chief People Officer
Melanie Tinto has served as our Chief People Officer (previously titled Chief Human Resources Officer) since February 2018. Previously, Ms. Tinto served as the Vice President, Talent Management and Chief Learning Officer at Medtronic, a global leader in medical technology, services, and solutions, from April 2015 to February 2018. Prior to joining Medtronic, Ms. Tinto served as the Vice President, Executive Development and Organizational Development of Hewlett-Packard, an information technology company, from April 2013 to March 2015.
SARA TRICKETT 45, Acting General Counsel and Assistant Corporate Secretary
Sara Trickett has served as our Senior Vice President, Acting General Counsel and an Assistant Corporate Secretary since January 2024. Prior to that she served as the Chief of Staff to the Chief Executive Officer from February 2023 to December 2023, and Vice President, Global Corporate Legal Services from October 2021 to February 2023. From June 2012 to October 2021, Ms. Trickett served as the Senior Managing Counsel at Visa, Inc., an American multinational payment card services corporation.

40	WEX Inc.

EXECUTIVE COMPENSATION

Proposal 2
Advisory (Non-Binding) Vote on the Compensation of Our Named Executive Officers

We are providing you with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of the executive officers named in the Summary Compensation Table under “Executive Compensation,” whom we refer to as our “Named Executive Officers”, or “NEOs,” as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal is commonly referred to as “say-on-pay.”
Our executive compensation programs are designed to attract, motivate, and retain individuals who are critical to our success.
WEX’s “pay-for-performance” philosophy regarding executive compensation is aims to reward our executives for their contributions to the Company’s annual and long-term performance by tying a significant portion of their total compensation to key business drivers and stockholder value. Reflecting our pay-for-performance philosophy, a significant portion of our executives' compensation could be paid out above target when results exceed performance goals, be paid out below target when results fall below performance goals, or not be paid at all if results do not achieve a threshold level of performance. Stockholders are urged to read the “Executive Compensation” section of this proxy statement, including the section entitled “Compensation Discussion & Analysis,” which describes our executive compensation philosophy and programs in greater detail, as well as compensation decisions made by our Board's Leadership Development and Compensation Committee with respect to the fiscal year ended December 31, 2023.
Our Board is asking stockholders to approve, on a non-binding advisory basis, the following resolution:
RESOLVED, that the compensation paid to WEX Inc.’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis, the compensation tables and any related material disclosed in this proxy statement, is hereby approved.
As an advisory vote, this proposal is non-binding on the Board and does not create or imply any duty of or require any action to be taken by the Company or the Board (or any committee of the Board), as applicable. However, the Leadership Development and Compensation Committee and our Board value the opinions expressed by our stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers. For additional detail on the related process and actions during the past year, please see the "Compensation Discussion & Analysis - Say on Pay Support and Stockholder Engagement" section below.
The Board has decided that the Company will hold an annual advisory vote on the compensation of our Named Executive Officers. After this Annual Meeting the next advisory vote on the compensation of our Named Executive Officers will be at our next Annual Meeting of Stockholders, which shall be held in 2025.

The Board recommends a vote FOR approval of the compensation of our Named Executive Officers.

2024 Proxy Statement	41

EXECUTIVE COMPENSATION
Compensation Discussion & Analysis
This Compensation Discussion & Analysis, or ("CD&A"), describes our compensation objectives and programs for our “Named Executive Officers” (“NEOs"). This CD&A also describes the specific decisions, and the processes supporting those decisions and recommendations, which were made by the Leadership Development and Compensation Committee with respect to our 2023 NEOs.
Our 2023 NEOs were:

Melissa Smith Chair, Chief Executive Officer (“CEO”), and President	Jagtar Narula Chief Financial Officer ("CFO")	Robert Deshaies Chief Operating Officer, Americas	Jay Dearborn Jr. Chief Strategy Officer	Sachin Dhawan Chief Technology Officer
Mr. Dhawan was appointed CTO of the Company, effective December 4, 2023.
To assist in finding important information, we call your attention to the following sections of our CD&A:

Executive Summary	Page 42
Process for Determining Executive Compensation	Page 47
Other Compensation Program and Governance Features	Page 56
Executive Summary
Summary of WEX's Business
WEX Inc. ("WEX", "our(s)", "we" or "the Company") is the global commerce platform that simplifies the business of running a business. WEX owns and operates a B2B ecosystem that helps our customers overcome highly manual processes and reconciliations, navigate the complexity of consumer driven healthcare benefits, and solve their administrative challenges.
We believe that WEX offers the marketplace a unique combination of capabilities to simplify complexity, thereby setting WEX’s offerings apart from those of our competition, including:
•Global commerce platform. Our technology is engineered and operated with global scale and reliability. We have invested heavily, and expect to continue to invest, in technology. Using our technology, our customers have trusted us to conduct hundreds of billions of dollars in money movements in more than 20 currencies. We believe that our products and services play integral roles in the infrastructure of businesses.
•Personalized solutions, seamlessly embedded. We believe WEX is a leader in our end markets with solutions shaped by customer-focused innovation and deep industry expertise. Both in our direct-to-corporate and partner channels, our solutions focus on simplifying the business of running a business by deeply embedding our solutions within our end customer workflows.
•Insights that power success. Customers look to WEX for a powerful combination of specialized expertise and rich data to assist them in driving better decisions, moving more quickly, and in dealing with risk. We put control in the hands of our customers.
Leveraging these unique capabilities, WEX offers solutions that organizations use to drive efficiencies and manage risk. These solutions, which share and benefit from our underlying capabilities, are provided across three business segments. In connection with a rebranding initiative, during the first quarter of 2023, WEX renamed its existing reportable segments. The Fleet Solutions segment was renamed to Mobility, the Travel and Corporate Solutions segment was renamed to Corporate Payments, and the Health and Employee Benefits Solutions segment was renamed to Benefits. There were no changes to the composition of our reportable segments.

42	WEX Inc.

EXECUTIVE COMPENSATION
2023 Company Performance Snapshot
With record revenue of $2.55 billion, WEX finished 2023 in a strong position. We continued to win new customers and expand our relationships with existing partners across the WEX ecosystem, a testament to our compelling solutions, which are underpinned by global scale and reliability, customer-focused innovation, and specialized focus with rich data.
The Company’s 2023 GAAP total revenue increased 8% over the prior year. GAAP net income attributable to shareholders per diluted share increased to $6.16 compared to $4.50 per diluted share in 2022. Adjusted net income attributable to shareholders per diluted share, a non-GAAP measure(1), increased 9.4% to $14.81 per diluted share from $13.53 per diluted share in 2022, as shown in the charts below. Over the past five years, we have grown revenue at a compounded annual rate of 11%, net income attributable to shareholders per diluted share at a compound annual rate of 10%, and adjusted net income attributable to shareholders per diluted share at a compounded annual rate of 12%. In 2023, we delivered strong financial performance and continued to expand our solutions, strengthening and diversifying our cloud-based commerce platform, which positions WEX well for the future.

Total Revenue $ millions	Adjusted Net Income Attributable to Shareholders per Diluted Share(1)

+11% CAGR (2018-2023)
$3,000
$2,000
$1,000
$0
$1,493
$1,724
$1,560
$1,851
$2,351
$2,548
2018
2019
2020
2021
2022
2023

+12% CAGR (2018-2023)
$18.0
$15.0
$12.0
$9.0
$6.0
$3.0
$0.0
$8.28
$9.20
$6.06
$9.14
$13.53
$14.81
2018
2019
2020
2021
2022
2023

(1)Non-GAAP adjusted net income attributable to shareholders per diluted share is not a financial measure prepared in accordance with generally accepted accounting principles ("GAAP"). For information on how we compute this non-GAAP financial measure and a reconciliation of the most directly comparable financial measure prepared in accordance with GAAP to adjusted net income attributable to shareholders per diluted share and the CAGR of such non-GAAP measurement, please refer to "Appendix A — Reconciliation of Non-GAAP Financial Measure" in this proxy statement.
We also continued to expand and diversify our already strong leadership base. In December 2023, Sachin Dhawan, who has substantial leadership experience in payments technology, AI, and machine learning, joined the Company as its new Chief Technology Officer. Since 2018, we have added a total of eight directors, seven of whom still currently serve on our Board. This refreshment has strengthened the background, experiences, expertise, and diversity of our Board.
As shown and described below, actual pay outcomes for our NEOs were aligned with the financial performance results noted above, as well as with stock price performance. We have designed our performance-based annual and long-term incentive awards for executives to, among other things, align compensation with performance against pre-established goals for these metrics, in addition to stock price performance and other measures of success at the corporate, segment, and individual levels.
The following provides additional context to our overall performance in 2023:
•Total reported revenues grew 8% year-over-year, with Corporate Payments revenues up 24%, Benefits revenues up 32%, and Mobility revenues remaining relatively flat to the prior year comparable period;
•Corporate Payments segment purchase volume increased 38%;
•Benefits segment average number of SaaS accounts increased by 11% over 2022; and
•Average HSA custodial cash assets grew 22%.

2024 Proxy Statement	43

EXECUTIVE COMPENSATION
Say on Pay Support and Stockholder Engagement
Say on Pay Vote Results. We currently hold an advisory vote on executive compensation annually at each Annual Meeting of Stockholders ("Say on Pay Vote"). While this vote is not binding, our Board and the Leadership Development and Compensation Committee, which we refer to as the "Committee" for purposes of this CD&A, values the opinions of our stockholders. The Committee strives to ensure our executive compensation program aligns with the interests of our stockholders and adheres to our pay for performance philosophy.
Generally, our executive compensation program has historically received strong stockholder support. We were pleased with the result of the vote at our 2023 Annual Meeting of Stockholders, when approximately 95.6% of votes cast supported WEX’s executive compensation program. Management and the Committee reviewed our stockholders’ affirmative 2023 Say on Pay vote and believe that it indicates strong support for WEX’s 2023 and current executive compensation program and practices.
We are committed to ongoing engagement with our stockholders. Our engagement efforts take place throughout the year through meetings, telephone calls, participation in conferences, and correspondence between our senior management and representatives of our stockholders. During the fall of 2023, at the direction of the Lead Director and Committee Chair, WEX management reached out to sixteen shareholders representing approximately 60% of our shares outstanding, to discuss our executive compensation program, sustainability, corporate governance, and other matters of interest to them. The feedback that we receive from our investors throughout our yearly engagement efforts has generally been supportive of our executive compensation program and our alignment of pay and performance.

44	WEX Inc.

EXECUTIVE COMPENSATION
2023 Key Compensation Practices
Our executive compensation program is targeted to align with our business strategy and features many leading practices designed to promote alignment with the interests of our stockholders.

What We Do	What We Don’t Do
•Link incentive plan performance measures to short- and
mid-term operating objectives and delivery of long-term value to stockholders
•Target total direct compensation (base/cash bonus/long-term incentives) within a competitive range of the market median
•Maintain a cap on CEO and other NEO incentive compensation payouts for short-term incentive plan (STIP) and performance restricted stock units (PRSU) awards
•Maintain stock ownership guidelines for NEOs, including a retention requirement until stock ownership levels are achieved (CEO guideline recently increased - see below for detail)
•Provide double-trigger change-in-control severance benefits
•Review share utilization at least annually
•Plan for management succession and leadership development
•Engage an independent compensation consultant
•Maintain an anti-hedging policy for our Executive Officers, Directors, and Designated Employees (as determined under our Insider Trading Policy)
•Maintain an anti-pledging policy for our Executive Officers, Directors, and Designated Employees (as determined under our Insider Trading Policy)
•Maintain a clawback policy, consistent with NYSE-required policy
•Design the majority of compensation to be variable
•Provide a multi-year vesting period for long-term awards
•Incorporate relevant sustainability goals into our executive compensation program

•No payment of dividends or dividend equivalents on unearned RSUs or PRSUs
•No excise tax gross-ups upon a change-in-control
•No re-pricing of underwater stock options without stockholder approval
•No excessive severance or change-in-control benefits

2024 Proxy Statement	45

EXECUTIVE COMPENSATION
Summary of WEX’s 2023 Executive Compensation Program
A summary of our executive compensation program during 2023 is provided below:
•Generally, we intend to position target total direct compensation, comprised of salary, short-term incentive plan, and long-term incentives within a competitive range of the market median.
•Pay is intended to vary above or below target based primarily on corporate and business unit and quantitative performance outcomes, and to a lesser degree, individual performance outcomes, which are often quantitative.

Compensation Element	2023 Outcome

Base Salary- Fixed rate of pay	One NEO received an increase to their base salary (1.7%) as part of overall compensation adjustments to continue to position their total target pay within a competitive range of market median.

Short-Term Incentive Plan (“STIP”)
Payout can range from 0-200% of an individual's respective target based on financial goals:
1.Adjusted Operating Income (60%); and
2.Adjusted Revenue (40%)
For NEOs leading a business unit, corporate goals are weighted 40% and business unit goals are weighted 60%.
The funded payout may be further adjusted for each NEO through an individual performance modifier, down to 75% or up to 125%, with no payout greater than 200% of target. The adjustment is made based on an assessment of performance versus predefined, often quantitative individual goals as reviewed by the CEO (other than in the case of the CEO's compensation) and recommended to, and subsequently approved by, the Committee. The Committee has further discretion to eliminate any funded bonus payout at its discretion, should circumstances warrant.

STIP funding was achieved at 135.3% of target on an overall corporate basis, based on objective performance against predefined enterprise-wide quantitative goals.
An individual modifier of -2.5% was applied to one NEO STIP payment for 2023 based on results versus pre-defined individual goals; across the leadership team, such individual performance modifiers were applied on approximately a zero-sum basis.

Long-Term Incentive Plan (“LTIP”)
Our 2023 target long-term incentive mix for our CEO was 60% PRSUs, 25% stock options and 15% RSUs; the target long-term incentive mix for our other NEOs was 60% PRSUs, 20% stock options, and 20% RSUs.
PRSUs:
•Payout can range from 0-200% of target with cliff vesting on the third anniversary of grant
•3-year performance period based on cumulative corporate financial goals Compensation Adjusted Net Income Earnings per Share (60%) and Adjusted Net Revenue (40%)
a.Rewards long-term stockholder value creation and encourages retention
b.The Adjusted Net Revenue metric recognizes the importance of revenue diversification for our business, given the impact that volatile fuel prices may have on our business results
Stock Options:
•3-year ratable vesting requirement
•Rewards long-term stockholder value creation
RSUs:
•3-year ratable vesting requirement
•Rewards long-term stockholder value creation and encourages retention

PRSUs granted in 2021 with a multi-year performance period through December 31, 2023 paid out at 200% of target, based on 2-year financial performance with a potential relative TSR ("rTSR") positive or negative modifier reflecting performance relative to the S&P MidCap 400 Index over the performance period. Both financial metrics, Adjusted Net Revenue and Compensation Adjusted Net Income Earnings per Share, scored at 200% achievement relative to goals. The rTSR modifier results resulted in no adjustment to the financial performance based payout factor. As a result, the final payout was 200% of target stock units.

46	WEX Inc.

EXECUTIVE COMPENSATION
Pay Mix
For 2023, 92% of our CEO's target total direct compensation was variable ("at risk"). This directly ties pay to Company performance outcomes, including financial results, strategic initiatives, and stock price performance, which the Committee believes directly aligns with the interests of our stockholders.

2023 CEO Target Total Compensation Mix	2023 CEO Long-term Incentive Mix

15%
RSUs
60%
PRSUs
(85%)
Performance
Contingent
25%
Stock
Options

The majority of the compensation for the remaining NEOs is also variable and tied directly to Company performance outcomes, as described in this CD&A.
Process for Determining Executive Compensation
Leadership Development and Compensation Committee
The Committee, composed solely of independent directors, is responsible for our executive officer compensation, which includes the compensation of our NEOs. The Committee works closely with its independent compensation consultant and management to examine pay and performance matters throughout the year. The Committee held five meetings over the course of 2023. The Committee's charter may be accessed under "Governance Documents" through the “Governance” section found on our website at: https://ir.wexinc.com/governance/governance-documents/default.aspx
In the first quarter of each fiscal year, either of the Chair of the Committee or the Lead Director reviews the Board’s assessment of the CEO’s performance with the CEO. In addition, the Committee approves the following, as explained below:
•Changes to executive officer base salaries and incentive targets, if any, for the current year;
•STIP payout, if any, for the previous fiscal year;
•STIP design and targets for the current fiscal year;
•Determination of performance-scoring payout of PRSUs granted under the LTIP, if any, for previous years; and
•LTIP metrics, targets and grants for the current fiscal year.
Agenda items for the second quarter vary each year but always include a review of the Company's performance and progress toward the achievement of incentive plan targets. Typically, this also includes a retrospective assessment of the senior executive pay versus performance relationship.
Agenda items for the third and fourth quarters also vary each year, but always include a review of the Company's performance and progress toward the achievement of incentive plan targets. The Committee also conducts its annual review of executive compensation, considering a report from its independent compensation consultant comparing the compensation of Company executive officers to peer group data. Management also discusses with the Committee recommended executive compensation changes for each element of compensation for the next fiscal year.

2024 Proxy Statement	47

EXECUTIVE COMPENSATION
The design of the STIP and LTIP is typically discussed over multiple meetings prior to the approval of the plans in the first quarter of each year. The discussions generally focus on the metrics to be utilized, the difficulty of the performance goals and the weightings for each metric. Other items that are addressed on an annual basis include a review of the Committee’s charter, compliance with stock ownership guidelines and, an update on market trends related to executive compensation. Director compensation is addressed on a biennial basis.
While Mr. Neary was not considered a Non-Employee director, the Leadership Development and Compensation Committee delegated to a subcommittee its responsibility under the Company's Amended and Restated 2019 Equity and Incentive Plan with respect to the approval of acquisitions of Company securities by officers and directors of the Company for purposes of Section 16(b) of the Exchange Act. The members of the subcommittee were Mr. Callahan, Mr. VanWoerkom, Ms. Altobello, and Mr. Smith, each of whom satisfied the requirements of a “non-employee director” for purposes of Section 16 of the Exchange Act. Mr. Neary did not qualify as a "non-employee director" and therefore did not participate in the subcommittee.
Executive Management
Our Human Resources department, working with our Legal and Finance departments, was responsible for coordinating and overseeing the implementation of executive compensation, and discussing significant proposals or topics impacting executive compensation at WEX with the Committee. This included development of compensation recommendations in accordance with the compensation philosophy and policies more fully described elsewhere in this CD&A. The following members of executive management were generally invited to and attended Committee meetings: the CEO; CFO; Chief Human Resources Officer; and Chief Legal Officer/Corporate Secretary. None of the members of executive management participated in Committee discussions about their compensation.
The Committee has authority to approve the compensation of the CEO and the other NEOs. The CEO meets with the Committee and an independent compensation consultant hired by the Committee to discuss Company and individual performance objectives and outcomes, and review compensation recommendations for executive officers directly reporting to her, including the other NEOs. Thereafter, the Committee meets privately with the independent compensation consultant to review and determine compensation of our CEO. In addition, each year the Committee sets compensation plan performance targets for our executive officers, and management provides input and recommendations with respect to such targets, as well as information and analyses, as requested by the Committee.
Independent Compensation Consultant
The Committee has the authority to retain and terminate an independent compensation consultant and to approve the consultant’s fees and all other terms of such engagement. In determining 2023 compensation, the Committee continued to directly retain Compensation Advisory Partners LLC (“CAP”) as its independent compensation consultant. The scope of the work done by CAP for the Committee included:
•Preparing analyses, recommendations, and other support to inform the Committee’s decisions related to executive and director compensation;
•Providing updates on market trends and the regulatory environment as they relate to executive and director compensation;
•Reviewing and commenting on all management proposals presented to the Committee;
•Reviewing the composition of the compensation benchmarking and performance benchmarking peer groups, and providing recommendations and other support to inform the Committee's related discussions and decisions;
•Comparing the compensation of Company executives to a peer group of companies and survey data; and
•Working with the Committee to validate the pay-for-performance relationship, in support of alignment with stockholders.
The Committee, after taking into consideration NYSE independence standards for compensation consultants and SEC rules, concluded that no conflict of interest exists that would prevent CAP from providing independent advice to the Committee. CAP will not perform other services for WEX without the consent of the Chair of the Committee. CAP meets with the Committee Chair and the Committee outside the presence of management on a regular basis. In addition, CAP participated in all of the Committee’s meetings during 2023 and, when requested by the Committee Chair, participates in preparatory meetings and executive sessions.

48	WEX Inc.

EXECUTIVE COMPENSATION
Total Compensation — Objectives and Compensation Philosophy
Objectives
Our compensation programs are designed and administered to balance the achievement of near-term operational results and long-term growth goals with the ultimate objective of increasing long-term stockholder value and retaining talent viewed as critical to our ongoing growth and success. The principal elements of an executive’s total compensation consist of: base salary, the STIP payment, and long-term incentives.
Compensation Philosophy
Generally, we intend to position target total direct compensation (salary, annual incentive and long-term incentives) within a competitive range of market median. Pay may vary above or below target based on actual performance outcomes. Variations in total direct compensation among the NEOs reflect differences in competitive pay for their respective positions as well as the size and complexity of the business units or functions they oversee, the performance of those business units or functions, key competencies and individual performance.
2023 Total Direct Compensation
We structure NEO target total direct compensation so that the majority of such compensation is delivered in the form of equity awards. Equity awards provide incentives for NEOs to work towards long-term top and bottom-line growth that will enhance stockholder returns and align our NEOs’ compensation directly with our stockholders’ interests. We also structure our NEOs’ cash compensation so that a significant portion is at risk under the Company’s short-term incentive plan, payable primarily based on enterprise and business unit results, and to a lesser degree payable based on individual performance. We further detail each component of total direct compensation below.
Base Salary
We review base salaries annually, but we do not necessarily award salary increases each year. In determining base salary levels for NEOs, the Committee considers the following qualitative and quantitative factors: job level and responsibilities, including any increase in responsibilities, relevant experience, individual performance, recent corporate and business unit performance, internal equity, and our objective of paying competitive total direct compensation if performance expectations are met. From time to time, base salaries may be adjusted other than as a result of an annual review, for example, in order to address competitive pressures or in connection with a promotion. Annual NEO salaries, with any increases effective during the first quarter of the given year, were as follows:

	NEOs Base Salary
Name	2022	2023	% Increase (2022-2023)	Rationale for Increase
Melissa Smith Chair, CEO, and President	$875,000	$875,000	—%	No salary increase in 2023
Jagtar Narula Chief Financial Officer	$500,000	$500,000	—%	No salary increase in 2023
Robert Deshaies Chief Operating Officer, Americas	$600,000	$610,000	1.7%	Market-based adjustment
Jay Dearborn Jr. Chief Strategy Officer	$475,000	$475,000	—%	No salary increase in 2023
Sachin Dhawan(1) Chief Technology Officer	$—	$525,000	—%	Joined WEX in December 2023
(1)Mr. Dhawan was appointed Chief Technology Officer effective December 4, 2023.

2024 Proxy Statement	49

EXECUTIVE COMPENSATION
Short-Term Incentive Plan
Our Short-Term Incentive Plan (STIP) is designed to motivate our NEOs to drive profitable Company growth, while diversifying Company revenues, by measuring NEO performance against our plans at the corporate and business unit level, with the potential for individual adjustment as described below. For NEOs leading a business unit, corporate goals are typically weighted 40% and business unit goals are typically weighted 60%. This framework holds the NEO group accountable for the same corporate metrics and goals, while also emphasizing and holding business unit leaders accountable for the results they can most influence.
We establish a cash incentive payment target for each NEO based upon their position within the Company, responsibility and competitive cash incentive payment opportunities for similar positions at other companies. From time to time, the cash incentive payment target may be adjusted other than as a result of an annual review, for example, in order to address competitive pressures or in connection with a promotion. Actual STIP payouts may range from 0% to 200% of the target bonus opportunity and are based on actual performance outcomes.
The following table summarizes the corporate and business unit performance components used for the 2023 STIP and the weighting of each component of the 2023 STIP for each NEO.

	Weighting Used in Determination of 2023 STIP Payout(1)(2)
Corporate Goals	M. Smith	J. Narula	R. Deshaies	J. Dearborn	S. Dhawan(3)
Adjusted Revenue	40%	40%	16%	40%	N/A
Adjusted Operating Income	60%	60%	24%	60%	N/A
Business Unit Financial Goals
Total Americas Adjusted Revenue	—%	—%	24%	—%	—%
Total Americas Adjusted Operating Income	—%	—%	36%	—%	—%
(1)The percentages for each NEO represent the weight that the corporate goals are applied to each NEO in determining their actual
2023 STIP payout.
(2)See the table on page 53 for the actual STIP percentages and payouts as a percentage of target for each NEO, as applicable.
(3)Mr. Dhawan joined WEX on December 4, 2023 and was therefore ineligible for a 2023 STIP payout. 2023 STIP eligibility was limited to employees hired before October 1, 2023.
The following table presents the targets of our corporate STIP goals at threshold, target, and maximum payout associated with those goals. Furthermore, the table presents the actual performance for the 2023 corporate STIP goals and the initial payout factor associated with those goals based on the actual 2023 performance, that may be further adjusted based on the IPF (see below). See various STIP related tables below for additional detail.

2023 Corporate Short-Term Incentive Plan
		Performance Goals ($000s)			2023 Actual
Corporate Goals	Weight (%)	Threshold (50% payout)	Target Performance Goal (100% payout)	Maximum (200% payout)	Actual Performance	Actual % Performance	Payout based on Actual 2023 Performance
Adjusted Revenue(1)	40%	$2,375.1	$2,448.6	$2,595.5	$2,512.5	143.5%	57.4%
Adjusted Operating Income(2)	60%	$935.5	$979.6	$1,048.2	$1,000.1	129.9%	77.9%
Weighted Average Payout							135.3%
(1)Adjusted Revenue means 2023 total revenue as reported in the Company's Annual Report on Form 10-K, for the fiscal year ended December 31, 2023, filed with the SEC on February 23, 2024 ("Form 10-K") adjusted for: the difference between 2023 reported fuel prices and foreign exchange rates and Board-approved, budgeted 2023 fuel price and foreign exchange rate assumptions (which potential variance was capped for fuel prices). For the purposes of our STIP, we further adjust this measure, as shown in Appendix A.
(2)Adjusted Operating Income means 2023 operating income as reported in the Company's Annual Report on Form 10-K, for the fiscal year ended December 31, 2023, filed with the SEC on February 23, 2024 ("Form 10-K") adjusted for: foreign exchange rate impacts compared to the Board approved 2023 Budget, fuel price differences compared to the Board approved 2023 Budget, acquisition-related intangible amortization, other acquisition and divestiture related items, stock-based compensation, restructuring and other costs, and debt restructuring costs. For the purposes of our STIP, we further adjust this measure, as shown in Appendix A.

50	WEX Inc.

EXECUTIVE COMPENSATION
As noted previously, the Company’s 2023 reported revenue increased 8% from 2022 and other financial results increased substantially year over year as well. As shown above, actual 2023 STIP pay outcomes for our NEOs were aligned with these financial results. We have a history of setting appropriately rigorous STIP performance goals, and with our STIP payouts varying from year-to-year based on results. For example, during the past five years the corporate goals payout factor for our STIP payouts has ranged from 86% of target to 182% of target, as shown in the table below:

Year	2023	2022	2021	2020	2019
Corporate Payout Factor	135%	159%	182%	108%	86%
The initial funding of the STIP payout, based on the financial metrics and pre-set goals described above, may be adjusted for each NEO through an individual performance modifier, down to 75% or up to 125% of the initial funding of the STIP amount, with no payout greater than 200% of target under the STIP for 2023. The adjustment is made based on the Committee's assessment of performance versus predefined, often quantitative, individual goals. Our CEO may make individual modifier recommendations to the Committee for the other NEOs, for consideration and approval by the Committee, and the Committee independently considers and approves the CEO individual modifier factor, if any.
The Committee believes that our NEOs' performance goals should support and help achieve the Company’s strategic objectives. Individual performance goals for the CEO were established under the oversight of, and with the approval of, the Committee, and considered input on the goals from all independent directors as gathered by the Lead Director. Such goals are typically discussed, prior to approval, over multiple Committee meetings. Individual performance goals for the other NEOs were prepared by the CEO and reviewed with the Committee. Across our NEO group, in addition to an evaluation of general leadership competencies, the results that were measured against pre-defined goals (often quantitative) to determine individual modifiers, are discussed below:

2024 Proxy Statement	51

EXECUTIVE COMPENSATION

M. Smith	Goal Results

FY2023 Performance Results
•Delivered organic revenue growth through new customer signings and retention across segments.
•Announced WEX Venture Capital to accelerate growth in the EV space and achieved first year objectives.
•Acquired Payzer on November 1, opening up a new, adjacent TAM for our Mobility segment.
•Set a path for bold outcomes, priorities, and experimentation around artificial intelligence with over 50 experiments conducted in 2023.
•Over delivered against cost and organizational operational efficiency efforts.
•Supported the development of EV products to support a mixed fleet future.
•Hired top talent into critical roles across the organization.
•Significantly matured risk management across WEX.

J. Narula	Goal Results

FY2023 Performance Results
•Successful balance sheet management, including demonstrated focus and leadership on capital expenditures.
•Added discipline and structure to operating routines.
•Over delivered against cost and organizational operational efficiency efforts.
•Supported the development of EV products to support a mixed fleet future.
•Acquired Payzer on November 1, opening up a new, adjacent TAM for our Mobility segment.

R. Deshaies	Goal Results

FY2023 Performance Results
•Success in winning, growing, and maintaining key customer relationships.
•Acquired Payzer on November 1, opening up a new, adjacent TAM for our Mobility segment.
•Over delivered against cost and organizational operational efficiency efforts.
•Supported the development of EV products to support a mixed fleet future.
•In partnership with the Risk and Compliance function, significantly matured risk management.

J. Dearborn Jr.	Goal Results

FY2023 Performance Results
•Created, articulated, and promoted a clear and compelling corporate strategy and vision for both the short and long term.
•Announced WEX Venture Capital to accelerate growth in the EV space and achieved first year objectives.
•Over delivered against cost and organizational operational efficiency efforts.
•Supported the development of EV products to support a mixed fleet future.
•Acquired Payzer on November 1, opening up a new, adjacent TAM for our Mobility segment.

S. Dhawan	Goal Results

FY2023 Performance Results	•Goals were not established for 2023 STIP purposes due to hire date.

52	WEX Inc.

EXECUTIVE COMPENSATION
Given each NEO's results measured against their individual goals, as discussed above, the Committee, in its discretion, determined the individual performance factor for each NEO's STIP award at the percentage displayed in the table below. The Committee considered the input of Ms. Smith regarding performance against the pre-established individual goals for each NEO (other than for Ms. Smith) in its decision-making process. When making its individual performance factor determinations, the Committee did not assign a specific weighting to any individual goal, but instead reviewed each NEO's results against his or her individual goals in the aggregate. The performance evaluation for Ms. Smith is typically discussed over multiple Committee meetings during executive session, and incorporates input from all independent directors collected by the Lead Director.
The payouts under our STIP are computed based on corporate and individual performance, as discussed above and outlined below. The fiscal year 2023 STIP payments are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for Fiscal Year 2023, and are set forth in the following table. The following table also provides a supplemental breakdown of the components that make up the NEOs' actual fiscal year 2023 STIP awards. The awards as a percentage of the target are displayed for each component.

Annual Salary	x	Target Annual Incentive %	x	Corporate Performance Factor % (0%-200%)	x	Individual Performance Factor % (75%-125%)	=	Final Actual STIP Award (0%-200%)

		Target		Actual
Executive	Annual Salary (a)(1)	Annual Incentive % (b)	Annual Cash Incentive $ (a) x (b) = (c)	Corporate Performance Factor % (d)(2)	Individual Performance Factor % (e)	Final Award $ (c) x (d) x (e)	Final Award as a % of Target $ (d) x (e)
Melissa Smith	$875,000	150%	$1,312,500	135.3%	100.0%	$1,775,813	135.3%
Jagtar Narula	$500,000	100%	$500,000	135.3%	100.0%	$676,500	135.3%
Robert Deshaies	$610,000	100%	$610,000	110.7%	97.5%	$658,388	107.9%
Jay Dearborn Jr.	$475,000	85%	$403,750	135.3%	100.0%	$546,274	135.3%
(1)Reflects eligible earnings for STIP purposes; i.e., salary actually paid during 2023. Excludes Mr. Dhawan, who joined WEX on December 4, 2023 and was therefore ineligible for a 2023 STIP payout. Mr. Dhawan's salary paid in 2023 was $30,288.
(2)In the case of Mr. Deshaies, Corporate Performance Goals were weighted 40% and Total Americas Performance Goals were weighted 60% as further described above.
Long-Term Incentive Compensation
The Company provides annual grants of long-term equity-based incentives through the LTIP. Annual grants under the LTIP in 2023 were provided through a mix of (i) PRSUs, which generally vest from 0% to 200% of target stock units based on actual results compared to multi-year performance goals and subject to time-based vesting, as described below, (ii) stock options, which have no value absent stock price appreciation from the price as of the date of grant and encourage stockholder value creation over a long-term (10 year) time horizon, and (iii) RSUs, which vest based on the passage of time and fluctuate in value based on changes in our stock price. PRSUs, stock options, and RSUs generally vest over a three-year period.
We aim to provide long-term awards such that together with cash compensation, target total direct compensation (salary plus target STIP payments, plus grant-date value of annual long-term incentive awards) is within a competitive range of the market median. Compensation is intended to vary based on Company and individual performance outcomes. The Committee bases individual award levels on comparative market data for the executive’s position, award levels of comparably-situated executives, and an assessment of individual potential and performance. In making annual equity awards to any individual, the Committee does not alter its compensation philosophy based on the individual’s value realized, or failure to achieve gains, on prior RSU, stock option, or PRSU awards.
For 2023, equity grants were 60% PRSUs, 20% stock options and 20% RSUs for our non-CEO NEOs. The mix for our CEO was 60% PRSUs, 25% stock options, and 15% RSUs. Our program balances mid-term (PRSU) goals and results and long-term (stock options and RSUs) stockholder valuation creation, with key employee motivation and retention.

2024 Proxy Statement	53

EXECUTIVE COMPENSATION
2023 LTIP
The 2023 LTIP was designed to support our multi-year strategic plan and reward each of the NEOs for their anticipated contribution to the achievement of plan goals during the cumulative three-year performance period from January 1, 2023 to December 31, 2025. There were two primary performance metrics for the PRSU awards: Adjusted Net Income Earnings Per Share, weighted 60%, and Adjusted Net Revenue, weighted 40%. Payout and targets for the PRSUs will be disclosed in the proxy statement for the 2026 Annual Meeting, once the performance period is complete. If earned, PRSUs will cliff vest on the third anniversary of the grant date. The stock options and RSUs will vest according to the Company’s practice of having one-third of each award vest on each of the first three anniversaries of the grant date, assuming continued employment.
2021 PRSU Grant Payout
The 2021 PRSU award was designed to support our multi-year revenue and income growth targets, with an additional feature to modify the payout factor up 15% if relative TSR (“rTSR”) was in the top quartile and down 15% if rTSR was in the bottom quartile, as hereinafter described. For the rTSR modifier, WEX Total Shareholder Return ("TSR" or change in stock price plus dividends, if appropriate) was measured against the TSR of other companies in the S&P 400 MidCap Index. For the financial components, there was no payout for below Threshold goal performance, and payout would be linearly interpolated between Threshold and Target or between Target and Maximum performance levels.
These PRSUs, with a three-year performance period ended December 31, 2023, were previously reported in our proxy statement for the 2022 Annual Meeting at fair value at the time of grant. The final payout factor was 200% of target stock units, given actual financial results that exceeded the maximum financial performance goals listed below and rTSR positioned between 25th and 75th percentile of the S&P 400 MidCap index for the three-year performance period.

Company Goals	Threshold (50% Payout)	Lower Band (100% Payout)	Target (100% Payout)	Upper Band (100% Payout)	Maximum (200% Payout)	Weight	Final Performance Factor (% target)	Payout based on 2021-2023 Performance
Adjusted Revenue ($M)(1)	$3,364	$3,430	$3,537	$3,643	$3,872	40%	200%	80%
ANI-EPS(2)	$14.15	$14.61	$15.38	$16.15	$17.67	60%	200%	120%
Weighted Average Payout								200%
rTSR						±15% Modifier	No Adjustment	---
Final Payout								200%
(1)Adjusted Revenue is defined as revenue as reported in the Form 10-K filing for the performance period for our Corporate Payments and Benefits segments and all revenue lines in Mobility with the exception of payment processing revenue. The results were further adjusted for other items shown in Appendix A.
(2)Adjusted Net Income – Earnings Per Share is defined as Adjusted Net Income Attributable to Shareholders - on a per share basis, as reported in the Form 10-K filing, for the performance period, adjusted for the price per gallon of fuel and other items as shown in Appendix A.

54	WEX Inc.

EXECUTIVE COMPENSATION
2020 Business Continuity and Outperformance Grant
In June 2020, we awarded Business Continuity and Outperformance Grants, to approximately 135 key employees, in order to align talent who were critical to continued growth and transformation throughout the organization during a highly uncertain time, during which the marketplace for our talent remained highly competitive. As part of this grant, PRSUs with a three-year performance period were previously reported in our proxy statement for the 2021 annual meeting at fair value at the time of grant. The PRSUs had a three-year performance measurement period, commencing with the award grant date of June 24, 2020. Vesting of the PRSUs was tied to the Company’s TSR relative to other companies in the S&P MidCap 400 Index as shown in the following table:

Relative TSR Performance	Payout	WEX Final Performance
90-100th Percentile	250% of target
75-89th Percentile	200% of target
61-74th Percentile	150% of target
51-60th Percentile	100% of target
41-50th Percentile	75% of target
31-40th Percentile	50% of target	✔
0-30th Percentile	0% of target
As noted in the table above, the final payout factor for this PRSU award was 50% of target units. Since this grant, the Company has not made any other grants to the NEOs outside of its annual LTIP process or grants at the time of hiring.
Peer Group
We have established a target compensation structure that focuses on the median of our selected compensation benchmarking peer companies, but also allows total target compensation to vary to reflect other considerations, such as Company performance, individual experience, job responsibilities and other individual performance factors. A key element of this process is selecting a relevant peer group against which we compare NEO pay elements. The Committee determines the composition of our compensation benchmarking peer group, considering input from its independent compensation consultant and management, among other factors, such as size, business, operating characteristics and competition for executive talent. For 2023, our compensation benchmarking peer group consisted of the 16 companies shown below, whose aggregate profile was comparable to WEX.

2023 Compensation Benchmarking Peer Group
ACI Worldwide	Dayforce, Inc.	Paychex, Inc.
BILL Holdings, Inc.	Euronet Worldwide, Inc.	Paycom Software, Inc.
Block, Inc.	EVERTEC, Inc.	Paylocity Holding Corporation
Broadridge Financial Solutions, Inc.	Fair Isaac Corporation	TransUnion
Corpay, Inc.	HealthEquity, Inc.
CSG Systems International, Inc.	Jack Henry & Associates, Inc.

Metrics	WEX ($ millions)	Peer Median ($ millions)
Market Capitalization	$8,315	$11,127
2023 Reported Revenue	$2,548	$1,604
3-Year Reported Revenue Growth	63%	50%
Source – S&P Capital IQ financial database (with Market Capitalization measured on December 31, 2023).
Peer group data and other information provided to the Committee were considered in setting target compensation levels for our NEOs. For purposes of defining the market for each individual role, the Committee used peer group data for all NEOs, including our CEO, CFO and other NEOs who each lead a business unit, as applicable.

2024 Proxy Statement	55

EXECUTIVE COMPENSATION
During 2023, on average, target total direct compensation of our NEOs was positioned within a competitive range of the market median. Adjustments are typically made when we believe that there is a market-based gap and/or as warranted by individual performance.
The Committee also regularly reviews the Company's TSR relative to compensation benchmarking peers. In addition to – and separate from – our compensation benchmarking peer group, we also maintain a performance benchmarking peer group to provide our Committee and management team with additional reference information relating to compensation program practices and financial performance. The Committee determined the composition of our performance benchmarking peer group considering input from its independent compensation consultant and management, as well as from the Company's investors, among other factors, such as business, growth rate and operating characteristics. For 2023, our performance benchmarking peer group consisted of the 12 companies shown below.

2023 Performance Benchmarking Peer Group
Block, Inc.	Fidelity National Information Services, Inc.	Jack Henry & Associates, Inc.
Bread Financial Holdings, Inc.	Fiserv, Inc.	PayPal Holdings, Inc.
Corpay, Inc.	Global Payments Inc.	The Western Union Company
Equifax, Inc.	HealthEquity, Inc.	TransUnion

Other Compensation Program and Governance Features
Compensation Risk Assessment
The Committee considers the potential risk to the Company from its compensation programs and policies, including when any potential program changes are being considered. The Committee also periodically reviews risk assessments of our compensation policies, practices and programs covering employee groups, conducted by representatives from Human Resources working with the Committee’s independent compensation consultant. The analyses evaluate the levels of risk-taking that potentially could be encouraged by our compensation arrangements, taking into account the arrangements’ risk-mitigation features, to determine whether they are appropriate in the context of our strategic plan and annual budget, our overall compensation arrangements, our compensation objectives and the Company’s overall risk profile. During 2023, the Committee continued to conclude that WEX has an executive compensation program that balances competitive compensation with performance incentives and does not use compensation policies or practices — across employee groups — that create risks that are reasonably likely to have a material adverse effect on the Company. Select identified risk-mitigation features with respect to our NEOs' compensation include the following:
•A competitive base salary, which provides executives with ongoing income;
•Budget and goal-setting processes that involve multiple levels of review;
•Independent oversight of incentive program design and payouts;
•Different performance-measurement and time-based vesting requirements between our short-term and long-term incentive programs;
•Stock ownership guidelines, clawback, anti-hedging and anti-pledging policies; and
•Sub-Committee approval for Section 16 Executive compensation, when applicable.
Tax Deductibility of Compensation
While the Committee generally considers the tax implications of its executive compensation decisions, such consequences were not a material consideration in the compensation awarded to our Named Executive Officers in 2023. Internal Revenue Code Section 162(m) generally disallows a tax deduction to public companies for compensation in excess of $1 million paid in any one year to each of certain of the Company’s current and former executive officers.

56	WEX Inc.

EXECUTIVE COMPENSATION
Accounting Implications
In designing our compensation and benefit programs, the Committee reviews and considers the accounting implications of its decisions, including the accounting treatment of amounts awarded or paid to our executives.
Executive Stock Ownership Guidelines
To further support alignment of the interests of management and stockholders, we maintain stock ownership guidelines for our executives. The guidelines require that executives attain a specified level of ownership of shares of the Company’s common stock equal in value to a multiple of base salary within the later of five years of the executive’s appointment to their role or the applicability of these guidelines.
The Committee increased the CEO stock ownership requirement from 5.0x to 6.0x base salary during the first quarter of 2023 after considering market data and input from the Committee's independent compensation consultant.

Current Guidelines
Role	Multiple of Base Salary
Chief Executive Officer	6.0x
Other NEOs	3.0x
Until the minimum level of ownership is achieved, executives must retain, net after tax, 50% of any shares of our common stock earned upon vesting of PRSUs or RSUs or purchased upon exercise of options.
The Committee reviews the ownership level for covered executives each year. As of the 2023 measurement of ownership, which typically occurs in July each year, all NEOs were in compliance with our executive stock ownership guidelines. Mr. Dhawan's ownership was not measured at this time because he did not join WEX until December 4, 2023. “Equity,” for purposes of executive ownership guidelines, includes shares of our common stock owned directly or indirectly as well as 50% of unvested time-based RSU awards. Stock options and unearned, unvested PRSUs are not counted.
Anti-Hedging and Anti-Pledging Policies
We maintain a policy that prohibits directors, executive officers, and designated employees (as determined under our Insider Trading Policy) from purchasing any financial instrument, or entering into any transaction, that is designed to hedge or offset a decrease in the market value of Company stock (including, but not limited to, prepaid variable forward contracts, equity swaps, collars or exchange funds) or from pledging, hypothecating, or otherwise encumbering shares of Company stock as collateral for indebtedness.
Clawback Policy
In accordance with SEC rules and NYSE listing standards, we maintain a policy regarding the recoupment of incentive compensation from executive officers in specified situations. In the event of a restatement of the financial results of the Company due to material noncompliance of the Company with any financial reporting requirement under the U.S. federal securities laws or other misconduct on behalf of a current or former executive officer, the result of which is that any performance-based compensation paid to a current or former executive officer of the Company would have been a lower amount, the Committee will review such performance-based compensation to determine the appropriateness of seeking to recover any excess compensation. Such review would include a determination as to whether any executive officer engaged in misconduct, fraud or intentional illegal conduct, which materially contributed to the need for such restatement. The LTIP awards bind the NEOs to the clawback policy and to any clawback policy WEX may adopt in the future, including to comply with applicable SEC and NYSE rules, and to the fullest extent permitted by applicable law.

2024 Proxy Statement	57

EXECUTIVE COMPENSATION
Benefits and Perquisites
We provide competitive benefits to attract and retain associates at all levels. This includes a health and welfare benefits package and a 401(k) plan. Beginning in 2020, the Company began offering reimbursement to our NEOs each year for executive physical exams and financial counseling, up to $4,000 and $12,000 per year, respectively, as part of our Wellness Program. The decision to offer such potential reimbursement was authorized by the Committee to support the physical and financial well-being of our NEOs. The Company continues to evaluate the usefulness of perquisites to our overall compensation program. There are no other perquisites provided to any of our NEOs.
Named Executive Officer New Hire Incentive Compensation
In connection with his recruitment and subsequent hire, Mr. Dhawan received related cash and equity awards.
Mr. Dhawan received an equity grant with a $3,000,000 target value, denominated based on the grant date closing stock price, which was intended to align with other annual equity grants made to leadership team members in March 2023 prior to Mr. Dhawan's hiring. One-third of the grant ($1,000,000) was in the form of PRSUs with the same multi-year performance goals and vesting dates as PRSU awards made to our executives on March 15, 2023. Two-thirds of the grant ($2,000,000) was in the form of RSUs which vest over two years at a rate of one-half of the total grant per year, beginning on the first anniversary of the grant date. As the performance period for the PRSU award is incomplete, payout is not yet known. Mr. Dhawan commenced employment as the Company's Chief Technology Officer on December 4, 2023 and the grants described in this paragraph to Mr. Dhawan were made on December 15, 2023. Mr. Dhawan also received a $425,000 cash award, which is subject to potential full repayment as described in the Executive Compensation Tables.
Other than this compensation granted to Mr. Dhawan in connection with his recruitment and commencement of employment as discussed above, no equity awards outside of our core annual compensation program were granted to the NEOs in 2023.
Nonqualified Deferred Compensation
The Company administers the WEX Inc. 2005 Executive Deferred Compensation Plan ("2005 EDCP") and the 2017 WEX Inc. Executive Deferred Compensation Plan ("2017 EDCP"). The 2005 EDCP was frozen to new contributions on December 31, 2017 and was replaced by the 2017 EDCP, which has the same characteristics as the 2005 EDCP. Both the 2005 EDCP and the 2017 EDCP provide executive officers with the opportunity to defer up to 80 percent of base salary and/or up to 98 percent of short-term incentive compensation. The Company provided a match of up to 6 percent of the participant’s applicable short-term incentive compensation program award under the 2005 EDCP and now provides the same match for the 2017 EDCP. Investment income on contributions and Company match is accrued for participants to reflect performance of investment funds identified by each participant during their annual election period. The investment funds and their performance used to calculate earnings in the 2005 EDCP and 2017 EDCP generally mirror those used in the 401(k) Plan.
Each of the NEOs, with the exception of Mr. Dhawan, was eligible to participate in the 2017 EDCP during 2023. Mr. Dhawan was not eligible due to his December 4, 2023 hire date.
Prior to our initial public offering, we offered the WEX Inc. Supplemental Investment and Savings Plan ("SERP"), which allowed participants to defer compensation. The SERP was frozen to new contributions on December 31, 2004. Ms. Smith has a balance in the SERP, which continues to earn investment returns based on the funds she selects from an available menu. We believe these investment returns are market competitive for the type of funds offered; there is no preferential interest earned in the 2005 EDCP, 2017 EDCP or SERP accounts. No other current executive officers participated in the SERP when it was an active plan.

58	WEX Inc.

EXECUTIVE COMPENSATION
Compensation Committee Report
The Committee has reviewed and discussed the foregoing Compensation Discussion & Analysis (CD&A) with management. Based on our review and discussions with management, the Committee recommended to the Board of Directors that the CD&A be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2023.
LEADERSHIP DEVELOPMENT AND COMPENSATION COMMITTEE
Stephen Smith (Chair)
Nancy Altobello
Daniel Callahan
James Neary
Jack VanWoerkom

2024 Proxy Statement	59

EXECUTIVE COMPENSATION
Executive Compensation Tables
2023 Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)(4)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)(6)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(7)	All Other Compensation ($)(8)	Total ($)
Melissa Smith Chair, CEO, and President	2023	$875,000	$—	$6,619,058	$2,206,265	$1,775,813	$36,186	$138,349	$11,650,671
	2022	$854,808	$—	$5,362,593	$1,787,568	$2,037,434	$—	$140,546	$10,182,949
	2021	$791,923	$—	$4,901,691	$1,562,532	$2,163,138	$34,584	$159,049	$9,612,917
Jagtar Narula Chief Financial Officer	2023	$500,000	$—	$1,840,257	$460,016	$676,500	$—	$94,856	$3,571,629
	2022	$294,231	$—	$3,984,766	$400,010	$420,779	$—	$80,203	$5,179,989
Robert Deshaies Chief Operating Officer, Americas	2023	$608,077	$—	$2,440,080	$610,007	$658,388	$—	$30,069	$4,346,621
	2022	$586,538	$—	$1,932,198	$483,063	$686,185	$—	$69,740	$3,757,724
	2021	$456,731	$—	$1,308,101	$313,546	$588,269	$—	$29,100	$2,695,747
Jay Dearborn Jr. Chief Strategy Officer	2023	$475,000	$—	$1,840,257	$460,016	$546,274	$—	$27,132	$3,348,679
	2022	$454,808	$—	$1,320,123	$330,021	$614,286	$—	$55,157	$2,774,395
	2021	$400,000	$—	$1,084,901	$260,082	$417,600	$—	$42,156	$2,204,739
Sachin Dhawan Chief Technology Officer	2023	$30,288	$425,000	$3,000,107	$—	$—	$—	$—	$3,455,395
(1)This column shows the actual amount of base salary earned by the NEOs. The amounts shown in this column include any amounts that may be contributed by each NEO on a pre-tax basis to the Company’s 401(k) plan and 2017 EDCP.
(2)Mr. Dhawan's first day of employment with the Company was December 4, 2023. In connection with his recruitment and subsequent hiring, Mr. Dhawan received a one-time cash sign-on bonus in the amount of $425,000, which was paid in January 2024. The award is subject to full repayment if Mr. Dhawan terminates employment without Good Reason or For Cause (as defined in his offer of employment) prior to the 24-month period following his start date.
(3)The amounts shown in this column represent the aggregate grant date fair value of PRSUs and RSUs granted during 2023, 2022, and 2021, respectively, calculated in accordance with FASB ASC Topic 718.
(4)PRSUs reported in this column reflect the grant date fair value of such awards based upon the probable outcome of the performance conditions at the grant date calculated in accordance with FASB ASC Topic 718, excluding, if applicable, the effect of estimated forfeitures and expected relative TSR attainment. Assuming the highest level of financial performance conditions were achieved, the value for PRSUs granted in 2023 included in the “Stock Awards” column would be approximately $10,590,000 for Ms. Smith; $2,760,000 for Mr. Narula; $3,660,000 for Mr. Deshaies; $2,760,000 for Mr. Dearborn, and $2,000,000 for Mr. Dhawan.
(5)The amounts shown in this column represent the aggregate grant date fair value of option awards calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in the notes to the Company’s audited financial statements for the fiscal years ended December 31, 2023 (see note 22), included in the Company’s Annual Reports on Form 10-K filed with the Securities and Exchange Commission on February 23, 2024.
(6)The amounts shown in this column reflect the cash incentive awards paid in February 2024 for 2023 STIP results, and include amounts contributed by each Named Executive Officer on a pre-tax basis to the Company’s 2017 Executive Deferred Compensation Plan (EDCP).
(7)The amounts shown reflect SERP above-market earnings.
(8)The following table describes the elements that are represented in the “All Other Compensation” column above:

60	WEX Inc.

EXECUTIVE COMPENSATION
All Other Compensation

Name	401(k) or Other Retirement Plan Employer Match ($)(1)	2017 EDCP Employer Match ($)(2)	Other ($)(3)	Total ($)
Melissa Smith	$19,800	$106,549	$12,000	$138,349
Jagtar Narula	$18,462	$—	$76,394	$94,856
Robert Deshaies	$19,800	$—	$10,269	$30,069
Jay Dearborn Jr.	$19,800	$—	$7,332	$27,132
Sachin Dhawan	$—	$—	$—	$—
(1)The Company matches 100 percent of an employee's contributions to such employee's 401(k), up to a maximum of six percent of each employee's 2023 IRS eligible compensation limit.
(2)The amounts reflect the Company’s contributions to the respective named executive officer under the 2017 EDCP, which were earned in 2023 and made in 2024.
(3)Includes Mr. Narula's relocation expenses and Ms. Smith's, Mr. Deshaies', and Mr. Dearborn's Financial Wellness Reimbursements.
2023 Grants of Plan-Based Awards Table
The following table represents all plan-based awards granted to the Named Executive Officers in 2023:

	Type of Award(1)		Date of Committee Action	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name		Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Melissa Smith	STIP			$656,250	$1,312,500	$2,625,000	—	—	—	—	—	—	—
	RSU(4)	3/15/2023	2/15/2023	—	—	—	—	—	—	7,628	—	—	$1,323,916
	PRSU(6)	3/15/2023	2/15/2023	—	—	—	15,255	30,509	61,018	—	—	—	$5,295,142
	NQ(7)	3/15/2023	2/15/2023	—	—	—	—	—	—	—	27,021	$173.56	$2,206,265
Jagtar Narula	STIP			$250,000	$500,000	$1,000,000	—	—	—	—	—	—	—
	RSU(4)	3/15/2023	2/15/2023	—	—	—	—	—	—	2,651	—	—	$460,108
	PRSU(6)	3/15/2023	2/15/2023	—	—	—	3,976	7,952	15,904	—	—	—	$1,380,149
	NQ(7)	3/15/2023	2/15/2023	—	—	—	—	—	—	—	5,634	$173.56	$460,016
Robert Deshaies	STIP			$305,000	$610,000	$1,220,000	—	—	—	—	—	—	—
	RSU(4)	3/15/2023	2/15/2023	—	—	—	—	—	—	3,515	—	—	$610,063
	PRSU(6)	3/15/2023	2/15/2023	—	—	—	5,272	10,544	21,088	—	—	—	$1,830,017
	NQ(7)	3/15/2023	2/15/2023	—	—	—	—	—	—	—	7,471	$173.56	$610,007
Jay Dearborn Jr.	STIP			$201,875	$403,750	$807,500	—	—	—	—	—	—	—
	RSU(4)	3/15/2023	2/15/2023	—	—	—	—	—	—	2,651	—	—	$460,108
	PRSU(6)	3/15/2023	2/15/2023	—	—	—	3,976	7,952	15,904	—	—	—	$1,380,149
	NQ(7)	3/15/2023	2/15/2023	—	—	—	—	—	—	—	5,634	$173.56	$460,016
Sachin Dhawan	STIP			$—	$—	$—	—	—	—	—	—	—	—
	RSU(5)	12/15/2023	11/30/2023	—	—	—	—	—	—	10,609	—	—	$2,000,009
	PRSU(8)	12/15/2023	11/30/2023	—	—	—	2,653	5,305	10,610	—	—	—	$1,000,099
(1)All equity awards are granted under the Amended and Restated 2019 Equity and Incentive Plan.
(2)These columns reflect the threshold, target and maximum cash awards payable to our NEOs under the 2023 STIP. The final award is determined using pre-defined goals, as determined by the Leadership Development and Compensation Committee. If performance falls below the pre-established thresholds, the payout is $0. The actual STIP payout for fiscal year 2023, for each NEO, is reported in the Summary Compensation Table. Mr. Dhawan joined WEX on December 4, 2023 and was therefore ineligible for a 2023 STIP award. For further details, please see the CD&A section titled Short-Term Incentive Plan.

2024 Proxy Statement	61

EXECUTIVE COMPENSATION
(3)Represents the grant date fair value of RSU, PRSU, and stock option awards determined in accordance with FASB ASC Topic 718.
(4)RSUs granted on March 15, 2023 vest over 3 years at a rate of one-third of the total award per year beginning on the first anniversary of the grant date. The number of RSUs received by each NEO was determined by dividing the total award amount granted by the grant date fair value per share, which is calculated using the closing price of WEX common stock on the date of grant on the New York Stock Exchange.
(5)RSUs granted on December 15, 2023 to Mr. Dhawan were New Hire Awards which vest over 2 years at a rate of one half of the total award per year beginning on the first anniversary of the grant date. The number of RSUs received by the NEO was determined by dividing the total award amount granted by the grant date fair value per share, which is calculated using the closing price of WEX common stock on the date of grant on the New York Stock Exchange.
(6)PRSUs granted on March 15, 2023 may convert to RSUs at the conclusion of the performance period based on determination of the achievement of predetermined performance goals for the Company's Adjusted Revenue and Adjusted Net Income - Earnings Per Share over 2023, 2024 and 2025. If earned, these vest in full on March 15, 2026. The grant date fair value shown reflects the target outcome of the performance conditions, based on the probable outcome of performance goals at grant, excluding the effect of estimated forfeitures.
(7)Non-qualified stock options granted on March 15, 2023 vest over 3 years at a rate of one third of the total award per year beginning on the first anniversary of the grant date. The number of such stock options received by each NEO, and the grant date fair value, was calculated using the Black-Scholes value as of the grant date, calculated in accordance with FASB ASC Topic 718. The weighted average assumptions used in calculating the grant date fair value of these awards are described in footnote 5 to the Summary Compensation Table.
(8)These PRSUs granted on December 15, 2023 to Mr. Dhawan are based on the 2023 PRSU objectives, consistent with other senior leaders, and may convert to RSUs at the conclusion of the performance period based on determination of the achievement of predetermined performance goals for the Company's Adjusted Revenue and Adjusted Net Income - Earnings Per Share over 2023, 2024 and 2025. If earned, these vest in full March 15, 2026. The grant date fair value shown reflects the target outcome of the performance conditions, based on the probable outcome of performance goals at grant, excluding the effect of estimated forfeitures.

62	WEX Inc.

EXECUTIVE COMPENSATION
Outstanding Equity Awards at 2023 Fiscal Year-End
The following table represents stock options and unvested stock units held by each of the Named Executive Officers as of December 31, 2023.

	Option Awards					Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options - (#) Exercisable	Number of Securities Underlying Unexercised Options - (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Melissa Smith	3/15/2015	13,000	—	103.75	3/15/2025	46,581	9,062,334	113,586	22,098,156
	3/20/2017	23,187	—	104.95	3/20/2027	—	—	—	—
	5/10/2017	46,029	—	99.69	5/10/2027	—	—	—	—
	3/15/2018	17,555	—	158.23	3/15/2028	—	—	—	—
	3/20/2019	19,733	—	184.81	3/20/2029	—	—	—	—
	3/16/2020	42,696	—	109.66	3/16/2030	—	—	—	—
	3/15/2021	11,211	5,623	226.02	3/15/2031	—	—	—	—
	3/15/2022	8,405	16,836	163.22	3/15/2032	—	—	—	—
	3/15/2023	—	27,021	173.56	3/15/2033	—	—	—	—
Jagtar Narula	6/15/2022	1,800	3,607	161.08	6/15/2032	15,175	2,952,296	30,804	5,992,918
	3/15/2023	—	5,634	173.56	3/15/2033	—	—	—	—
Robert Deshaies	3/15/2016	1,032	—	77.20	3/15/2026	14,278	2,777,785	38,844	7,557,100
	3/20/2017	843	—	104.95	3/20/2027	—	—	—	—
	3/15/2018	585	—	158.23	3/15/2028	—	—	—	—
	3/20/2019	601	—	184.81	3/20/2029	—	—	—	—
	3/16/2020	6,832	—	109.66	3/16/2030	—	—	—	—
	3/15/2021	2,249	1,129	226.02	3/15/2031	—	—	—	—
	3/15/2022	2,271	4,550	163.22	3/15/2032	—	—	—	—
	3/15/2023	—	7,471	173.56	3/15/2033	—	—	—	—
Jay Dearborn Jr.	3/20/2017	843	—	104.95	3/20/2027	11,289	2,196,275	28,036	5,454,404
	3/15/2018	2,145	—	158.23	3/15/2028	—	—	—	—
	3/20/2019	4,462	—	184.81	3/20/2029	—	—	—	—
	3/16/2020	7,401	—	109.66	3/16/2030	—	—	—	—
	3/15/2021	1,866	936	226.02	3/15/3031	—	—	—	—
	3/15/2022	1,551	3,109	163.22	3/15/2032	—	—	—	—
	3/15/2023	—	5,634	173.56	3/15/2033	—	—	—	—
Sachin Dhawan	—	—	—	—	—	10,609	2,063,981	10,610	2,064,176
(1)Vests at a rate of one-third of the total award on each of the first, second, and third anniversary of the grant date.

2024 Proxy Statement	63

EXECUTIVE COMPENSATION
(2)The following table shows, by grant date, the number of unvested RSUs and PRSUs for which achievement of the performance conditions have been satisfied but not yet time-based vested as of December 31, 2023:

	Annual RSUs Granted on:			Annual PRSU Granted on:	New Hire Awards Granted on:
	March 15, 2021(a)	March 15, 2022(a)	March 15, 2023(a)	March 15, 2021(b)	June 15, 2022(c)	December 15, 2023(d)	Total (#)
Melissa Smith	1,386	4,383	7,628	33,184	—	—	46,581
Jagtar Narula	—	—	2,651	—	12,524	—	15,175
Robert Deshaies	464	1,975	3,515	8,324	—	—	14,278
Jay Dearborn Jr.	385	1,349	2,651	6,904	—	—	11,289
Sachin Dhawan	—	—	—	—	—	10,609	10,609

Stock Award Vesting Schedule
(a)	Vests at a rate of one third of the total award per year beginning on the first anniversary of the grant date.
(b)	Vests in full on March 15, 2024.
(c)
Mr. Narula's new hire incentive awards include 1,657 of RSUs that vest one half on June 15, 2024 and one half on June 15, 2025, 6,210 PRSUs that vest in full on March 15, 2024, and 4,657 RSUs that vest on June 15, 2024.

(d)	Mr. Dhawan's new hire incentive award consists of an RSU, which vests at a rate of half of the total award per year, beginning on the first anniversary of the grant date.
(3)Reflects the value as calculated based on the closing price of the Company’s common stock ($194.55) on December 29, 2023.
(4)In accordance with SEC rules, the number of PRSUs reported in the Outstanding Equity Awards table above, reflect an assumed level of achievement of maximum performance goals, as indicated in the below table, based on the Company's performance as of December 31, 2023. The actual number of shares of common stock, if any, that we will issue in respect of these PRSU awards is not yet determinable and will depend on the Company's actual performance through the end of the applicable performance period. The following table shows assumed level of achievement of the PRSUs by grant date, where achievement of the performance conditions have not yet been determined as of December 31, 2023:

Name	New Hire Award June 15, 2022(a)	Annual Grant PSUs March 15, 2022(a)	Annual Grant PSUs March 15, 2023(b)	New Hire Award December 15, 2023(b)	Total (#)
Melissa D. Smith	—	52,568	61,018	—	113,586
Jagtar Narula	14,900	—	15,904	—	30,804
Robert Deshaies	—	17,756	21,088	—	38,844
Jay Dearborn Jr.	—	12,132	15,904	—	28,036
Sachin Dhawan	—	—	—	10,610	10,610

Stock Award Vesting Schedule (Assuming Performance Conditions are Met)
(a)	Vests in full on March 15, 2025
(b)	Vests in full on March 15, 2026

64	WEX Inc.

EXECUTIVE COMPENSATION
2023 Option Exercises and Stock Vested
The following table represents stock options exercised and shares of our common stock received upon vesting of RSUs and PRSUs in 2023 by each of the NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)
Melissa D. Smith	41,107	3,917,908	28,986	5,026,123
Jagtar Narula	—	—	5,483	953,494
Robert Deshaies	—	—	6,715	1,166,922
Jay Dearborn Jr.	—	—	5,825	1,011,718
Sachin Dhawan	—	—	—	—
2023 Nonqualified Deferred Compensation
The following table represents the amounts deferred by each of the Named Executive Officers in the: 2005 Executive Deferred Compensation Plan (EDCP); 2017 EDCP; and the SERP. The SERP, which was frozen to new contributions on December 31, 2004, the 2005 EDCP, which was frozen to new contributions on December 31, 2017, and the 2017 EDCP are described in the Nonqualified Deferred Compensation section of the CD&A.

Name	Plan	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
Melissa Smith	SERP	—	—	36,186	—	196,687
	2005 EDCP	—	—	176,800	—	983,442
	2017 EDCP	443,953	106,549	313,234	—	2,737,824
Robert Deshaies	2005 EDCP	—	—	—	—	—
	2017 EDCP	—	—	15,691	—	184,158
Jay Dearborn Jr.	2005 EDCP	—	—	—	—	—
	2017 EDCP	—	—	44,829	—	241,224
(1)The amounts shown in this column have been reported in Salary and/or Non-Equity Incentive Plan Compensation of the Summary Compensation Table for 2023.
(2)Participant contributions to the 2017 EDCP are matched on annual short term incentive program payments only. WEX matches the executives’ short-term incentive deferral up to a maximum of 6% of their total short term incentive program award. The amounts shown in this column have been reported in the 2023 All Other Compensation column of the Summary Compensation Table.
(3)Earnings on the SERP are included in the Summary Compensation Table. The Company does not pay above-market interest rates on the 2005 EDCP and 2017 EDCP, and thus earnings on the 2005 EDCP and 2017 EDCP are not included in the Summary Compensation Table.
(4)Portions of the amounts shown in this column have been reported in the Non-Equity Incentive Plan Compensation columns of the Summary Compensation Table as follows:

Name	Salary	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Melissa Smith	$—	443,953	$—	$443,953
During the year ended December 31, 2023, participants were given the opportunity to select among various funds in the SERP, 2005 EDCP, and 2017 EDCP. The fund options generally mirror those available in the 401(K) plan. Executives may enroll in the EDCP during the annual December open enrollment period and may elect to defer base salary and/or bonus earned in the subsequent year. Distribution options include lump sum payments or annual installment payments ranging from two to ten years. Participants may elect to receive distributions at a specified future date or upon separation from service. If a participant terminates employment prior to the specified future date for a distribution, the distribution is automatically paid at the next scheduled distribution date (in January or June) that is at least 6 months after termination of employment.

2024 Proxy Statement	65

EXECUTIVE COMPENSATION
Employment Agreements, Severance and Change in Control Benefits
The Company provides employment agreements, severance benefits and change of control benefits to attract and retain key executive officers. These provisions represent competitive severance and change in control benefits based upon the review by the Committee.
The Committee reviews these agreements and the WEX Inc. Executive Severance Pay and Change in Control Plan periodically to assess whether the total value to an executive remains at the level needed to attract and retain executives without being considered excessive in the opinion of the Committee.
The following provisions were in effect as of December 31, 2023:

		Melissa Smith	Jagtar Narula	Robert Deshaies	Jay Dearborn Jr.	Sachin Dhawan
Basic Severance Benefit(1)	Severance Payment	1.5x base salary plus 1x target bonus each paid in a lump sum or over 12 months at the Company’s election	1.5x base salary paid over an 18-month period			0.5x base salary paid over an 18-month period (9)
	Accelerated Vesting of Equity	Stock units and options that would have otherwise vested within 1 year from termination date	None
	Health Benefit Continuation	One-time lump-sum cash payment equal to an annualized value of the Company’s monthly share of the cost of premiums for participant’s group health coverage benefits.
Change in Control (CiC)(2) Severance Benefit Double Trigger: (requires CiC and loss of comparable position)	Severance Payment	2x base salary and 2x target annual incentive paid over a 24 month period
	Accelerated Vesting of Equity	100%(3)
	Health Benefit Continuation	One-time lump-sum cash payment equal to 24 times the value of the Company’s monthly share of the cost of coverage (i.e., premiums) for Participant’s group health coverage benefits.
Other Agreements(4)	Non-Compete(5)	2 years for without cause and constructive discharge with CiC; 1 year otherwise	1 year for without cause and constructive discharge with CiC
Non-Solicitation(6)
Non-Disparagement(7)
	Non-Disclosure(8)	Indefinitely
(1)Basic severance benefit is payable in the case of the executive officer resigning for “good reason” or if the executive officer is terminated “without cause,” (neither in connection with a "Change in Control"), each as defined in the WEX Inc. Executive Severance Pay and Change in Control Plan.
(2)“Change in Control” means, in summary: (i) an acquisition of 50 percent or more of either the then-outstanding shares of common stock or the combined voting power of the then-outstanding voting securities of the Company excluding certain specified acquisitions; (ii) a change in the composition of the Board such that the individuals who constitute the Board at that point in time cease to constitute a majority of the Board; (iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of shares or assets of another company excluding certain specified transactions; or (iv) the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company. If an executive terminates and receives benefits under

66	WEX Inc.

EXECUTIVE COMPENSATION
the 2010 Equity and Incentive Plan or the Amended and Restated 2019 Equity and Incentive Plan, and then is rehired, subsequent benefits may not be paid and/or reimbursement of a portion of benefits already paid can be required. The change in control period is defined as the period commencing ninety (90) days prior to the date of the Change in Control and ending on the first anniversary of the Change in Control.
(3)Upon a “Change in Control” of the Company, if the surviving entity does not agree to assume the obligations set forth in the equity award agreement, then the equity award shall become immediately and fully vested, subject to any terms and conditions set forth in the 2010 Equity and Incentive Plan or the Amended and Restated 2019 Equity and Incentive Plan or imposed by the Committee.
(4)In connection with any separation of employment by an executive officer, the officer shall execute and not timely revoke a separation agreement and release, in a form acceptable to the Company, in order to receive the basic severance and/or change in control severance benefits described. Each separation agreement shall include terms relating to non-competition, non-solicitation, non-disparagement and non-disclosure, as well as a release of claims, among other provisions. To the extent there is a violation of the restrictions or obligations in the separation agreement, the Company may cease future payments, obtain injunctive or other equitable relief or seek reimbursement of previously paid amounts, as well as any other remedies available to the Company under the WEX Inc. Executive Severance Pay and Change in Control Plan or other Company policy or agreement or applicable law.
(5)In addition, each of the executive officers has agreed, through the relevant award agreement, to provisions which restrict the executive officer from performing any acts which advance the interests of any existing or prospective competitors of WEX during the period specified above.
(6)In addition, each of the executive officers has agreed, through the relevant award agreement, to provisions which restrict the executive officer from soliciting customers or employees to terminate their relationship with the Company.
(7)In addition, each of the executive officers has agreed, through the relevant award agreement, to provisions which restrict the executive officer from making any statements or performing any acts intended or reasonably calculated to advance the interest of any existing or prospective competitor or in any way to injure the interests of or disparage the Company.
(8)In addition, each of the executive officers has agreed, through the relevant award agreement, to provisions which restrict the executive from disclosing confidential information as defined in the agreement.
(9)Under the WEX Inc. Executive Severance Pay and Change in Control Plan, Mr. Dhawan will be eligible for the severance payment of 1.5x base salary paid over an 18-month period after employment for 6 months.

2024 Proxy Statement	67

EXECUTIVE COMPENSATION
Potential Payments upon Termination of Employment
The following chart shows the payments to each Named Executive Officer which would be made as a result of possible termination scenarios assuming each had occurred on December 31, 2023.

Named Executive Officer	Voluntary Termination or Involuntary Termination For Cause ($)	Involuntary Termination Without Cause or Resignation for Good Reason ($)	Change in Control With Termination ($)	Disability ($)(1)	Death ($)(1)
Melissa Smith
Acceleration of Equity Awards(2)	—	4,869,628	17,978,081	—	17,978,081
Salary and Benefits Continuation	—	1,332,654	1,790,308	—	—
Short Term Incentive Program	—	1,312,500	2,625,000	1,312,500	1,312,500
Nonqualified Plan Payout(3)	3,917,953	3,917,953	3,917,953	3,917,953	3,917,953
Total	3,917,953	11,432,735	26,311,342	5,230,453	23,208,534
Jagtar Narula
Acceleration of Equity Awards(2)	—	—	5,583,662	—	5,583,662
Salary and Benefits Continuation	—	768,093	1,036,186	—	—
Short Term Incentive Program	—	—	1,000,000	500,000	500,000
Nonqualified Plan Payout	—	—	—	—	—
Total	—	768,093	7,619,848	500,000	6,083,662
Robert Deshaies
Acceleration of Equity Awards(2)	—	—	6,045,986	—	6,045,986
Salary and Benefits Continuation	—	934,484	1,258,967	—	—
Short Term Incentive Program	—	—	1,220,000	610,000	610,000
Nonqualified Plan Payout(3)	184,158	184,158	184,158	184,158	184,158
Total	184,158	1,118,642	8,709,111	794,158	6,840,144
Jay Dearborn Jr.
Acceleration of Equity Awards(2)	—	—	4,467,553	—	4,467,553
Salary and Benefits Continuation	—	730,593	986,186	—	—
Short Term Incentive Program	—	—	807,500	403,750	403,750
Nonqualified Plan Payout(3)	241,224	241,224	241,224	241,224	241,224
Total	241,224	971,817	6,502,463	644,974	5,112,527
Sachin Dhawan
Acceleration of Equity Awards(2)	—	—	3,096,069	—	3,096,069
Salary and Benefits Continuation	—	268,368	1,061,736	—	—
Short Term Incentive Program	—	—	892,500	—	—
Nonqualified Plan Payout	—	—	—	—	—
Total	—	268,368	5,050,305	—	3,096,069
(1)The Company's STIP provides for a pro-rated lump sum payment at target in the event of death or disability. Mr. Dhawan was not eligible for a 2023 STIP payment due to his December 4, 2023 hire date. The Company's equity award agreements provide for 100% acceleration of all unvested equity in the event of death.
(2)For purposes of these calculations, the stock price used to calculate potential payments was the closing price of the Company's common stock on December 29, 2023, $194.55. The officers identified above, with the exception of Mr. Dhawan, hold employee stock options that feature an exercise price of $226.02, $163.22, $161.08, and $173.56.
(3)As used in this table, Nonqualified Plan Payout consists solely of the participants’ balances in their 2005 EDCP, 2017 EDCP, and SERP accounts, as applicable.

68	WEX Inc.

EXECUTIVE COMPENSATION
Pay Ratio Disclosure
In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee. For 2023, the median annual total compensation of all employees, excluding our CEO, was $89,127 and the annual total compensation of our CEO was $11,650,671. The ratio of these amounts is 131:1.
This calculation of our median employee reflects analysis of our global workforce of 7,106 employees as of October 1, 2023. We used salary compensation to determine the median employee. Our estimate of salary for our full 2023 fiscal year included: (i) annual base salary and (ii) hourly salary rate times annual standard hours.
Our estimates were based on an analysis of the pay components and payrolls in each of the countries in which we operate. Cash compensation rates of employees paid in foreign currencies were converted into US dollars using foreign exchange conversion rates in effect on October 1, 2023.
Once the median employee was identified, actual total compensation was determined in accordance with Item 402(c)(2)(x) of Regulation S-K of the securities laws.
The information disclosed in this section was developed and is provided to comply with applicable SEC rules. We do not use this information in managing our company. We do not believe this information provides stockholders with a useful mechanism for evaluating our management’s effectiveness, operating results, or business prospects, or for comparing our company with any other company, including our compensation of our CEO or our employees.

2024 Proxy Statement	69

EXECUTIVE COMPENSATION
Pay versus Performance
We are required by SEC rules to disclose the following information regarding the relationship between "compensation actually paid" to our NEOs and our financial performance. The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid for non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. The table included in footnote (2) sets forth the adjustments from the column labelled "Total" for each NEO reported in the 2023 Summary Compensation Table set forth above in this proxy statement. For further information concerning WEX’s pay-for-performance philosophy and how WEX aligns executive compensation with the Company’s performance, refer to the section titled Compensation Discussion and Analysis beginning on page 42.
Pay versus Performance Table

Year	Summary compensation table total for PEO[1]	Compensation actually paid to PEO[2]	Average summary compensation table total for non-PEO NEOs[3]	Average compensation actually paid to non-PEO NEOs[3]	Value of initial fixed $100 investment on December 31, 2019 based on:		Net income (loss) (in millions)	ANI EPS[5]
					Total shareholder return	Peer group total shareholder return[4]
2023	$11,650,671	$20,784,412	$3,680,581	$5,549,980	$92.88	$99.27	$266.6	$14.81
2022	$10,182,949	$16,135,480	$3,484,061	$4,111,433	$78.13	$85.27	$167.5	$13.53
2021	$9,612,917	$(11,056,785)	$3,403,671	$(2,116,815)	$67.02	$101.33	$136.1	$9.14
2020	$20,110,653	$17,199,828	$5,631,854	$5,431,105	$97.17	$92.40	$(280.5)	$6.06
(1)Ms. Smith was the Company's PEO, or Principal Executive Officer, for all four years in the table.
(2)SEC rules require certain adjustments be made to the summary compensation table totals to determine "compensation actually paid" as reported in the pay versus performance table. "Compensation actually paid" does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated in accordance with Item 402(v) of Regulation S-K. For 2023 the values included in these columns reflected the following adjustments:

PEO	2023
Summary compensation table total	$11,650,671
+/- year-end over grant date change in fair value of equity awards granted during the covered year that remain outstanding and unvested as of the covered year-end	$2,324,823
+/- year over year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	$5,539,158
+/- year over year change in fair value of equity awards granted in prior years that vested in the covered year	$1,269,760
Compensation actually paid	$20,784,412
Non-PEO NEOs (Average)	2023
Summary compensation table total	$3,680,581
+/- year-end over grant date change in fair value of equity awards granted during the covered year that remain outstanding and unvested as of the covered year-end	$576,386
+/- year over year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	$1,163,146
+/- year over year change in fair value of equity awards granted in prior years that vested in the covered year	$129,867
Compensation actually paid	$5,549,980
(3)Non-PEO NEOs included in the average calculations are:
2023: Robert Deshaies, Jay Dearborn Jr., Jagtar Narula, and Sachin Dhawan
2022: Jagtar Narula, Jennifer Kimball, Robert Deshaies, Jay Dearborn Jr., and Karen Stroup
2021: Roberto Simon, Scott Phillips, Robert Deshaies, and David Cooper
2020: Roberto Simon, Scott Phillips, Robert Deshaies, and Jay Dearborn Jr.

70	WEX Inc.

EXECUTIVE COMPENSATION
(4)Peer group total shareholder return was calculated using the S&P 400 Data Processing and Outsourced Services Index in 2020, 2021, and 2022 and the S&P 400 Diversified Financial Services Industry Index (Capital IQ: S&P 400 Financial Services (Industry)(24-AUG-07) Index; constituents as of December 31, 2023 include EEFT, MTG, WEX, WU, VOYA, ESNT, EQH.) in 2023. In March of 2023, the S&P 400 Data Processing and Outsourced Services Index was discontinued and the former constituents of the Data Processing & Outsourced Services sub-industry were reclassified into various sub-industries within the Financials, Industrials, and Consumer Discretionary industries. Given this change, we evaluated various indices to select a new peer group. We believe the S&P 400 Diversified Financial Services Industry Index represents an appropriate benchmark because it includes WEX and a broad range of peers with a similar market cap to WEX while maintaining a relatively balanced impact to the performance of the index based on weightings. Because the S&P 400 Data Processing and Outsourced Services Index was discontinued in March 2023 the total shareholder return for the year ended December 31, 2023 is not included as a comparison to the newly-selected peer group.
(5)Adjusted Net Income - Earnings Per Share, or "ANI EPS", a non-GAAP measure, is calculated as defined in Appendix A.
Pay versus Performance Descriptive Disclosure
We chose ANI EPS as our Company Selected Measure for evaluating Pay versus Performance because it is typically a key metric in our annual LTIP PRSU grants. The Company does not consider the increase in Net Income over the four-year period to be directly correlated to "compensation actually paid" because Net Income is not a metric in our STIP or our LTIP PRSU plan. We note that over the two year period from 2020 to 2022, our TSR was generally trending in a manner contrary to the TSR for our peer group. During 2023, our TSR trended consistent with our peer group.
Year 2023 >> An increase in estimated performance attainments on our 2022 LTIP PRSU awards during 2023, which are largely based on our Compensation Net Revenue and ANI EPS over the period of 2022 to 2024, coupled with an increase in our stock price from year-end 2022 to year-end 2023, contributed to an increase in "compensation actually paid" to our CEO and NEOs during 2023. Net income did not directly impact the increase in "compensation actually paid" as it is not a metric in our STIP or PRSU incentive programs.
Year 2022 >> An increase in our stock price from year-end 2021 to year-end 2022 coupled with an increase in estimated performance attainments on our 2021 LTIP PRSU awards during 2022, which are largely based on our Compensation Net Revenue and ANI EPS over the period of 2021 to 2022, contributed to an increase in "compensation actually paid" to our CEO and NEOs during 2022. Net Income did not directly impact the decline in "compensation actually paid" as it is not a metric in our STIP or PRSU incentive programs.
Year 2021 >> The Company's TSR performance lagged our peers in 2021, which contributed to a decrease in "compensation actually paid" to our CEO and NEOs in 2021, along with a decrease in our stock price from year-end 2020 to year-end 2021. Due to the majority of our outstanding PRSU awards during 2021 being based solely on TSR results, the increase in ANI EPS during 2021 did not contribute significantly to "compensation actually paid". Net income did not directly impact the decline in "compensation actually paid" as it is not a metric in our STIP or PRSU incentive programs.
Year 2020 >> A decrease in our stock price from year-end 2019 to the 2020 vest dates of certain 2017 LTIP PRSU awards and performance-based stock options, offset only in part by an increase in our stock price from 2020 grant dates to year-end 2020 coupled with the Company's TSR performance outperforming our PRSU comparative group in 2020, contributed to decreases in "compensation actually paid" to our CEO and NEOs during 2020. Net income did not directly impact the decline in "compensation actually paid" as it is not a metric in our STIP or PRSU incentive programs. ANI EPS had a net positive impact on "compensation actually paid" as performance against goals established in 2018 and 2019 for this metric for the corresponding payouts exceeded target.
Pay versus Performance Tabular List
The table below lists in the Company's assessment, the most important performance measures used to link "Compensation Actually Paid" for our NEOs to Company performance over the fiscal year ending December 31, 2023. These measures are used to help determine the STIP (Adjusted Revenue and Adjusted Operating Income) and LTIP (Adjusted Revenue and ANI EPS) payouts for each of the NEOs. For more information on our STIP and LTIP programs and actual payouts for each NEO, see "Compensation Discussion and Analysis" beginning on page 42 of this Proxy Statement. The performance measures included in this table are not listed in rank order by relative importance.

Most important performance measures
Adjusted Revenue
Adjusted Operating Income
Adjusted Net Income - Earnings Per Share (ANI EPS)

2024 Proxy Statement	71

AUDIT MATTERS

Proposal 3
Ratification of Deloitte & Touche LLP as Our Independent Registered Public Accounting Firm for Fiscal Year 2024

In accordance with its Board-approved charter, the Audit Committee of the Board is directly responsible for the appointment, compensation, retention, and oversight of the independent external audit firm retained to audit the Company’s consolidated financial statements. The Audit Committee has selected Deloitte & Touche LLP, or “D&T,” as the independent registered public accounting firm for the Company’s fiscal year 2024. D&T has audited the Company’s consolidated financial statements since 2003. The Audit Committee oversees and is ultimately responsible for the audit fee negotiations associated with our retention of D&T. To assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent external audit firm.
Stockholder ratification of the appointment is not required under the laws of the State of Delaware, but the Audit Committee has decided to request that the stockholders ratify the appointment. A representative of D&T will attend the meeting to answer appropriate questions from stockholders and will have the opportunity to make a statement on behalf of the firm, if he or she so desires.
The Audit Committee and the Board believe that the continued retention of D&T to serve as our independent external audit firm is in our best interests and those of our stockholders. If this proposal is not approved by our stockholders at the Annual Meeting, the Audit Committee will reconsider its selection of D&T. Even if the selection is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any point during the year if it determines that making a change would be in the best interests of the Company and our stockholders.

Our Board of Directors recommends a vote FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the Company's fiscal year 2024.

72	WEX Inc.

AUDIT MATTERS
Auditor Selection and Fees
Audit Selection
The Audit Committee has selected D&T as the Company’s independent registered public accountant for the 2024 fiscal year. D&T has served as the Company’s independent registered public accountant since our initial public offering.
Audit Fees
The following is a description of the fees billed to the Company by D&T for the years ended December 31, 2023 and 2022:

	December 31,
	2023	2022
Audit Fees(1)	$7,566,301	$6,677,167
Audit-Related Fees(2)	324,373	338,040
Tax Fees(3)	382,888	182,585
All Other Fees(4)	2,995	13,424
Total	$8,276,557	$7,211,216
(1)For professional services performed in connection with the annual audit of the consolidated financial statements included in the annual report on Form 10-K, quarterly reviews of the condensed consolidated financial statements included in quarterly reports on Forms 10-Q, the annual audit of our internal control over financial reporting, as well as fees associated with the statutory audits of certain of our domestic and foreign entities and services performed in connection with comfort letters, consents and procedures related to documents filed with the SEC.
(2)For professional services performed that are reasonably related to the performance of the audit or review of the consolidated financial statements and are not included within Audit Fees, including the annual audit of the WEX Inc. Employee Savings Plan, information system audits, and certain agreed-upon procedures.
(3)For tax compliance, tax advice and tax planning services performed in connection with domestic and international tax matters.
(4)For accounting research tools and other miscellaneous services.
Pre-Approval Policies and Procedures
The Audit Committee has adopted a policy regarding pre-approval of audit and non-audit services performed by D&T. According to the policy, the Audit Committee shall pre-approve all audit services to be provided to the Company, whether provided by the principal independent registered public accountant or other firms, and all other permitted services (review, attest and non-audit) to be provided to the Company by the independent registered public accountant; provided, however, that de minimis permitted non-audit services may instead be approved in accordance with applicable NYSE and SEC rules. The independent registered public accountant is prohibited from providing certain non-audit services (as defined in Rule 2-01(c) (4) of Regulation S-X). The Chair of the Audit Committee has the authority to pre-approve any permitted services on behalf of the Audit Committee and shall notify the full committee of such approval at its next meeting.
Since our initial public offering on February 16, 2005, the Audit Committee has pre-approved all of the services performed by D&T.

2024 Proxy Statement	73

AUDIT MATTERS
Audit Committee Report
The Board of Directors appointed us as an audit committee to monitor the integrity of WEX’s consolidated financial statements, its system of internal controls and the independence and performance of its internal audit department and independent registered public accounting firm. As an audit committee, we select and oversee the independent registered public accounting firm and are directly responsible for approving their compensation and retention. We also participate in the selection of the lead audit partner of the independent registered public accounting firm.
We are governed by a written charter adopted by the Board, which is available through the investor’s page of the Company’s website at www.wexinc.com.
Our committee consisted of five non-employee directors at the time that the actions of the committee described in this report were undertaken. Each member of the audit committee is “independent” within the meaning of the New York Stock Exchange rules and Rule 10A-3 under the Securities Exchange Act of 1934. WEX’s management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. WEX’s independent registered public accounting firm is responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. However, we are not professionally engaged in the practice of accounting or auditing. We have relied, without independent verification, on the information provided to us and on the representations made by WEX’s management and independent registered public accounting firm.
In fulfilling our oversight responsibilities, we discussed with representatives of D&T, the Company’s independent registered public accounting firm for fiscal year 2023, the overall scope and plans for their audit of the consolidated financial statements for fiscal year 2023. We met with them, with and without WEX management present, to discuss the results of their examinations, their evaluations of the Company’s internal control over financial reporting and the overall quality of WEX’s financial reporting. We reviewed and discussed the audited consolidated financial statements for fiscal year 2023 with management and the independent registered public accounting firm.
We also reviewed the report of management contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC, as well as the Report of Independent Registered Public Accounting Firm included in the annual report on Form 10-K related to their audit of (i) the consolidated financial statements and (ii) the effectiveness of internal control over financial reporting. We continue to oversee the Company’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in fiscal year 2024.
We discussed with the independent registered public accounting firm the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC.
In addition, we received from the independent registered public accounting firm the letter and the written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed the disclosures with our independent registered public accounting firm, as well as other matters relevant to their independence from management and WEX. In evaluating the independence of our independent registered public accounting firm, we considered whether the services they provided beyond their audit and review of the consolidated financial statements were compatible with maintaining their independence. We also considered the amount of fees they received for audit and non-audit services.
Based on our review and these meetings, discussions and reports, we recommended to the Board of Directors that the Company's audited consolidated financial statements for fiscal year 2023 be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
AUDIT COMMITTEE
Derrick Roman (Chair)
Regina O. Sommer
James Groch
Susan Sobbott
Aimee Cardwell

74	WEX Inc.

INFORMATION ABOUT STOCK OWNERSHIP
Principal Stockholders
This table shows common stock that is beneficially owned by our directors, our director nominees, our Named Executive Officers, our current directors and executive officers as a group and all persons known to us to own 5 percent or more of the Company’s outstanding common stock, as of March 28, 2024. The percent of outstanding shares reported below is based on 41,897,086 shares outstanding on March 28, 2024, which is the record date.
Amount and Nature of Shares Beneficially Owned(1)

Name and Address(2)	Common Stock Owned(3)	Right to Acquire(4)	Total Securities Beneficially Owned(4)	Percent of Outstanding Shares
Principal Stockholders:
The Vanguard Group(5) 100 Vanguard Blvd Malvern, PA 19355	4,199,017	—	4,199,017	10.0%
BlackRock, Inc.(6) 55 East 52nd Street New York NY 10055	3,841,491	—	3,841,491	9.2%
Janus Henderson Group plc(7) 201 Bishopsgate EC2M 3AE, United Kingdom	4,090,463	—	4,090,463	9.8%
Wellington Management Group, LLP(8) 280 Congress Street Boston, MA 02210	3,122,500	—	3,122,500	7.5%
Named Executive Officers, and Directors:
Melissa Smith(9)	126,094	150,734	276,828	*
Jagtar Narula	5,528	3,676	9,204	*
Jay Dearborn Jr.	20,023	22,632	42,655	*
Robert Deshaies	11,305	20,300	31,605	*
Sachin Dhawan	—	—	—	*
Daniel Callahan**	—	1,147	1,147	*
Aimee Cardwell	—	—	—	*
Shikhar Ghosh**	5,451	1,147	6,598	*
James Groch**	5,750	1,147	6,897	*
James Neary	6,076	1,147	7,223	*
Stephen Smith	4,864	1,147	6,011	*
Susan Sobbott**	4,207	1,147	5,354	*
Regina O. Sommer**	8,738	1,147	9,885	*
Jack VanWoerkom**	1,713	1,147	2,860	*
Nancy Altobello**	—	1,147	1,147	*
Derrick Roman**	1,510	1,147	2,657	*
Directors and Executive Officers as a Group (23 Persons)(10)	244,062	231,965	476,027	1.1%
*    Less than 1%
**    Please refer to footnote (3) to see information regarding the deferred stock units in WEX Inc. held (or to be held) by Mr. Callahan, Mr. Ghosh, Mr. Groch, Ms. Sommer, Ms. Sobbott, Ms. Altobello, Mr. Roman, and Mr. VanWoerkom.

2024 Proxy Statement	75

INFORMATION ABOUT STOCK OWNERSHIP
(1)The amounts and percentage reported in this table were determined in accordance with applicable SEC rules and are not indicative of beneficial ownership for any other purpose, including for purposes of determining whether any approvals required by our regulators upon exceeding certain ownership thresholds under applicable law have been triggered. See the Risk Factor "Provisions in our charter documents, Delaware law and applicable banking laws may delay or prevent our acquisition by a third party, and could adversely impact the market price of our common stock" in Item 1A of Part I in our most recent Annual Report on Form 10-K filed with the SEC.
(2)Unless otherwise noted, the business address for the individual is in care of WEX Inc., 1 Hancock Street, Portland, ME 04101.
(3)Unless otherwise noted, includes shares for which the named person or entity has sole voting and investment power or has shared voting and investment power, including with his or her spouse. Excludes shares that may be acquired through stock option exercises or through the vesting of restricted stock units, which are accounted for in the column "Right To Acquire". This table does not include deferred stock units (which are listed as of the date of this table, March 28, 2024), which will convert into the following number of shares that will be acquired by our non-employee directors 200 days after their separation from our Board: 42,169 shares by Mr. Ghosh; 6,564 shares by Ms. Sommer; 6,606 shares by Mr. VanWoerkom; 1,250 shares by Mr. Roman; 2,280 shares by Ms. Altobello; 5,676 shares by Mr. Groch; and, 7,013 shares by Mr. Callahan. Please note, the 1,147 shares that Mr. Callahan, Mr. Groch, Ms. Altobello, and Ms. Sobbott have included in the "Right To Acquire" column will be acquired as deferred stock units, which will vest as common stock 200 days after their separation from the Board.
(4)The Right to Acquire column includes shares that can be acquired through stock option exercises or the vesting of restricted stock units through May 27, 2024 and excludes shares that may not be acquired until on or after May 28, 2024. The Total Securities Beneficially Owned column includes both the Common Stock Owned and Right to Acquire columns.
(5)This information was reported on a Schedule 13G/A filed by The Vanguard Group (“Vanguard”) with the SEC on February 13, 2024 and does not necessarily reflect their current ownership of WEX securities. The Schedule 13G/A reported that Vanguard has shared voting power over 16,545 shares, sole dispositive power over 4,136,750 shares and shared dispositive power over 62,267 shares. The percentage reported is based on (i) the assumption that Vanguard has beneficial ownership of 4,199,017 shares of common stock and (ii) the number of WEX Inc. shares of common stock outstanding on March 28, 2024.
(6)This information was reported on a Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) with the SEC on January 25, 2024 and does not necessarily reflect their current ownership of WEX securities. The Schedule 13G/A reported that BlackRock has sole voting power over 3,718,042 shares and has sole dispositive power over 3,841,491 shares. The percentage reported is based on (i) the assumption that BlackRock had beneficial ownership of 3,841,491 shares of common stock and (ii) the number of WEX Inc. shares of common stock outstanding on March 28, 2024.
(7)This information was reported on a Schedule 13G/A filed by Janus Henderson Group plc (“Janus Henderson”) with the SEC on February 13, 2024 and does not necessarily reflect their current ownership of WEX securities. The Schedule 13G/A reported that Janus Henderson has shared voting power and shared dispositive power over 4,090,463 shares. The percentage reported is based on (i) the assumption that Janus Henderson has beneficial ownership of 4,090,463 shares of common stock and (ii) the number of WEX Inc. shares of common stock outstanding on March 28, 2024.
(8)This information was reported on a Schedule 13G/A filed with the SEC on February 8, 2024 and does not necessarily reflect their current ownership of WEX securities. Each of Wellington Management Group LLP, Wellington Group Holdings LLP, and Wellington Investment Advisors Holdings LLP has shared voting power with respect to 2,755,513 shares and shared dispositive power with respect to 3,122,500 shares. Wellington Management Company LLP has shared voting power with respect to 2,584,060 shares and shared dispositive power with respect to 2,816,084 shares. The securities reported are owned of record by clients of one or more investment advisors directly or indirectly owned by Wellington Management Group LLP (the “Investment Advisors”), including: Wellington Management Company LLP, Wellington Management Canada LLC, Wellington Management Singapore Pte Ltd, Wellington Management Hong Kong Ltd, Wellington Management International Ltd, Wellington Management Japan Pte Ltd and Wellington Management Australia Pty Ltd. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Investment Advisors. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP. The percentage reported in the table above is based on (i) the assumption that Wellington Management Group LLP has beneficial ownership of 3,122,500 shares of common stock and (ii) the number of WEX Inc. shares of common stock outstanding on March 28, 2024.
(9)Includes 1,692, 1,693, and 1,693 shares held indirectly respectively through three trusts for the benefit of Ms. Smith's three children and 18,277 shares held indirectly through Ms. Smith's spouse.
(10)In addition to the Named Executive Officers and directors included in this table, seven other executive officers were members of this group as of March 28, 2024.

76	WEX Inc.

INFORMATION ABOUT STOCK OWNERSHIP
Securities Authorized for Issuance under Equity Compensation Plans
The following table provides information about shares of common stock that may be issued under the Company’s equity compensation plans as of December 31, 2023. The Company’s equity plans include the 2010 Equity and Incentive Plan and the Amended and Restated 2019 Equity and Incentive Plan, each of which were approved by our stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column) (#)
Equity compensation plans approved by Company stockholders	2,835,169(1)	155.58(2)	2,635,253(3)
(1)Includes 1,098,457 shares of common stock subject to PRSUs, determined using the applicable fungible share ratios, under the Company's Amended and Restated 2019 Equity and Incentive Plan and the 2010 Equity and Incentive Plan (the "Prior Plan"). Assumes that the target level of performance conditions were achieved for any PRSU awards for which the performance period was not concluded as of December 31, 2023 and includes the actual number of shares to be issued upon settlement of PRSUs granted where the performance period has concluded as of December 31, 2023, but settlement occurred in 2024. If the highest level of performance condition attainments were assumed for all such PRSUs, the total number of shares of common stock to be issued upon settlement of such awards as of December 31, 2023 would increase by 734,315 shares of common stock.
(2)Weighted average exercise price does not take into account shares of common stock subject to outstanding RSUs, PRSUs and deferred stock units as such shares of common stock will be issued at the time they vest, without any cash consideration payable for those shares of common stock.
(3)Represents shares remaining available for future issuance under the Amended and Restated 2019 Equity and Incentive Plan as of December 31, 2023. The Amended and Restated 2019 Equity and Incentive Plan permits the award of incentive stock options and nonstatutory stock options, stock appreciation rights, restricted stock awards, RSUs, director awards, other stock-based and cash-based awards and performance awards. The Amended and Restated 2019 Equity and Incentive Plan authorizes for issuance (i) 4,500,000 shares of common stock for awards granted after June 4, 2021, (ii) 1,235,669 shares of common stock for awards granted on or prior to March 21, 2021, and (iii) such additional number of shares of common stock (up to 776,777 shares) as is equal to the number of shares of common stock subject to awards granted under the Company's Prior Plan which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right. To the extent a share that is subject to an award granted under the Prior Plan that counted as 1.53 shares against such Prior Plan’s share reserve is made available for the award of future grants under the Amended and Restated 2019 Equity and Incentive Plan, the share reserve will be credited with 1.53 shares. Otherwise, each share of common stock subject to an award under the Prior Plan that becomes available for grant under the Amended and Restated 2019 Equity and Incentive Plan will increase the plan’s share reserve by one share. Under the Amended and Restated 2019 Equity and Incentive Plan, any award of restricted stock, RSU, or other stock-based award with a per share purchase price lower than 100% of the fair market value per share of common stock on the date of grant shall be counted against share limits as 1.7 shares for each one share of applicable award. The Board may not make new awards under the Prior Plan.

2024 Proxy Statement	77

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING YOUR SHARES
This proxy statement and enclosed proxy card is being furnished in connection with the solicitation of proxies by the Board of WEX Inc. for use at our Annual Meeting to be held on Thursday, May 9, 2024 at 8:00 a.m., ET via the Internet as a virtual web conference at https://web.lumiagm.com/289188153. The password for the meeting is case sensitive and is wex2024. The proxy statement describes the proposals on which you may vote as a stockholder and contains important information to consider when voting.
We are mailing this Proxy Statement, our Annual Report to stockholders and our proxy card to our stockholders on or about April 23, 2024.
Your vote is important. Please submit your vote as soon as possible even if you plan to virtually attend the Annual Meeting online.
Why is the 2024 Annual Meeting a virtual, online meeting?
To enable broad access to our 2024 Annual Meeting, our Annual Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. We believe that hosting a virtual Annual Meeting will facilitate stockholder attendance and participation by enabling stockholders to participate remotely from any location around the world. We have designed the virtual Annual Meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.
How do I virtually attend the Annual Meeting?
We will host the Annual Meeting live online via a virtual web conference at https://web.lumiagm.com/289188153. You may attend the Annual Meeting by visiting that website. The password for the meeting is case sensitive and is wex2024. The audio webcast will start at 8:00 a.m. ET, on Thursday, May 9, 2024. You will need the digit control number included on your proxy card in order to be able to enter the Annual Meeting online and vote. Instructions on how to attend and participate online are posted at https://go.lumiglobal.com/faq.
Online check in will begin at 7:00 a.m. ET on Thursday, May 9, 2024, and you should allow ample time for the online check-in proceedings. Please refer to https://go.lumiglobal.com/faq or e-mail support@lumiglobal.com if you require any assistance attending the virtual web conference.
Who can attend and participate in the Annual Meeting?
Stockholders who owned the Company’s common stock at the close of business on March 28, 2024, the record date, may attend the Annual Meeting online and vote at the Annual Meeting. Each share is entitled to one vote. There were 41,897,086 shares of common stock outstanding on the record date.
May I see a list of stockholders entitled to vote as of the record date?
A list of our registered stockholders as of the close of business on the record date will be available for ten days prior to the Annual Meeting between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time, at the Office of the General Counsel, WEX Inc., 1 Hancock Street, Portland, Maine 04101. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, in accordance with the Company's By-Laws.
How do I vote?
If the shares are registered directly in your name, you may vote in the following ways:
•Vote over the Internet prior to the Annual Meeting: To vote over the Internet, please go to the following website: www.voteproxy.com and follow the instructions at that site for submitting your proxy electronically. You must submit your Internet proxy before 11:59 p.m. Eastern Time, on Wednesday, May 8, 2024, the day before the Annual Meeting, for your vote to count.

78	WEX Inc.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING YOUR SHARES
•Vote by Telephone prior to the Annual Meeting: To vote by telephone, please call 1-800-776-9437 (domestic) or 1-718-921-8500 (international) and follow the recorded instructions. You must submit your telephonic vote before 11:59 p.m. Eastern Time, on Wednesday, May 8, 2024, the day before the Annual Meeting, for your vote to count.
•Vote by Mail prior to the Annual Meeting: You may vote by mail by completing, signing and dating your proxy card and mailing it in the enclosed prepaid and addressed envelope. Your proxy card must be received and tabulated no later than the closing of the polls for your proxy card to be valid and your vote to count.
•Vote Online while Virtually Attending the Annual Meeting: If you attend the Annual Meeting, you may vote your shares online while virtually attending the Annual Meeting by visiting https://web.lumiagm.com/289188153. The password for the meeting is case sensitive and is wex2024. You will need your control number included on your proxy card in order to be able to vote during the Annual Meeting.
If you hold your shares in “street name,” you should follow the instructions provided by your bank, broker or other nominee, which may include instructions regarding your ability to vote by mail, by telephone or through the Internet. Holding shares in street name means you hold them through a bank, broker, or other nominee, and as a result, the shares are not held in your individual name but through someone else. To vote in person at the virtual Annual Meeting, you must first obtain a valid legal proxy from your broker, bank, or other agent and then register in advance to attend the Annual Meeting. Please follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.
After obtaining a valid legal proxy from your broker, bank, or other agent, to then register to attend the Annual Meeting, you must submit proof of your legal proxy reflecting the number of shares owned by you along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests for registration can be mailed to:
American Stock Transfer & Trust Company LLC
Attn: Proxy Tabulation Department
6201 15th Avenue
Brooklyn, NY 11219
Requests for registration must be labeled as “Legal Proxy” and be received no later than 11:59 p.m. ET on May 2, 2024. You will receive a confirmation of your registration by email after we receive your registration materials. Follow the instructions provided to vote. We encourage you to access the meeting prior to the start time leaving ample time for the check in.
How do I submit a question at the Annual Meeting?
If you wish to submit a question, on the day of the Annual Meeting, beginning at 8:00 a.m., ET, you may log into the virtual meeting platform at https://web.lumiagm.com/289188153, type your question into the “Ask a Question” field, and click “Submit.” We will try to answer as many germane stockholder-submitted questions as time permits. However, we reserve the right to exclude questions that are irrelevant to the business of the Company or of the Annual Meeting, related to material, nonpublic information, derogatory in nature, related to personal matters or personal grievances, or otherwise out-of-order or not otherwise suitable for the conduct of the Annual Meeting. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together. Germane questions received from stockholders during the virtual Annual Meeting, and their related responses, will be posted on the Company’s investor relations website at https://ir.wexinc.com/financials/annual-reports-proxy-esg/default.aspx as soon as practicable following the Annual Meeting.

2024 Proxy Statement	79

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING YOUR SHARES
Information about Voting Procedures
How is my vote counted?
You may vote “for” or “against” or “abstain” from voting with respect to each director nominee. Abstentions and "broker non-votes" will not count as a vote “for” or “against” a nominee's election.
You may vote “for” or “against” or “abstain” from voting on the proposals regarding the advisory vote on executive compensation and ratification of the independent registered public accounting firm. Abstentions and "broker non-votes" with respect to a proposal will not count as a vote “for” or “against” such proposal.
If you provide your voting instructions on your proxy, your shares will be voted:
•as you instruct, and
•according to the best judgment of the persons named in the proxy if a proposal comes up for a vote at the meeting that is not on the proxy.
If you do not indicate a specific choice on the proxy you sign and submit, your shares will be voted:
•"For" the eleven named nominees for director for a one-year term,
•"For" the approval of an advisory (non-binding) vote on the compensation of our Named Executive Officers,
•"For" the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, and
•according to the best judgment of the persons named in the proxy if a proposal comes up for a vote at the meeting that is not on the proxy.
How many votes are required for the election of directors?
Under our By-Laws, in a meeting that is not a Contested Election Meeting (as such term is defined in our By-Laws), a nominee will be elected to the Board if the votes cast “for” the nominee’s election exceed the votes cast “against” the nominee’s election, with abstentions and “broker non-votes” not counting as votes “for” or “against.” Pursuant to our Corporate Governance Guidelines, a condition of nomination by the Board for re-election as a director is that each incumbent director must deliver a resignation to the Board that only becomes effective if such uncontested incumbent director nominee receives a majority of votes “against” his or her election, and the Board determines to whether to accept the resignation within 90 days following certification of the stockholder vote (based on the recommendation of a committee of independent directors after the evaluation of numerous factors). We will publicly disclose the Board's decision and its reasoning with regard to the offered resignation.
How many votes are needed to approve the advisory (non-binding) vote on the compensation of our Named Executive Officers and to ratify the selection of the independent registered public accounting firm?
The affirmative vote of a majority of votes cast affirmatively or negatively on the matter is required for the approval of the advisory (non-binding) vote on the compensation of the named executive officers and the approval of the ratification of the selection of the independent registered public accounting firm. A broker non-vote will be treated as not being entitled to vote on any proposals other than the proposal to ratify the selection of the independent registered accounting firm. Under our By-Laws, abstentions and broker non-votes are not counted as votes for or against any matter and therefore, will not be included in the numerator or the denominator. Because these are advisory votes, there is no required approval threshold for these proposals.
What is the difference between a “stockholder of record” and a “beneficial owner”?
These terms describe the manner in which your shares are held. If your shares are registered directly in your name through American Stock Transfer & Trust Company, LLC, our transfer agent, you are a “stockholder of record” or registered stockholder. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name.”

80	WEX Inc.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING YOUR SHARES
What is a Broker Non-Vote?
A broker is entitled to vote shares held for a stockholder on “discretionary” matters without instructions from the beneficial owner of those shares. However, if a beneficial owner does not provide timely instructions, the broker does not have the authority to vote on any “non-discretionary” proposals at the Annual Meeting and a “broker non-vote” would occur. The only matter at the Annual Meeting that is “discretionary” is the ratification of our independent registered public accounting firm. The other matters are “non-discretionary.” Please instruct your broker on how to vote your shares using the voting instruction form provided by your broker or following any instructions provided by your broker regarding your ability to vote by telephone or through the Internet.
What if I do not vote?
The effect of not voting will depend on how your share ownership is registered. If you own shares as a “stockholder of record” or registered holder and you do not vote, then your unvoted shares will not be represented at the Annual Meeting and will not count toward the quorum requirement. If a quorum is obtained, then your unvoted shares will not affect whether a proposal is approved or rejected.
If you are a stockholder whose shares are not registered in your name and you do not vote, then your bank, broker or other nominee, who is the holder of record, may still represent your shares at the meeting for purposes of obtaining a quorum. In the absence of your voting instructions, under stock exchange rules, if applicable, your bank, broker or other nominee will be able to vote your shares in its discretion regarding the ratification of our independent registered public accounting firm. However, under stock exchange rules, if applicable, your bank, broker or other nominee will not be able to vote your shares in its discretion in the election of directors and the advisory (non-binding) vote on the compensation of our Named Executive Officers. Therefore, you must vote your shares if you want them to be counted for purposes of these votes.
What if I change my mind after I submit my proxy?
If your stock is registered directly in your name, you may revoke your proxy and change your vote by:
•voting over the Internet or by telephone prior to the Annual Meeting as instructed above under “How do I vote?” Only your last Internet or telephone vote submitted prior to the annual meeting is counted. You may not change your vote over the Internet or by telephone after 11:59 p.m., ET, on Wednesday, May 8, 2024, the day before the Annual Meeting,
•casting another vote with a later date and returning it before the polls close at the Annual Meeting as instructed above under “How do I vote?” Only the last dated, valid proxy will be counted, or
•voting online while virtually attending the Annual Meeting as instructed above under “How do I vote?”
If you hold your stock in “street name” and have instructed your bank, broker or nominee to vote the shares, you should follow the instructions provided by your bank, broker or other nominee to revoke your proxy and change your vote. You may also revoke your proxy and change your vote by participating in the Annual Meeting online and voting your shares electronically during the Annual Meeting, if you have a legal proxy from your bank, broker or other nominee and have followed the instructions above.
Your virtual attendance at the Annual Meeting alone, without voting electronically, will not automatically revoke your proxy.
What happens if a director nominee is unable to stand for election?
The Board may reduce the number of directors or select a substitute nominee. In the latter case, if you have submitted your proxy, the persons named in the proxy can vote your shares for a substitute nominee. The person you authorize to vote on your behalf cannot vote for more than four nominees.
What constitutes a quorum?
In order for business to be conducted at the Annual Meeting, a quorum must be present. A quorum consists of the holders of one-third of the shares of common stock issued and outstanding on the record date and entitled to vote.
Shares of common stock represented in person or by proxy (including shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for purposes of determining whether a quorum exists. Shares of common stock that are present virtually during the Annual Meeting constitute shares of common stock represented “in person”. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

2024 Proxy Statement	81

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING YOUR SHARES
What does it mean if I receive more than one proxy card?
It means that you hold your shares in multiple accounts. Please follow the voting instructions on the proxy cards to be sure that all of your shares are voted.
Where do I find voting results of the Annual Meeting?
We will announce preliminary voting results during the Annual Meeting. We will also publish the preliminary or, if available, the final results in a current report on Form 8-K within four business days of the end of the meeting. You may access a copy of the current report on Form 8-K electronically on our website or through the SEC’s website at www.sec.gov. Voting results will be tabulated and certified by our transfer agent, American Stock Transfer & Trust Company.
Who pays the cost for proxy solicitation?
The Company pays for distributing and soliciting proxies. As a part of this process, the Company reimburses brokers, nominees, fiduciaries, and other custodians for reasonable fees and expenses in forwarding proxy materials to stockholders. The Company has engaged a proxy solicitor, D.F. King & Co., Inc., to assist in connection with soliciting votes for the Annual Meeting at a cost of approximately $12,500. The Company will bear the entire cost of the proxy solicitor. The proxy solicitor will solicit proxies through mail, telephone, the Internet, or other means. Employees of the Company or its subsidiaries may solicit proxies through mail, telephone, the Internet, or other means. Employees do not receive additional compensation for soliciting proxies.
How do I submit a stockholder proposal or director nominee for next year’s Annual Meeting or suggest a candidate for nomination as a director to the Corporate Governance Committee?
Any proposal that a stockholder wishes to be considered for inclusion in our proxy statement and proxy card for the 2025 Annual Meeting of Stockholders must comply with the requirements of Rule 14a-8 under the Exchange Act and must be submitted to the Corporate Secretary, 1 Hancock Street, Portland, ME 04101, no later than December 24, 2024.
If a stockholder wishes to present a proposal before the 2025 Annual Meeting of Stockholders but does not wish to have a proposal considered for inclusion in our proxy statement and proxy in accordance with Rule 14a-8 or to nominate someone for election as a director, the stockholder must give written notice to our Corporate Secretary at the address noted above. To be timely, a stockholder’s notice to the Corporate Secretary must be delivered to or mailed and received no earlier than January 9, 2025, nor later than February 8, 2025. However, in the event that the Annual Meeting is called for a date that is not within twenty-five days before or after May 9, 2025, notice by the stockholder must be received no earlier than 120 days prior to the Annual Meeting and no later than the later of (i) the 90th day prior to the Annual Meeting or (ii) the tenth day following the day on which notice of the date of the Annual Meeting is first mailed or publicly disclosed, whichever first occurs. If a stockholder wishes to solicit proxies in support of director nominees other than our nominees under the universal proxy rules, such stockholder must, in addition to the information required under our By-Laws, also include in the notice the information required by Rule 14a-19 under the Exchange Act. Stockholders soliciting votes for a director pursuant to the universal proxy rules must also notify us not later than five business days prior to the Annual Meeting date that such stockholder has complied with the requirements of our By-Laws and Rules 14a-19 under the Exchange Act.
Alternatively, under our "proxy access” provision in our By-Laws, a stockholder, or group of no more than 20 stockholders, owning at least 3% of the Company’s outstanding shares of capital stock continuously for at least three years, may nominate and include in our proxy materials for an Annual Meeting director nominees constituting up to two individuals or 20% of the Board, whichever is greater, provided the stockholder(s) and nominee(s) satisfy the requirements in our By-Laws. For a proxy access nomination to be considered timely for the 2025 Annual Meeting of Stockholders, it must be received in writing by the Secretary no earlier than December 10, 2024 nor later than January 9, 2025. However, in the event that the date of the Annual Meeting is advanced by more than 30 days, or delayed (other than as a result of adjournment) by more than 60 days, from the first anniversary of the preceding year’s Annual Meeting, or if no Annual Meeting was held in the preceding year, notice must be received no earlier than the 150th day prior to such Annual Meeting and no later than the close of business on the later of (i) the 120th day prior to such Annual Meeting and (ii) the tenth day following the day on which notice of the date of such Annual Meeting was mailed or public disclosure of the date of such Annual Meeting was made, whichever first occurs.

82	WEX Inc.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING YOUR SHARES
The Company’s By-Laws contain specific procedural requirements regarding a stockholder’s ability to nominate a director or submit a proposal to be considered at a meeting of stockholders. The By-Laws are available on our website at ir.wexinc.com, under the Governance tab.
What is “householding”?
“Householding” means that we deliver a single set of proxy materials and annual report to households where multiple stockholders share the same address, provided such stockholders give their consent and certain other conditions are met.
Some households with multiple stockholders already may have provided the Company with their consent to householding. We will provide only one set of proxy materials or to each such household, unless we receive contrary instructions from one or more of the stockholders.
We will promptly deliver separate copies of our proxy statement and annual report, or deliver multiple copies in the future, at the request of any stockholder who is in a household that participates in the householding of the Company’s proxy materials. You may call our Investor Relations department at (866) 668-6550 or send your request to:

WEX Inc. Attention: Investor Relations — Annual Meeting 1 Hancock Street Portland, ME 04101 Email: investors@wexinc.com
If you currently receive multiple copies of the Company’s proxy materials and would like to participate in householding, please contact the Investor Relations department at the above phone number or address.
What is meant by “incorporation by reference”?
“Incorporation by reference” means that we refer to information that previously has been filed with the SEC, so the information should be considered as part of the filing you are reading. Information on the websites referred to in this proxy statement, including our website, is not incorporated into this proxy statement. Based on SEC rules, the sections entitled “Audit Committee Report” and the “Compensation Committee Report,” of this proxy statement and the information regarding the Audit Committee Charter and the independence of the Audit Committee members specifically are not incorporated by reference into any other filings with the SEC.
You receive this proxy statement as part of the proxy materials for the Annual Meeting of Stockholders. You may not consider this proxy statement as material for soliciting the purchase or sale of our Company’s common stock.
How do I request future copies of your proxy materials?
If you require additional copies of these or any future proxy materials, please refer to the Investor Relations page of our website at www.wexinc.com or contact our Investor Relations office at the above e-mail address, phone number or mailing address.
How do I request a copy of your annual report on Form 10-K?
We will provide you with a copy, without charge, of our annual report on Form 10-K, including the financial statements, for our most recently ended fiscal year, upon request to our Investor Relations department at the above e-mail address, phone number or mailing address. Our annual report on Form 10-K is also available free of charge on our website at https://ir.wexinc.com/financials/sec-filings/default.aspx and on the SEC’s website at www.sec.gov.

2024 Proxy Statement	83

OTHER BUSINESS
We know of no other business to be considered at the meeting, and the deadline for stockholders to submit proposals or nominations has passed. However, if:
•other matters are properly presented at the meeting, or at any adjournment or postponement of the meeting, and
•you have properly submitted your proxy, then, Melissa Smith or Sara T.W. Trickett will vote your shares on those matters according to her best judgment.

By Order of the Board of Directors,

Sara T.W. Trickett Acting General Counsel and Assistant Corporate Secretary
April 23, 2024
Portland, Maine

84	WEX Inc.

APPENDIX A
The following pages in this Appendix A contain descriptions of the performance measures used for executive incentive compensation under our Short-Term Incentive Plan ("STIP"). They were developed uniquely for incentive compensation purposes, are non-GAAP measures, and are not reported in our financial statements. The Leadership Development and Compensation Committee (the "Committee") has approved use of non-GAAP measures when appropriate to drive executive focus on particular strategic, operational, or financial factors, or to exclude factors over which our executives have little influence or control.
STIP
Reconciliation of performance measures to reported results for the 2023 STIP metric is shown in the table below:

(In millions)	2023 Total Company Revenue	2023 Total Company Operating Income
2023 Actual reported per 10-K (GAAP)	$2,548.0	$647.1
Adjustments for Non-GAAP items including: acquisition-related intangible amortization, other acquisition and divestiture related items, debt restructuring costs, stock based compensation, and other costs	✓	✓
2023 Actual reported per 10-K (with adjustments)	$2,548.0	$1,015.4
Adjustment for Fuel Prices, Foreign Exchange Rates, in-year Acquisitions not contemplated in Budget, and other items deemed necessary and appropriate to reflect Company's actual performance	✓	✓
2023 Actual reported per 10-K, adjusted for Fuel Prices, Foreign Exchange Rates, Acquisitions, and other items	$2,512.5	$1,000.1

2024 Proxy Statement	85

APPENDIX A
Reconciliation of Non-GAAP Financial Measure
The following table reflects the reconciliation of the non-GAAP financial performance metric presented in the "2023 Company Performance Snapshot" section, the "Pay versus Performance Table" section and within the Compensation Discussion & Analysis included herein.

Reconciliation of GAAP net income (loss) per diluted share to adjusted net income per diluted share	FY Ended December 31, 2023	FY Ended December 31, 2022	FY Ended December 31, 2021	FY Ended December 31, 2020	FY Ended December 31, 2019	FY Ended December 31, 2018	Per Diluted share CAGR 2018 - 2023
	per diluted share	per diluted share	per diluted share	per diluted share	per diluted share	per diluted share
Net income (loss) attributable to shareholders	$6.16	$4.50	$—	$(5.56)	$2.26	$3.86	9.8%
Unrealized loss (gain) on financial instruments	0.70	(1.86)	(0.86)	0.62	0.79	(0.06)
Net foreign currency (gain) loss	(0.11)	0.51	0.27	0.59	0.02	0.89
Change in fair value of contingent consideration	0.20	3.11	0.88	—	—	—
Acquisition-related intangible amortization	4.25	3.81	4.01	3.90	3.64	3.17
Other acquisition and divestiture related items	0.15	0.40	0.81	1.32	0.86	0.10
Legal settlement	—	—	—	3.71	—	—
Stock-based compensation	3.04	2.25	1.70	1.50	1.09	0.81
Other costs	1.05	0.86	0.52	0.30	0.57	0.31
Loss on sale of subsidiary	—	—	—	1.06	—	—
Impairment charges and asset write-offs	—	3.05	—	1.22	—	0.13
Debt restructuring and debt issuance cost amortization	2.06	0.39	0.48	0.91	0.48	0.32
Non-cash adjustments related to tax receivable agreement	—	—	—	—	(0.02)	0.02
ANI adjustments attributable to non-controlling interests	—	(0.77)	2.91	(0.98)	1.21	(0.03)
Tax related items	(2.59)	(2.59)	(1.58)	(2.47)	(1.71)	(1.24)
Dilutive impact of convertible debt	(0.10)	(0.13)	—	—	—	—
Dilutive impact of stock awards	—	—	—	(0.06)	—	—
Adjusted net income attributable to shareholders	$14.81	$13.53	$9.14	$6.06	$9.20	$8.28	12.3%

86	WEX Inc.

ANNUAL MEETING OF STOCKHOLDERS OF

WEX INC.

May 9, 2024

PROXY VOTING INSTRUCTIONS

INTERNET - Access **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries and follow the recorded instructions. Have your proxy card available when you call.

Vote online or by telephone until 11:59 PM ET the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiconnect.com/289188153 (Password: wex2024) and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR ANNUAL MEETING TO BE HELD ON MAY 9, 2024:
The Notice of Meeting, Proxy Statement and Annual Report to Stockholders are available at https://ir.wexinc.com/financials/annual-reports-proxy-esg/default.aspx.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00003333333333333000 3 050924

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Whether or not you virtually attend the annual meeting, it is important that your shares be represented and voted at the meeting. As a stockholder of record, you can vote your shares by (i) signing and dating this proxy card and returning it by mail in the enclosed envelope, (ii) over the telephone at 1-800-776-9437 (in the United States) or 1-201-299-4446 (from foreign countries) or (iii) over the internet at www.voteproxy.com. If you decide to attend the annual meeting online and vote electronically during the meeting, you may then revoke your proxy. If you hold your stock in "street name," you should follow the instructions provided by your bank, broker or other nominee.

1. Election of Directors: To elect eleven directors for one-year terms.

	FOR	AGAINST	ABSTAIN
Nancy Altobello	☐	☐	☐
Daniel Callahan	☐	☐	☐
Aimee Cardwell	☐	☐	☐
Shikhar Ghosh	☐	☐	☐
James Groch	☐	☐	☐
James (Jim) Neary	☐	☐	☐
Derrick Roman	☐	☐	☐
Melissa Smith	☐	☐	☐
Stephen Smith	☐	☐	☐
Susan Sobbott	☐	☐	☐
Jack VanWoerkom	☐	☐	☐

The Board of Directors recommends a vote FOR Proposal 2.

	FOR	AGAINST	ABSTAIN
2. Advisory (non-binding) vote to approve the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends a vote FOR Proposal 3.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

WEX INC.

2024 ANNUAL MEETING OF STOCKHOLDERS - May 9, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Melissa D. Smith and Sara T.W. Trickett as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of WEX Inc. which the undersigned would be entitled to vote if personally present at the 2024 Annual Meeting of Stockholders scheduled to be held virtually at https://web.lumiconnect.com/289188153, on Thursday, May 9, 2024, at 8:00 a.m., Eastern Time, or any adjournment or postponement thereof.

This proxy will be voted as specified, or if you do not indicate a specific choice on the proxy you sign and submit, your shares will be voted as follows: for the eleven named nominees for director; for the approval of the Company's executive compensation of its named executive officers; and, for the ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm. If you sign and submit this proxy, Melissa D. Smith and Sara T.W. Trickett are authorized to vote your shares according to their best judgment on any other matters that are properly presented at the meeting, or at any adjournment or postponement thereof. Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed, dated and returned your proxy card.

(Continued and to be signed on the reverse side)

1.1 14475